UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2023

Six Flags Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

1000 Ballpark Way Suite 400
Arlington, Texas	76011
(Address of principal executive offices)	(Zip Code)

(972) 595-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.025 par value per share	SIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 2, 2023, Six Flags Entertainment Corporation, a Delaware corporation (“Six Flags”), Cedar Fair, L.P., a Delaware limited partnership (“Cedar Fair”), CopperSteel HoldCo, Inc., a Delaware corporation and subsidiary of Cedar Fair and Six Flags (“Holdco”), and CopperSteel Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Holdco (“Copper Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement.

The Merger Agreement provides that, among other things, upon the terms and subject to the conditions set forth in the Merger Agreement, (i) Copper Merger Sub will merge with and into Cedar Fair (the “Cedar Fair First Merger”), with Cedar Fair continuing as the surviving entity and a wholly owned Subsidiary of HoldCo (the “Cedar Fair Surviving Entity”), (ii) Cedar Fair Surviving Entity will merge with and into HoldCo (the “Cedar Fair Second Merger”, together with the Cedar Fair First Merger, the “Cedar Fair Mergers”), with HoldCo continuing as the surviving corporation, and (iii) Six Flags will merge with and into HoldCo with HoldCo continuing as the surviving corporation, (the “Six Flags Merger,” together with the Cedar Fair Mergers, the “Mergers”).

Each Merger will become effective, upon the terms and subject to the conditions of the Merger Agreement, on such date and at such time when a certificate of merger for such Merger has been duly filed with the Secretary of State of the State of Delaware or such later time as may be mutually agreed by the parties and specified in the applicable certificate of merger, provided that the effective times of the Cedar Fair First Merger and the Cedar Fair Second Merger must be prior to the effective time of the Six Flags Merger (the “Closing Effective Time”).

Merger Consideration

Subject to the terms and conditions set forth in the Merger Agreement, (i) each issued and outstanding unit of limited partnership interest in Cedar Fair including limited partnership interests underlying depositary units representing limited partnership interests on deposit with the Depositary pursuant to the Deposit Agreement (excluding units held in the treasury of Cedar Fair or owned by the general partner of Cedar Fair and any such unit subject to vesting or other transfer restrictions, granted under the Cedar Fair 2016 Omnibus Incentive Plan) (each, a “Cedar Fair Unit” and collectively, the “Cedar Fair Units”) will be converted into the right to receive one (1) share of common stock of HoldCo, as may be adjusted (the “Cedar Fair Exchange Ratio”), and (ii) each issued and outstanding share of common stock, par value $0.025 per share of Six Flags (the “Six Flags Common Stock”) (excluding (a) any shares of Six Flags Common Stock that are held in treasury, (b) any shares of Six Flags Common Stock subject to vesting or other transfer restrictions, granted under the Six Flags Long Term Incentive Plan, and (c) any Dissenting Shares) will be converted into the right to receive 0.5800 shares of common stock of Holdco, as may be adjusted (the “Six Flags Exchange Ratio”).

Following the Closing Effective Time, the holders of Cedar Fair limited partnership interest units will own approximately 51.2% of the outstanding shares of HoldCo Common Stock and the holders of Six Flags common stock will own approximately 48.8% of the outstanding shares of HoldCo Common Stock.

Special Dividend

In connection with the Mergers, Six Flags intends to declare a special dividend (the “Pre-Merger Special Dividend”). The per share amount of the Pre-Merger Special Dividend will equal (a) $1.00 plus (b) the product (rounded up to the nearest whole cent) of (i) the Six Flags Exchange Ratio and (ii) the aggregate amount of distributions per unit declared or paid by Cedar Fair with respect to a Cedar Fair Unit with a record date following the date of the Merger Agreement and prior to the Closing Effective Time (subject to (x) customary adjustments for any stock dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares or similar event following the date of the Merger Agreement and (y) any other adjustment required pursuant to the Merger Agreement), payable contingent upon the consummation of the Mergers, to holders of record of Six Flags Common Stock as of the close of business one (1) Business Day prior to the Closing Date, upon the terms and subject to the conditions set forth in the Merger Agreement.

Treatment of Equity Awards

At the First Effective Time (as defined in the Merger Agreement), each outstanding Cedar Fair equity awards (other than deferred Cedar Fair Units held by non-employee members of Cedar Fair’s Board of Directors) will be converted into a corresponding award relating to shares of HoldCo Common Stock, with the number of shares of HoldCo Common Stock subject to such converted award based on the Cedar Fair Exchange Ratio. The converted Cedar Fair equity awards will remain outstanding and subject to the same terms and conditions as applied to the corresponding Cedar Fair equity award immediately prior to the First Effective Time, including vesting protections occur within a period of 24 months following the Closing Date. Performance-based Cedar Fair equity awards will convert based on the greater of target and actual performance or, in the case of any performance period that is not in progress as of the Effective Time, target performance, as applicable, and will not be subject to future performance-based vesting conditions (but will remain subject to service-based vesting conditions). Any deferred Cedar Fair Units will be settled at the First Effective Time in either cash or shares of HoldCo Common Stock, depending on the applicable election on file with Cedar Fair.

At the Closing Effective Time, Six Flags equity awards will be converted into a corresponding award relating to shares of HoldCo Common Stock, with the number of shares of HoldCo Common Stock subject to such converted award based on the Six Flags Exchange Ratio. The converted Six Flags equity awards will remain outstanding and subject to the same terms and conditions as applied to the corresponding Six Flags equity award immediately prior to the Closing Effective Time (except that (i) performance-based awards will convert based on the greater of target and actual performance and will not be subject to future performance-based vesting conditions (but will remain subject to service-based vesting conditions) and (ii) all converted awards will be subject to vesting protections for qualifying terminations that occur within a period of 24 months following the Closing). Any outstanding Six Flags deferred share units will be settled at the Closing Effective Time in shares of HoldCo Common Stock based on the Six Flags Exchange Ratio. All Six Flags equity awards will be eligible for payment of the Pre-Merger Special Dividend; provided, that such amount will not be paid until such time as the underlying Six Flags equity award, as converted, becomes vested or settled pursuant to its terms (if at all).

Governance

The Merger Agreement sets forth certain post-closing governance arrangements, including that the Holdco Board of Directors (the “Holdco Board”) will initially consist of twelve directors, (i) six of whom will be persons designated by Cedar Fair from the directors of Cedar Fair serving prior to the Closing Effective Time, one of whom will be Mr. Richard A. Zimmerman, if he is the President and Chief Executive Officer of Cedar Fair immediately prior to the First Effective Time and (ii) six of whom will be persons designated by Six Flags from the directors of Six Flags serving prior to the Closing Effective Time, one of whom will be Mr. Selim A. Bassoul, if he is the President and Chief Executive Officer of Six Flags immediately prior to the Closing Effective Time. In addition, under the terms of the Merger Agreement, each of the directors of HoldCo other than Mr. Zimmerman and Mr. Bassoul must qualify as independent under the listing standards of the New York Stock Exchange (“NYSE”) (or other applicable exchange) and the applicable rules of the Securities and Exchange Commission (the “SEC”).

At the Closing Effective Time, (i) Mr. Zimmerman, current President and Chief Executive Officer of Cedar Fair, will serve as President and Chief Executive Officer of HoldCo and (ii) Mr. Bassoul, current President and Chief Executive Officer of Six Flags, will serve as Executive Chairman of the Board of Directors of HoldCo. Mr. Daniel J. Hanrahan, current Chairman of the Board of Directors of Cedar Fair, will serve as Lead Independent Director of the HoldCo Board, provided he remains Chairman of the Board of Directors of Cedar Fair immediately prior to the Closing Effective Time. The Executive Chairman and the Lead Independent Director shall have the respective responsibilities as set forth in the Merger Agreement.

At the Closing Effective Time, the HoldCo Board will establish three standing committees: an Audit Committee; a Nominating and Governance Committee; and a Compensation Committee. The chair of the Audit Committee will be one of the independent directors designated by Cedar Fair; provided that the chair of the Audit Committee must comply with all independence and financial literacy requirements of the SEC and the NYSE (or other applicable exchange). The chair of the Nominating and Governance Committee and the Compensation Committee shall each be one of the independent directors designated by Six Flags. At the Closing Effective Time, the Board of Directors of HoldCo will also establish an Integration Committee of the Board of Directors (the “Integration Committee”), comprised of four directors, (i) two of whom will be directors designated by Cedar Fair to the Board of Directors of HoldCo and (ii) two of whom will be directors designated by Six Flags to the Board of Directors of HoldCo.

HoldCo Common Stock will be listed on NYSE (or other applicable exchange), under the ticker symbol “FUN” and with the name “Six Flags Entertainment Corporation.” The headquarters of the post-closing combined company will be located in Charlotte, North Carolina.

Conditions to Closing

The parties’ obligations to consummate the Mergers are subject to the satisfaction or waiver of certain customary conditions, including, among others: (i) the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the outstanding shares of Six Flags Common Stock entitled to vote thereon (the “Six Flags Stockholder Approval”); (ii) the receipt of certain domestic and foreign approvals under competition laws; (iii) the absence of governmental restraints or prohibitions preventing the consummation of the Mergers or the Pre-Merger Special Dividend; (iv) the effectiveness of the Form S-4 and absence of any initiated or threatened stop order or proceedings seeking a stop order by the SEC; (v) the approval of the shares of HoldCo Common Stock to be issued in the Merger for listing on an agreed upon stock exchange, and (vi) declaration of the Pre-Merger Special Dividend by the Six Flags board of directors. The obligation of each of Cedar Fair and Steel to consummate the Mergers is also conditioned on, among other things, the truth and correctness of the representations and warranties made by the other party as of the closing date (subject to certain “materiality” and “material adverse effect” qualifiers) and the performance in all material respects of all of each parties’ obligations required to be performed by such party under the Merger Agreement at or prior to the Closing Date.

Termination

The Merger Agreement contains certain termination rights for each of the parties, including in the event that (i) the Mergers are not consummated on or before November) 2, 2024 (the “Outside Date”), subject to two six month automatic extensions of the termination date of the Merger Agreement in the event that the regulatory closing conditions have not been satisfied, (ii) the stockholders of Steel do not adopt the Merger Agreement at the Steel Stockholder Meeting, or (iii) if any restraint having the effect of preventing the consummation of the Mergers or the Pre-Merger Special Dividend shall have become final and nonappealable.

Additionally, Cedar Fair may terminate the Merger Agreement prior to the Steel Stockholder Meeting if, among other things, Steel’s Board of Directors has changed its recommendation that its stockholders approve and adopt the Merger Agreement, or has failed to make or reaffirm such recommendation in certain circumstances (each, a “Cedar Fair Triggering Event”).

The Merger Agreement provides that, upon termination of the Merger Agreement by Six Flags or Cedar Fair upon specified conditions, including termination by Cedar Fair in respect of a Cedar Fair Triggering Event, Six Flags will pay to Cedar Fair a termination fee equal to $63.2 million, in cash.

Other Merger Agreement Provisions

The Merger Agreement contains mutual customary representations and warranties made by each of Cedar Fair and Six Flags and customary covenants and agreements. Each of Cedar Fair and Steel agreed in the Merger Agreement: (a) to operate its businesses in the ordinary course in all material respects consistent with past practice and to refrain from taking certain actions without the other party’s consent; (b) not to solicit, initiate, knowingly encourage or take any other action designed to facilitate, and, subject to certain exceptions for Six Flags, not to participate in any discussions or negotiations, or cooperate in any way with respect to, any inquiries or the making of, any proposal of an alternative transaction; (c) to use their respective reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Mergers and the other transactions contemplated by the Merger Agreement, including obtaining governmental, regulatory and third party approvals; and (d) to prepare and file a Form S-4, in which the Proxy Statement/Prospectus shall be included as a prospectus with respect to the issuance of shares of HoldCo Common Stock and the holding of a meeting of the Six Flags’ stockholders (the “Six Flags Stockholder Meeting”) to obtain Six Flags Stockholder Approval. The Merger Agreement also includes covenants of Cedar Fair and Six Flags (i) in respect of the protection of, and access to, confidential information of the parties; (ii) in respect of employee benefits to be provided to continuing employees after the closing, (iii) in respect of payment of expenses, (iv) in respect of indemnification and directors’ and officers’ insurance; and (v) in respect of cooperation in connection with any financing and consent solicitations. Steel also agreed that the Steel board of directors would not change its recommendation to the Steel stockholders to adopt the Merger Agreement (subject to certain exceptions specified in the Merger Agreement in response to an unsolicited proposal for an alternative transaction or following an intervening event)

The foregoing description of the Merger Agreement is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Cedar Fair or Six Flags. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure letters provided by each of Cedar Fair and Six Flags in connection with the signing of the Merger Agreement. These confidential disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Cedar Fair and Six Flags rather than establishing matters as facts and were made only as of the date of the Merger Agreement (or such other date or dates as may be specified in the Merger Agreement). Accordingly, the representations and warranties in the Merger Agreement should not be relied upon as characterizations of the actual state of facts about Cedar Fair or Six Flags.

Voting Support Agreement

Concurrently with the execution of the Merger Agreement, on November 2, 2023, Cedar Fair, H Partners, LP and certain of its affiliates (“H Partners”), and Six Flags, solely for purposes of certain sections thereto, entered into a Voting and Support Agreement (the “Voting and Support Agreement”), pursuant to which H Partners, a significant shareholder of Six Flags, agreed to, among other things, and subject to certain exceptions, vote (or cause to be voted), in person or by proxy at the Six Flags Stockholder Meeting, all of their shares of Six Flags Common Stock: (i) in favor of the adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement, including any amended and restated Merger Agreement or amendment to the Merger Agreement that increases the Six Flags Merger Consideration, decreases the Cedar Fair Merger Consideration or otherwise is or results in the Merger Agreement being more favorable to the Stockholder than the Merger Agreement in effect as of the date of the Voting and Support Agreement; (ii) in favor of the approval of any proposal to adjourn or postpone any Six Flags Stockholder Meeting to a later date if there are not sufficient votes for adoption of the Merger Agreement on the date on which such Six Flags Stockholder Meeting is held; (iii) against any action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of Six Flags contained in the Merger Agreement; (iv) against any action, proposal, transaction or agreement that would reasonably be expected to impede, materially delay or adversely affect the consummation of the Mergers or the fulfillment of Cedar Fair’s, Six Flags’ or Copper Merger Sub’s conditions under the Merger Agreement, any of the other transactions contemplated by the Merger Agreement or change in any manner the voting rights of any class of shares of Six Flags (including any amendments to Six Flags’ certificate of incorporation or bylaws); and (v) against any Six Flags alternative transaction.

The foregoing description of the Voting and Support Agreement is qualified in its entirety by the full text of the Voting and Support Agreement, which is attached hereto as Exhibit 2.2 and incorporated herein by reference.

In connection with the Mergers, Cedar Fair and Six Flags will cause HoldCo to file with the SEC a registration statement on Form S-4, which the parties anticipate filing as soon as practicable after the date of this Current Report. The parties anticipate the Mergers will be consummated in the first half 2024, subject to the conditions set forth in the Merger Agreement, including, without limitation, the receipt of the Six Flags Stockholder Approval and required regulatory approvals.

Item 7.01	Regulation FD Disclosure.

On November 2, 2023, Cedar Fair and Six Flags jointly issued a press release in connection with the transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated by reference herein is an investor presentation dated November 2, 2023 that will be used by Cedar Fair and Six Flags with respect to the matters described in Item 1.01 of this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Cedar Fair under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filings.

Item 8.01	Other Events.

In connection with the Merger Agreement, on November 2, 2023, Cedar Fair entered into a debt commitment letter (the “Commitment Letter”) with Six Flags, Holdco, Goldman Sachs Bank US (“Goldman”) pursuant to which Goldman committed to provide to Cedar Fair, Six Flags, and Holdco, subject to the terms and conditions set forth therein, an aggregate principal amount of $800 million of revolving credit commitments and an aggregate principal amount of $2.3 billion of 364-day term loan commitments, which 364-day term loan commitments may be reduced on the terms and conditions set forth in the Commitment Letter.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated as of November 2, 2023, by and among Cedar Fair, L.P., Six Flags Entertainment Corporation, CopperSteel HoldCo, Inc. and CopperSteel Merger Sub, LLC.

2.2*	Voting Support Agreement, dated as of November 2, 2023, by and between Cedar Fair, L.P., Six Flags Entertainment Corporation, and H Partners, LP and certain of its affiliates

99.1	Press Release, dated November 2, 2023

99.2	Investor Presentation, dated November 2, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and other similar attachments to this exhibit have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Registrant will provide a copy of such omitted documents to the Securities and Exchange Commission upon request.

Forward Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Cedar Fair or Six Flags expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “anticipate,” “believe,” “create,” “expect,” “future,” “guidance,” “intend,” “plan,” “potential,” “seek,” “synergies,” “target,” “will,” “would,” similar expressions, and variations or negatives of these words identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Cedar Fair and Six Flags, and that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the expected timing and likelihood of completion of the proposed transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction and Six Flags Stockholder Approval; anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the proposed transaction, including the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted against Cedar Fair, Six Flags or their respective directors and others following announcement of the merger agreement and proposed transaction; the inability to consummate the transaction due to the failure to satisfy other conditions to complete the transaction; risks that the proposed transaction disrupts and/or harms current plans and operations of Cedar Fair or Six Flags, including that management’s time and attention will be diverted on transaction-related issues; the amount of the costs, fees, expenses and charges related to the transaction, including the possibility that the transaction may be more expensive to complete than anticipated; the ability of Cedar Fair and Six Flags to successfully integrate their businesses and to achieve anticipated synergies and value creation; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; legislative, regulatory and economic developments and changes in laws, regulations, and policies affecting Cedar Fair and Six Flags; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the proposed transaction that could affect Cedar Fair’s and/or Six Flags’ financial performance and operating results; acts of terrorism or outbreak of war, hostilities, civil unrest, and other political or security disturbances; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; those risks described in Item 1A of Cedar Fair’s Annual Report on Form 10-K, filed with the SEC on February 17, 2023, and subsequent reports on Forms 10-Q and 8-K; those risks described in Item 1A of Six Flags’ Annual Report on Form 10-K, filed with the SEC on March 7, 2023, and subsequent reports on Forms 10-Q and 8-K; and those risks that will be described in the registration statement on Form S-4 and accompanying proxy statement/prospectus available from the sources indicated below.

These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the registration statement on Form S-4 that will be filed by HoldCo with the SEC in connection with the proposed transaction, which will contain a prospectus relating to the issuance of HoldCo securities in the proposed transaction and a proxy statement relating to the special meeting of the stockholders of Six Flags. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The ability of Cedar Fair or Six Flags to achieve the goals for the proposed transaction may also be affected by our ability to manage the factors identified above. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and actual performance and outcomes may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Neither Cedar Fair nor Six Flags assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Important Information about the Transaction and Where to Find It

In connection with the proposed transaction, Cedar Fair and Six Flags will cause HoldCo to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Six Flags and a prospectus of HoldCo. After the registration statement has been declared effective, a definitive proxy statement/prospectus will be mailed to stockholders of Six Flags. Cedar Fair, Six Flags and HoldCo may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the registration statement, proxy statement/prospectus or any other document that Cedar Fair, Six Flags or HoldCo (as applicable) may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING AND/OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF CEDAR FAIR AND SIX FLAGS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS (WHEN THEY BECOME AVAILABLE) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus (when they become available), as each may be amended from time to time, as well as other filings containing important information about Cedar Fair or Six Flags, without charge at the SEC’s Internet website (http://www.sec.gov). Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by Cedar Fair, Six Flags and HoldCo through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of Cedar Fair or Six Flags at the following:

Cedar Fair

Investor Contact: Michael Russell, 419.627.2233

Media Contact: Gary Rhodes, 704.249.6119

Alternate Media Contact: Andrew Siegel / Lucas Pers, Joele Frank, 212.355.4449

Six Flags

Evan Bertrand

Vice President, Investor Relations and Treasurer

+1-972-595-5180

investorrelations@sftp.com

The information included on, or accessible through, Cedar Fair’s or Six Flags’ website is not incorporated by reference into this communication.

Participants in the Solicitation

Cedar Fair, Six Flags, HoldCo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Six Flags stockholders in respect of the proposed transaction. Information regarding Cedar Fair’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Cedar Fair’s Form 10-K for the year ended December 31, 2022 filed with the SEC on February 17, 2023 and its proxy statement filed with the SEC on April 13, 2023, and subsequent statements of changes in beneficial ownership on file with the SEC. Information regarding Six Flags’ directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Six Flags’ Form 10-K for the year ended January 1, 2023 filed with the SEC on March 7, 2023 and its proxy statement filed with the SEC on March 28, 2023, and subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION
By:	/s/ Christopher Neumann
Name: Christopher Neumann
Title: Vice President, Legal and Corporate Secretary

Date: November 2, 2023

Exhibit 2.1

AGREEMENT AND PLAN OF MERGER

by and among

CEDAR FAIR, L.P.,

SIX FLAGS ENTERTAINMENT CORPORATION,

COPPERSTEEL HOLDCO, INC.,

and

COPPERSTEEL MERGER SUB, LLC

dated as of November 2, 2023

i

(continued)

(continued)

(continued)

INDEX OF DEFINED TERMS

Defined Term	Page
Action	26
Additional Debt Financing	71
Affiliate	95
Agreed Exchange	95
Agreement	1
Antitrust Laws	22
Applicable Laws	26
Book-Entry Share	16
Book-Entry Unit	16
Business Day	95
Cash-Settled Copper Deferred Unit	95
Certificate	16
Closing	3
Closing Date	3
Closing Effective Time	3
COBRA	27
Code	95
Commitment Letter	95
Compliant	95
Confidentiality Agreement	96
Consent Solicitation	76
Consent Solicitation Documents	76
Consent Solicitations	76
Control	96
Controlled Group Liability	96
Converted HoldCo Option	12
Copper	1
Copper Alternative Transaction	70
Copper Benefit Plan	96
Copper Board	1
Copper Certificate	16
Copper Deferred Units	96
Copper Disclosure Letter	40
Copper Equity Awards	11
Copper Equity Plan	96
Copper Exchange Ratio	7
Copper Filed SEC Documents	40
Copper Financial Advisor	57
Copper Financial Statements	43
Copper First Certificate of Merger	3
Copper First Merger	1
Copper General Partner	1, 96
Copper GP Units	42
Copper IT Systems	96
Copper Labor Agreement	97

Defined Term	Page
Copper Labor Organization	48
Copper Licensed IP	97
Copper Material Contracts	55
Copper Maximum Amount	83
Copper Merger Consideration	7
Copper Merger Sub	1
Copper Mergers	1
Copper Owned IP	97
Copper Partnership Agreement	40
Copper Performance Units	97
Copper Permits	45
Copper Registered IP	51
Copper Restricted Units	97
Copper SEC Documents	43
Copper Second Certificate of Merger	3
Copper Second Merger	1
Copper Software	97
Copper Surviving Entity	1
Copper Tax Treatment	84
Copper Third Party	70
Copper Title IV Plan	47
Copper Triggering Event	97
Copper Unit	1
Copper Units	1
Copyrights	101
COVID-19	97
COVID-19 Measures	97
Debt Financing	39
Debt Financing Sources	98
Debt Letters	98
Deposit Agreement	98
Depositary	98
DGCL	2
Dissenting Share	8
Dissenting Shares	8
DLLCA	2
DRULPA	2
Effects	26
Employees	86
Enforceability Exceptions	21
Environmental Claim	98
Environmental Laws	98
Environmental Permits	37
Equity Securities	98

v

INDEX OF DEFINED TERMS

Defined Term	Page
ERISA	99
ERISA Affiliate	99
Exchange Act	22
Exchange Agent	15
Exchange Fund	15
Excluded Benefits	86
Excluded Information	99
Existing Copper Indenture	100
Existing Copper Indentures	100
Existing Copper Notes	100
Existing Note Offers	77
Existing Notes Offer Documents	77
Existing Steel Indenture	100
Existing Steel Indentures	100
Fee Letter	100
First Effective Time	3
Foreign Corrupt Practices Act	37
Form S-4	22
GAAP	24
Government Shutdown	101
Governmental Entity	22
H Partners	2
Hazardous Materials	101
HoldCo	1
HoldCo Board	5
HoldCo Common Stock	1
HoldCo Restricted Share	9
HoldCo RSU Award	9
HSR Act	22
Indemnified Parties	82
Intellectual Property	101
IRS	27
Knowledge	102
Labor Agreements	102
Liens	22
Marketing Material	73
Marks	101
Material Adverse Effect	102
Merger Consideration	7
Mergers	1
Multiemployer Plan	103
Multiple Employer Plan	103
New Entity Organizational Documents	103
New Plans	86

Defined Term	Page
Note Refinancing	77
Note Refinancing Documents	77
Old Plans	86
Outside Date	91
Patents	101
PBGC	28
Permitted Liens	103
Person	104
Personal Information	104
PII	104
Pre-Merger Special Dividend	88
Privacy Laws	104
Privacy Requirements	104
Processing	105
Proxy Statement/Prospectus	22
Redeemed Special LP Interest Amount	64
Release	105
Representative	39
Required Consents	80
Required Information	105
Restraints	88
Sarbanes-Oxley Act	24
SEC	20
Second Effective Time	3
Securities Act	24
Significant Subsidiaries	23, 43
Software	106
Special LP Interest	106
Steel	1
Steel Alternative Transaction	68
Steel Benefit Plan	106
Steel Board	1
Steel Certificate	16
Steel Certificate of Incorporation	21
Steel Certificate of Merger	3
Steel Common Stock	1
Steel Deferred Share Unit Award	106
Steel Disclosure Letter	20
Steel Equity Awards	15
Steel Equity Plan	106
Steel ESPP	14
Steel ESPP Exercise Date	15
Steel Exchange Ratio	8
Steel Filed SEC Documents	20

INDEX OF DEFINED TERMS

Defined Term	Page
Steel Financial Statements	24
Steel Intervening Event	69
Steel IT Systems	106
Steel Labor Agreement	106
Steel Labor Organization	29
Steel Licensed IP	107
Steel Material Contracts	36
Steel Maximum Amount	83
Steel Merger	1
Steel Merger Consideration	8
Steel Option	107
Steel Owned IP	107
Steel Permits	26
Steel PSU Award	107
Steel Qualifying Transaction	92
Steel Recommendation Change	68
Steel Registered IP	32
Steel Restricted Share	107
Steel RSU Award	107
Steel SEC Documents	24

Defined Term	Page
Steel Software	107
Steel Stockholder Approval	32
Steel Stockholders Meeting	78
Steel Superior Proposal	69
Steel Tax Treatment	84
Steel Third Party	68
Steel Title IV Plan	28
Subsidiary	107
Substitute Debt Financing	72
Takeover Law	107
Tax or Taxes	107
Tax Return	107
Taxing Authority	108
Termination Fee	92
Trade Secrets	101
U.S. Copper Labor Agreement	49
U.S. Steel Labor Agreement	30
Unit-Settled Copper Deferred Unit	108
Voting and Support Agreement	2
WARN Act	30
Willful Breach	108

Exhibits

Exhibit A—Form of Amended and Restated HoldCo Charter

Exhibit B—Form of Amended and Restated HoldCo By-laws

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, dated as of November 2, 2023 (this “Agreement”), by and among Cedar Fair, L.P., a Delaware limited partnership (“Copper”), Six Flags Entertainment Corporation, a Delaware corporation (“Steel”), CopperSteel HoldCo, Inc., a Delaware corporation and Subsidiary of Copper and Steel (“HoldCo”) and CopperSteel Merger Sub, LLC, a Delaware limited liability company and wholly owned Subsidiary of HoldCo (“Copper Merger Sub”).

W I T N E S S E T H:

WHEREAS, to facilitate the business objectives of the parties, and consistent with the merger of equals philosophy of the transactions contemplated hereby, it is intended that HoldCo, a new holding company, will assume all of the assets of Copper and Steel and the equity holders of Copper and Steel will become the owners of HoldCo, on the terms and subject to the conditions set forth herein;

WHEREAS, the Board of Directors of Cedar Fair Management, Inc. (the “Copper Board”), an Ohio corporation and the general partner of Copper (the “Copper General Partner”), has (a) deemed it advisable and in the best interests of Copper and its unitholders that Copper engage in the Copper Mergers (as defined below) and (b) approved the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

WHEREAS, the Board of Directors of Steel (the “Steel Board”) has (a) deemed it advisable and in the best interests of Steel and its stockholders that Steel engage in the Steel Merger (as defined below) and (b) approved the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

WHEREAS, the Copper General Partner has approved the execution, delivery and performance of this Agreement and the transactions contemplated hereby by Copper;

WHEREAS, the Copper Board has approved this Agreement, the merger of Copper Merger Sub with and into Copper (the “Copper First Merger”), with Copper continuing as the surviving entity (the “Copper Surviving Entity”), pursuant to which each unit of limited partnership interest in Copper including limited partnership interests underlying depositary units representing limited partnership interests on deposit with the Depositary (as defined herein) pursuant to the Deposit Agreement (as defined herein) (each, a “Copper Unit” and collectively, the “Copper Units”) shall be converted into the right to receive shares of common stock, par value $0.01 per share, of HoldCo (the “HoldCo Common Stock”) and the merger of the Copper Surviving Entity with and into HoldCo (the “Copper Second Merger”, together with the Copper First Merger, the “Copper Mergers”), with HoldCo continuing as the surviving corporation, upon the terms and subject to the conditions set forth in this Agreement;

WHEREAS, the Steel Board has approved this Agreement and the merger of Steel with and into HoldCo (the “Steel Merger” and, together with the Copper Mergers, the “Mergers”), with HoldCo continuing as the surviving corporation, pursuant to which each share of common stock, par value $0.025 per share, of Steel (the “Steel Common Stock”) shall be converted into the right to receive shares of HoldCo Common Stock, upon the terms and subject to the conditions set forth in this Agreement;

WHEREAS, Steel intends to declare the Pre-Merger Special Dividend (as defined below) one (1) Business Day prior to the Closing Date, payable to holders of record of Steel Common Stock as of the close of business one (1) Business Day prior to the Closing Date;

WHEREAS, the Board of Directors of HoldCo has approved this Agreement and the Mergers and the execution, delivery and performance of this Agreement and the transactions contemplated hereby and the Board of Directors of Copper Merger Sub has approved this Agreement and the Copper First Merger and the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

WHEREAS, concurrently with the execution of this Agreement, H Partners, LP and certain of its affiliates (collectively, “H Partners”) and Copper have entered into a voting and support agreement, dated as of the date hereof (the “Voting and Support Agreement”), pursuant to which, among other things, H Partners has agreed, upon the terms and subject to the conditions thereof, to vote in favor of the adoption of this Agreement and the transactions contemplated hereby;

WHEREAS, for United States federal income Tax purposes, it is intended that (a) the Steel Merger qualify as for the Steel Tax Treatment and (b) the Copper Mergers qualify for the Copper Tax Treatment; and

WHEREAS, this Agreement is intended to be, and is hereby adopted as, (a) a “plan of reorganization” for purposes of Sections 354, 361 and 368 of the Code and within the meaning of Treasury Regulations Section 1.368-2(g) and (b) an agreement regarding integrated exchanges of property for shares of HoldCo Common Stock governed by Section 351 of the Code.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

ARTICLE I

THE MERGERS

SECTION 1.1 The Mergers. (a) Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the Limited Liability Company Act of the State of Delaware (the “DLLCA”) and the Revised Uniform Limited Partnership Act of the State of Delaware (the “DRULPA”), as applicable, Copper Merger Sub shall be merged with and into Copper at the First Effective Time. Following the First Effective Time, the separate legal existence of Copper Merger Sub shall cease, and Copper shall continue as the Copper Surviving Entity in the Copper First Merger and shall succeed to and assume all the rights, privileges, immunities, properties, powers and franchises of Copper Merger Sub in accordance with the DLLCA and DRULPA, as applicable.

(b) Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) and DRULPA, as applicable, and following the First Effective Time, Copper Surviving Entity shall be merged with and into HoldCo at the Second Effective Time. Following the Second Effective Time,

the separate legal existence of Copper Surviving Entity shall cease, the general partnership interest of the Copper Surviving Entity immediately prior to the Second Effective Time shall automatically be canceled and retired and shall cease to exist, and HoldCo shall continue as the surviving corporation in the Copper Second Merger and shall succeed to and assume all the rights, privileges, immunities, properties, powers and franchises of Copper Surviving Entity in accordance with the DGCL and DRULPA, as applicable.

(c) Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL, and following the Second Effective Time, Steel shall be merged with and into HoldCo at the Closing Effective Time. Following the Closing Effective Time, the separate legal existence of Steel shall cease, and HoldCo shall continue as the surviving corporation in the Steel Merger and shall succeed to and assume all the rights, privileges, immunities, properties, powers and franchises of Steel in accordance with the DGCL.

(d) In connection with the Mergers, Steel shall cause HoldCo to take such actions as may be necessary to reserve, prior to the Mergers, a sufficient number of shares of HoldCo Common Stock to permit the issuance of shares of HoldCo Common Stock to the holders of Copper Units and Steel Common Stock as of the Closing Effective Time in accordance with the terms of this Agreement.

SECTION 1.2 Closing. The closing of the Mergers (the “Closing”) shall take place at 10:00 a.m., New York time, on the third (3rd) Business Day after satisfaction or waiver of all of the conditions set forth in Article IX (other than those conditions that by their terms are to be fulfilled at the Closing, but subject to the fulfillment or waiver of such conditions), at (i) the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York, 10153 or (ii) by way of electronic exchange of documents, unless another time, date or place is agreed to in writing by the parties hereto (the date of the Closing, the “Closing Date”).

SECTION 1.3 Effective Times. Subject to the provisions of this Agreement, as soon as practicable on the Closing Date, the parties shall cause the Mergers to be consummated in the following order by (a) first filing with the Secretary of State of the State of Delaware a Certificate of Merger (the “Copper First Certificate of Merger”) with respect to the Copper First Merger, duly executed and completed in accordance with the relevant provisions of the DLLCA and DRULPA, and shall make all other filings or recordings required under the DLLCA and the DRULPA (the time at which the Copper First Merger becomes effective, the “First Effective Time”), (b) second filing with the Secretary of State of the State of Delaware a Certificate of Merger (the “Copper Second Certificate of Merger”) with respect to the Copper Second Merger, duly executed and completed in accordance with the relevant provisions of the DGCL and DRULPA, and shall make all other filings or recordings required under the DGCL and the DRULPA (the time at which the Copper Second Merger becomes effective, the “Second Effective Time”) and (c) third filing with the Secretary of State of the State of Delaware a Certificate of Merger (the “Steel Certificate of Merger”) with respect to the Steel Merger, duly executed and completed in accordance with the relevant provisions of the DGCL, and shall make all other filings or recordings required under the DGCL (the time at which the Steel Merger becomes effective, the “Closing Effective Time”). Each Merger shall become effective at the time when the applicable Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or such later time as may be mutually agreed by the parties and specified in the applicable Certificate of Merger; provided, that the First Effective Time and the Second Effective Time must be prior to Closing Effective Time.

SECTION 1.4 Effects of the Transaction. The Mergers shall have the effects set forth in the applicable provisions of the DLLCA, the DGCL, the DRULPA and this Agreement.

SECTION 1.5 Organizational Documents and Subsidiary Arrangements.

(a) Copper First Merger. At the First Effective Time, (i) the limited partnership agreement of the Copper Surviving Entity shall be the Copper Partnership Agreement as in effect immediately prior to the First Effective Time, (ii) the general partner of Copper immediately prior to the First Effective Time shall be the general partner of the Copper Surviving Entity and (iii) the officers of Copper immediately prior to the First Effective Time shall be the officers of Copper Surviving Entity, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

(b) Copper Second Merger. At the Second Effective Time, (i) the Certificate of Incorporation and By-Laws of HoldCo immediately prior to the Second Effective Time shall be the Certificate of Incorporation and By-Laws of HoldCo as of the Second Effective Time, (ii) the directors of HoldCo immediately prior to the Second Effective Time shall be the directors of HoldCo as of the Second Effective Time until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be and (iii) the officers of HoldCo immediately prior to the Second Effective Time shall be the officers of HoldCo as of the Second Effective Time, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

(c) Steel Merger. At the Closing Effective Time, (i) the Certificate of Incorporation of HoldCo shall be amended and restated to reflect the name agreed as contemplated by Section 2.1 and to otherwise read as substantially in the form set forth on Exhibit A hereto, (ii) the By-laws of HoldCo shall be amended and restated to read substantially in the form set forth on Exhibit B hereto, in each case until thereafter amended in accordance with Applicable Law, (iii) the directors of HoldCo as of the Closing Effective Time shall be as contemplated by Section 2.2(d) and (iv) the officers of HoldCo as of the Closing Effective Time shall be as contemplated by Section 2.2(b) and Section 2.2(c).

ARTICLE II

CERTAIN GOVERNANCE MATTERS

SECTION 2.1 Name and Trading Symbol. The parties shall cause (a) the name of HoldCo to be changed to Six Flags Entertainment Corporation and (b) the ticker symbol of HoldCo, which shall be “FUN”, to be reserved, in each case, prior to or as of the Closing Effective Time.

SECTION 2.2 Additional Governance Matters.

(a) Headquarters. Following the Closing Effective Time, HoldCo shall have its headquarters in Charlotte, North Carolina.

(b) Chief Executive Officer and Executive Chairman of HoldCo.

(i) At the Closing Effective Time, Richard Zimmerman, current President and Chief Executive Officer of Copper, shall serve as the President and Chief Executive Officer of HoldCo. At the Closing Effective Time, Selim Bassoul, current President and Chief Executive Officer of Steel, shall serve as the Executive Chairman of the Board of Directors of HoldCo following the Closing (the “HoldCo Board”), with the responsibilities set forth on Section 2.2(b)(i) of the Copper Disclosure Letter and Section 2.2(b)(i) of the Steel Disclosure Letter.

(ii) In the event that, prior to the Closing Effective Time, Mr. Zimmerman is unwilling or unable to serve as the President and Chief Executive Officer of HoldCo as a result of death, removal, resignation or any other reason, Copper and Steel shall mutually determine the individual that will serve as the President and Chief Executive Officer of HoldCo at the Closing Effective Time. In the event that, prior to the Closing Effective Time, Mr. Bassoul is unwilling or unable to serve as the Executive Chairman of the HoldCo Board, as a result of death, removal, resignation or any other reason, Copper and Steel shall mutually determine the individual that will serve as the Chairman of the HoldCo Board at the Closing Effective Time.

(c) Other Officers. At the Closing Effective Time, the individuals set forth on Section 2.2(c) of the Copper Disclosure Letter and Section 2.2(c) of the Steel Disclosure Letter, shall become officers of HoldCo, serving in the respective offices set forth beside each individual’s name on the referenced schedule, until such officer’s successor shall be elected and qualified or such officer’s earlier death, resignation, retirement, disqualification or removal in accordance with the certificate of incorporation and by-laws of HoldCo.

(d) HoldCo Board. At the Closing Effective Time, the HoldCo Board shall consist of twelve (12) directors divided evenly into three classes, designated Class I, Class II and Class III. Prior to the Closing Effective Time, (a) Copper and Steel shall each designate directors such that at the Closing Effective Time, the HoldCo Board shall be comprised of: (i) six (6) directors, designated by the Steel Board and divided evenly as Class I, Class II and Class III directors, each of whom shall be a director of Steel prior to the Closing Effective Time, which directors shall include Mr. Bassoul if Mr. Bassoul is the President and Chief Executive Officer of Steel immediately prior to the Closing Effective Time and (ii) six (6) directors, designated by the Copper Board and divided evenly as Class I, Class II and Class III directors, each of whom shall be a director of Copper prior to the Closing Effective Time, which directors shall include Mr. Zimmerman if Mr. Zimmerman is the President and Chief Executive Officer of Copper immediately prior to the First Effective Time and (b) each of the Copper Board and the Steel Board shall approve the appointment of such directors. The parties agree that each of the members of the HoldCo Board, other than the Chief Executive Officer of HoldCo and the Executive Chairman of the HoldCo Board must qualify as an “independent director” under the listing standards of the Agreed Exchange and the applicable rules of the SEC.

(e) Lead Independent Director of HoldCo.

(i) At the Closing Effective Time, Daniel Hanrahan, Chairman of the Copper Board as of the date of this Agreement, shall serve as the lead independent director of the HoldCo Board (provided, that he remains Chairman of the Copper Board immediately prior to the Closing Effective Time), with the responsibilities set forth on Section 2.2(e)(i) of the Copper Disclosure Letter and Section 2.2(e)(i) of the Steel Disclosure Letter.

(ii) In the event that, prior to the Closing Effective Time, Mr. Hanrahan is unwilling or unable to serve as the lead independent director of the HoldCo Board as a result of death, removal, resignation or any other reason, Copper and Steel shall mutually determine the individual that will serve as the lead independent director of the HoldCo Board at the Closing Effective Time.

(f) Board Committees. At the Closing Effective Time:

(i) the standing committees of the HoldCo Board shall consist of an Audit Committee, a Nominating and Governance Committee, a Compensation Committee and any other committee mutually agreed by the parties;

(ii) each such standing committee of the HoldCo Board shall be comprised of an equal number of directors appointed pursuant to Section 2.2(d)(i) and Section 2.2(d)(ii);

(iii) the chair of the Audit Committee shall be one of the independent directors designated by the Copper Board pursuant to Section 2.2(d)(ii); provided, that the chair of the Audit Committee must comply with all independence and financial literacy requirements of the SEC and the Agreed Exchange;

(iv) the chair of the Nominating and Governance Committee and the Compensation Committee shall each be one of the independent directors designated by the Steel Board pursuant to Section 2.2(d)(i); and

(v) there shall be an Integration Committee of the HoldCo Board, which shall be comprised of four (4) directors, with two (2) directors appointed pursuant to Section 2.2(d)(i) and two (2) directors appointed pursuant to Section 2.2(d)(ii) as further described in Section 2.2(f)(v) of the Copper Disclosure Letter and Section 2.2(f)(v) of the Steel Disclosure Letter.

ARTICLE III

EFFECT OF THE MERGERS ON THE CAPITAL OF COPPER AND STEEL;

EXCHANGE OF CERTIFICATES

SECTION 3.1 Effect on Capital Stock of Copper and Steel.

(a) The Copper Mergers.

(i) Copper First Merger. As of the First Effective Time, by virtue of the Copper First Merger and without any action on the part of Copper, HoldCo, Copper Merger Sub or the holders of any securities of Copper, HoldCo or Copper Merger Sub:

(A) Copper Units. Each issued and outstanding Copper Unit (other than any Copper Units to be canceled pursuant to Section 3.1(a)(i)(B) and any Copper Restricted Unit to be converted pursuant to Section 3.1(c)(i)), including any Copper Unit held by any Subsidiary of Copper, immediately prior to the First Effective Time shall be converted into the right to receive one (1) fully paid and nonassessable share of HoldCo Common Stock (as may be adjusted pursuant to Section 3.3, the “Copper Exchange Ratio”), together with cash in lieu of fractional shares of HoldCo Common Stock as specified below, without interest (the “Copper Merger Consideration” and, together with the Steel Merger Consideration (as defined below), the “Merger Consideration”). As of the First Effective Time, all such Copper Units shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist. As of the First Effective Time, each holder of a Copper Certificate or Book-Entry Unit shall cease to have any rights with respect thereto, except the right to receive, upon the surrender thereof, the Copper Merger Consideration in accordance with Section 3.2.

(B) Copper Treasury and General Partner Units. Each Copper Unit held (i) in the treasury of Copper or (ii) by the Copper General Partner, in each case, immediately prior to the First Effective Time, shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

(C) Copper Special LP Interests. The issued and outstanding Special LP Interests immediately prior to the First Effective Time shall be converted into the right to receive $5,290,500 (less the Redeemed Special LP Interest Amount) in the aggregate, without interest, with such aggregate amount payable to such holders thereof pro rata based on the holders’ relative capital accounts, and shall thereafter automatically be canceled and retired and shall cease to exist.

(D) Copper General Partnership Interest. The 0.001% general partnership interest of Copper held by the Copper General Partner shall remain outstanding as the general partnership interest in the Copper Surviving Entity as of the First Effective Time.

(E) Copper Merger Sub Common Stock. Each issued and outstanding share of common stock of Copper Merger Sub immediately prior to the First Effective Time shall be converted into one (1) fully paid and nonassessable unit of limited partnership interest in the Copper Surviving Entity, which units shall be held by HoldCo as of the First Effective Time.

(ii) Copper Second Merger. As of the Second Effective Time, by virtue of the Copper Second Merger and without any action on the part of Copper Surviving Entity, HoldCo, or the holders of any securities of Copper Surviving Entity or HoldCo:

(A) Copper Surviving Entity Units of Limited Partnership Interest. Each issued and outstanding unit of limited partnership interest in the Copper Surviving Entity immediately prior to the Second Effective Time shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

(B) Copper Surviving Entity General Partnership Interest. The general partnership interest of the Copper Surviving Entity immediately prior to the Second Effective Time shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

(C) HoldCo Common Stock. Each issued and outstanding share of HoldCo Common Stock (other than any shares of HoldCo Common Stock to be canceled pursuant to Section 3.1(a)(ii)(D)) immediately prior to the Second Effective Time shall remain outstanding as of the Second Effective Time.

(D) HoldCo Common Stock Held by Copper. Each issued and outstanding share of HoldCo Common Stock held by Copper Surviving Entity immediately prior to the Second Effective Time, shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

(b) Steel Merger. As of the Closing Effective Time, by virtue of the Steel Merger and without any action on the part of Steel or HoldCo, or the holders of any securities of Steel or HoldCo:

(i) Steel Common Stock. Each issued and outstanding share of Steel Common Stock (other than (x) any shares of Steel Common Stock to be canceled pursuant to Section 3.1(b)(ii), (y) any Steel Restricted Share to be converted pursuant to Section 3.1(d)(ii) and (z) any shares of Steel Common Stock held by stockholders who shall not have voted in favor of the adoption of this Agreement (as may be amended) and who shall have properly exercised appraisal rights in respect of such shares of Steel Common Stock in accordance with Section 262 of the DGCL (each a “Dissenting Share” and, collectively, the “Dissenting Shares”)) immediately prior to the Closing Effective Time shall be converted into the right to receive 0.5800 of a fully paid and nonassessable share of HoldCo Common Stock (as may be adjusted pursuant to Section 3.3, the “Steel Exchange Ratio”), together with cash in lieu of fractional shares of HoldCo Common Stock as specified below, without interest (the “Steel Merger Consideration”). As of the Closing Effective Time, all such shares of Steel Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist. As of the Closing Effective Time, each holder of a Steel Certificate or Book-Entry Share shall cease to have any rights with respect thereto, except the right to receive, upon the surrender thereof the Steel Merger Consideration in accordance with Section 3.2.

(ii) Steel Treasury Shares. Each share of Steel Common Stock held in the treasury of Steel immediately prior to the Closing Effective Time, shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

(iii) HoldCo Common Stock. Each issued and outstanding share of HoldCo Common Stock (other than any shares of HoldCo Common Stock to be canceled pursuant to Section 3.1(b)(iv)) immediately prior to the Closing Effective Time shall remain outstanding as of the Closing Effective Time.

(iv) HoldCo Common Stock Held by Steel. Each issued and outstanding share of HoldCo Common Stock held by Steel immediately prior to the Closing Effective Time, shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

(c) Treatment of Copper Equity Awards.

(i) Each Copper Restricted Unit that is outstanding immediately prior to the First Effective Time shall, as of the First Effective Time, automatically and without any action on the part of the holder thereof, cease to represent a restricted Copper Unit and shall be converted into a number of restricted shares of HoldCo Common Stock (each, a “HoldCo Restricted Share”) equal to the product (rounded up to the nearest whole number) of (A) one (1) and (B) the Copper Exchange Ratio. Except as specifically provided above, following the First Effective Time, each HoldCo Restricted Share shall continue to be governed by the same terms and conditions (including vesting conditions and forfeiture terms and terms relating to dividend or dividend equivalent rights) as were applicable to the corresponding Copper Restricted Unit immediately prior to the First Effective Time; provided, that any amounts relating to dividend or dividend equivalent rights, if any, granted in respect of Copper Restricted Units that are accrued or credited and unpaid as of the First Effective Time shall carry over and be paid if and when required by and in accordance with the terms and conditions that were applicable to such Copper Restricted Unit immediately prior to the First Effective Time.

(ii) Each Copper Phantom Unit, whether vested or unvested, that is outstanding immediately prior to the First Effective Time shall, as of the First Effective Time, automatically and without any action on the part of the holder thereof, cease to represent a phantom unit denominated in Copper Units and shall be converted into a number of restricted stock units denominated in HoldCo Common Stock (each a “HoldCo RSU Award”) equal to the product (rounded up to the nearest whole number) of (A) one (1) and (B) the Copper Exchange Ratio. Except as specifically provided above, following the First Effective Time, each HoldCo RSU Award shall continue to be governed by the same terms and conditions (including vesting conditions and forfeiture terms and terms relating to dividend or dividend equivalent rights) as were applicable to the corresponding Copper Phantom Unit immediately prior to the First Effective Time; provided, that any amounts relating to dividend or dividend equivalent rights, if any, granted in respect of Copper Phantom Units that are accrued or credited and unpaid as of the First Effective Time shall carry over and be paid if and when required by and in accordance with the terms and conditions that were applicable to such Copper Phantom Unit immediately prior to the First Effective Time.

(iii) Each Copper Performance Unit, whether vested or unvested, that is outstanding immediately prior to the First Effective Time shall, as of the First Effective Time, automatically and without any action on the part of the holder thereof, cease to represent a performance unit denominated in Copper Units and shall be converted into a HoldCo RSU Award. The number of shares of HoldCo Common Stock subject to each such HoldCo RSU Award shall equal the product (rounded up to the nearest whole number) of (A) the number of Copper Units subject to such Copper Performance Unit determined in accordance with the immediately following sentence and (B) the Copper Exchange Ratio. For purposes of the immediately preceding sentence, the number of Copper Units subject to such Copper Performance Units shall be determined based on (x) for Copper Performance Units that are subject to a performance period (or portion thereof) in which the Closing Effective Time occurs, the higher of target performance and actual performance through the First Effective Time as reasonably determined by the Copper Board or the appropriate committee thereof and (y) for Copper Performance Units that are subject to any performance period (or portion thereof) that begins after the Closing Effective Time, target performance. Except as specifically provided above, following the First Effective Time, each HoldCo RSU Award shall continue to be governed by the same terms and conditions (including vesting conditions and forfeiture terms and terms relating to dividend or dividend equivalent rights) as were applicable to the corresponding Copper Performance Unit immediately prior to the First Effective Time, provided, that as of the First Effective Time, the performance-vesting conditions shall no longer apply and each HoldCo RSU Award shall be subject solely to service-based vesting; provided, that any amounts relating to dividend or dividend equivalent rights, if any, granted in respect of Copper Performance Units that are accrued or credited and unpaid as of the First Effective Time shall carry over and be paid if and when required by and in accordance with the terms and conditions that were applicable to such Copper Phantom Unit immediately prior to the First Effective Time.

(iv) Each Unit-Settled Copper Deferred Unit, whether vested or unvested, that is outstanding immediately prior to the First Effective Time shall, as of the First Effective Time, automatically and without any action on the part of the holder thereof, be cancelled and entitle the holder of such Unit-Settled Copper Deferred Unit to receive (without interest), as soon as reasonably practicable after the First Effective Time (but in any event no later than ten (10) Business Days after the First Effective Time), (A) a number of fully vested shares of HoldCo Common Stock, equal to the product (rounded up to the nearest whole number) of (i) the number of Copper Units underlying such Unit-Settled Copper Deferred Unit immediately prior to the First Effective Time and (ii) the Copper Exchange Ratio, and (B) any amounts relating to dividend or dividend equivalent rights, if any, granted in respect of such Unit-Settled Copper Deferred Unit that are accrued or credited and unpaid as of the First Effective Time; less applicable Taxes required to be withheld with respect thereto; provided, that any Unit-Settled Copper Deferred Unit that is not permitted to be settled under this Section 3.1(c)(iv) at the First Effective Time without triggering a Tax or penalty under Section 409A of the Code shall instead be settled (inclusive of any amounts relating to accrued or credited but unpaid dividend or dividend equivalent rights associated therewith) at the earliest time permitted under the Copper Equity Plans and applicable award agreement that will not trigger a Tax or penalty under Section 409A of the Code.

(v) Each Cash-Settled Copper Deferred Unit, whether vested or unvested, that is outstanding immediately prior to the First Effective Time shall, as of the First Effective Time, automatically and without any action on the part of the holder thereof, be cancelled and entitle the holder of such Cash-Settled Copper Deferred Unit to receive (without interest), as soon as reasonably practicable after the First Effective Time (but in any event no later than ten (10) Business Days after the First Effective Time), (A) a cash payment equal to the product of (i) the number of Copper Units underlying such Cash-Settled Copper Deferred Unit immediately prior to the First Effective Time and (ii) the closing price of a Copper Unit on the New York Stock Exchange as reported by Bloomberg L.P. on the day immediately prior to the Closing Date, plus (B) any amounts relating to dividend or dividend equivalent rights, if any, granted in respect of such Cash-Settled Copper Deferred Unit that are accrued or credited and unpaid as of the First Effective Time; less applicable Taxes required to be withheld with respect thereto; provided, that any Cash-Settled Copper Deferred Unit that is not permitted to be settled (inclusive of any amounts relating to accrued or credited but unpaid dividend or dividend equivalent rights associated therewith) under this Section 3.1(c)(v) at the First Effective Time without triggering a Tax or penalty under Section 409A of the Code shall instead be settled at the earliest time permitted under the Copper Equity Plans and applicable award agreement that will not trigger a Tax or penalty under Section 409A of the Code.

(vi) Prior to the First Effective Time, the Copper Board or the appropriate committee thereof shall adopt resolutions providing for the treatment of the Copper Restricted Units, Copper Phantom Units, Copper Performance Units and Copper Deferred Units (collectively, the “Copper Equity Awards”) as contemplated by this Section 3.1(c). As soon as practicable after the Closing Effective Time, HoldCo shall prepare and file with the SEC a Form S-8 (or file such other appropriate form) registering a number of shares of HoldCo Common Stock necessary to fulfill HoldCo’s obligations under this Section 3.1(c).

(vii) HoldCo shall take all corporate action necessary to reserve for issuance a sufficient number of shares of HoldCo Common Stock for delivery with respect to the Copper Equity Awards assumed by it in accordance with this Section 3.1(c).

(d) Treatment of Steel Equity Awards.

(i) Each Steel Option, whether vested or unvested, that is outstanding immediately prior to the Closing Effective Time shall, as of the Closing Effective Time, automatically and without any action on the part of the holder thereof, cease to represent an option to purchase shares of Steel Common Stock and shall be converted into an option to purchase a number of shares of HoldCo Common Stock (each a “Converted HoldCo

Option”) equal to the product (rounded up to the nearest whole number) of (A) the number of shares of Steel Common Stock subject to such Steel Option immediately prior to the Closing Effective Time and (B) the Steel Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to the quotient obtained by dividing (x) the exercise price per share of such Steel Option immediately prior to the Closing Effective Time by (y) the Steel Exchange Ratio. Except as specifically provided above and in Section 3.1(d) of the Steel Disclosure Letter, following the Closing Effective Time, each Converted HoldCo Option shall continue to be governed by the same terms and conditions (including vesting conditions, forfeiture and exercisability terms and terms relating to dividend or dividend equivalent rights) as were applicable to the corresponding Steel Option immediately prior to the Closing Effective Time; provided, that any amounts relating to dividend or dividend equivalent rights, if any, granted in respect of Steel Options that are accrued or credited and unpaid as of the Closing Effective Time (including, for the avoidance of doubt, the Pre-Merger Special Dividend) shall carry over and be paid if and when required by and in accordance with the terms and conditions that were applicable to such Steel Option immediately prior to the Closing Effective Time; and provided, further, that any Steel Option that does not provide for dividend or dividend equivalent rights shall be deemed to include dividend equivalent rights and be treated consistently with the immediately preceding proviso for the limited purpose of such Steel Option being eligible to receive payment of the Pre-Merger Special Dividend, which Pre-Merger Special Dividend payment shall be paid on the same terms as set forth in the most recent form of award agreement for Steel Options as set forth in Steel’s public filings with the SEC as of the date of this Agreement.

(ii) Each Steel Restricted Share that is outstanding immediately prior to the Closing Effective Time shall, as of the Closing Effective Time, automatically and without any action on the part of the holder thereof, cease to represent a restricted share of Steel Common Stock and shall be converted into a number of HoldCo Restricted Shares equal to the product (rounded up to the nearest whole number) of (A) one (1) and (B) the Steel Exchange Ratio. Except as specifically provided above and in Section 3.1(d) of the Steel Disclosure Letter, following the Closing Effective Time, each HoldCo Restricted Share shall continue to be governed by the same terms and conditions (including vesting conditions and forfeiture terms and terms relating to dividend or dividend equivalent rights) as were applicable to the corresponding Steel Restricted Share immediately prior to the Closing Effective Time; provided, that any amounts relating to dividend or dividend equivalent rights, if any, granted in respect of Steel Restricted Shares that are accrued or credited and unpaid as of the Closing Effective Time (including, for the avoidance of doubt, the Pre-Merger Special Dividend) shall carry over and be paid if and when required by and in accordance with the terms and conditions that were applicable to such Steel Restricted Share immediately prior to the Closing Effective Time; and provided, further, that any Steel Restricted Share that does not provide for dividend or dividend equivalent rights shall be deemed to include dividend equivalent rights and be treated consistently with the immediately preceding proviso for the limited purpose of such Steel Restricted Share being eligible to receive payment of the Pre-Merger Special Dividend, which Pre-Merger Special Dividend payment shall be paid on the same terms as set forth in the most recent form of award agreement for Steel Restricted Shares as set forth in Steel’s public filings with the SEC as of the date of this Agreement.

(iii) Each Steel RSU Award, whether vested or unvested, that is outstanding immediately prior to the Closing Effective Time shall, as of the Closing Effective Time, automatically and without any action on the part of the holder thereof, cease to represent a restricted stock unit denominated in shares of Steel Common Stock and shall be converted into a HoldCo RSU Award. The number of shares of HoldCo Common Stock subject to each such HoldCo RSU Award shall equal the product (rounded up to the nearest whole number) of (A) the number of shares of Steel Common Stock subject to such Steel RSU Award immediately prior to the Closing Effective Time and (B) the Steel Exchange Ratio. Except as specifically provided above and in Section 3.1(d) of the Steel Disclosure Letter, following the Closing Effective Time, each HoldCo RSU Award shall continue to be governed by the same terms and conditions (including vesting conditions and forfeiture terms and terms relating to dividend or dividend equivalent rights) as were applicable to the corresponding Steel RSU Award immediately prior to the Closing Effective Time; provided, that any amounts relating to dividend or dividend equivalent rights, if any, granted in respect of Steel RSU Awards that are accrued or credited and unpaid as of the Closing Effective Time (including, for the avoidance of doubt, the Pre-Merger Special Dividend) shall carry over and be paid if and when required by and in accordance with the terms and conditions that were applicable to such Steel RSU Award immediately prior to the Closing Effective Time; and provided, further, that any Steel RSU Award that does not provide for dividend or dividend equivalent rights shall be deemed to include dividend equivalent rights and be treated consistently with the immediately preceding proviso for the limited purpose of such Steel RSU Award being eligible to receive payment of the Pre-Merger Special Dividend, which Pre-Merger Special Dividend payment shall be paid on the same terms as set forth in the most recent form of award agreement for Steel RSU Awards as set forth in Steel’s public filings with the SEC as of the date of this Agreement.

(iv) Each Steel PSU Award, whether vested or unvested, that is outstanding immediately prior to the Closing Effective Time shall, as of the Closing Effective Time, automatically and without any action on the part of the holder thereof, cease to represent a performance stock unit denominated in shares of Steel Common Stock and shall be converted into a HoldCo RSU Award. Except as specifically provided in Section 3.1(d)(iv) of the Steel Disclosure Letter, the number of shares of HoldCo Common Stock subject to each such HoldCo RSU Award shall equal the product (rounded up to the nearest whole number) of (A) the number of shares of Steel Common Stock subject to such Steel PSU Award determined in accordance with the immediately following sentence and (B) the Steel Exchange Ratio. For purposes of the immediately preceding sentence, the number of shares of Steel Common Stock subject to each Steel PSU Award shall be determined based on the higher of target performance and actual performance through the Closing Effective Time as reasonably determined by the Steel Board or the appropriate committee thereof. Except as specifically provided above and in Section 3.1(d) of the Steel Disclosure Letter, following the Closing Effective Time, each HoldCo RSU Award shall continue to be governed by the same terms and conditions (including vesting conditions and forfeiture terms and terms relating to dividend or dividend equivalent rights) as were applicable to the corresponding Steel PSU Award immediately prior to the Closing Effective Time, provided, that as of the Closing Effective Time, the performance-vesting conditions shall no longer apply and each HoldCo RSU Award shall be subject solely to service-based vesting; provided, that any amounts relating to dividend or dividend equivalent rights, if any, granted in respect of Steel PSU Awards that are accrued or credited and unpaid as of the Closing Effective Time (including, for the avoidance of doubt, the Pre-Merger Special Dividend) shall carry over and be paid if and when required by and in accordance with the terms and conditions that were applicable to such Steel PSU Award immediately prior to the Closing Effective Time; and provided, further, that any Steel PSU Award that does not provide for dividend or dividend equivalent rights shall be deemed to include dividend equivalent rights and be treated consistently with the immediately preceding proviso for the limited purpose of such Steel PSU Award being eligible to receive payment of the Pre-Merger Special Dividend, which Pre-Merger Special Dividend payment shall be paid on the same terms as set forth in the most recent form of award agreement for Steel PSU Awards as set forth in Steel’s public filings with the SEC as of the date of this Agreement.

(v) Each Steel Deferred Share Unit Award, whether vested or unvested, that is outstanding immediately prior to the Closing Effective Time shall, as of the Closing Effective Time, automatically and without any action on the part of the holder thereof, be cancelled and entitle the holder of such Steel Deferred Share Unit Award to receive (without interest), as soon as reasonably practicable after the Closing Effective Time (but in any event no later than ten (10) Business Days after the Closing Effective Time), (A) a number of fully vested shares of HoldCo Common Stock, equal to the product (rounded up to the nearest whole number) of (i) the number of shares of Steel Common Stock subject to such Steel Deferred Share Unit Award immediately prior to the Closing Effective Time and (ii) the Steel Exchange Ratio, and (B) any amounts relating to dividend or dividend equivalent rights, if any, granted in respect of such Steel Deferred Share Unit Award that are accrued or credited and unpaid as of the Closing Effective Time (including, for the avoidance of doubt, the Pre-Merger Special Dividend); less applicable Taxes required to be withheld with respect thereto; provided, that any Steel Deferred Share Unit Award that is not permitted to be settled under this Section 3.1(d)(v) at the Closing Effective Time without triggering a Tax or penalty under Section 409A of the Code shall instead be settled (inclusive of any amounts relating to accrued or credited but unpaid dividend or dividend equivalent rights associated therewith, including, for the avoidance of doubt, the Pre-Merger Special Dividend) at the earliest time permitted under the Steel Equity Plans and applicable award agreement that will not trigger a Tax or penalty under Section 409A of the Code; and provided, further, that any Steel Deferred Share Unit Award that does not provide for dividend or dividend equivalent rights shall, for the limited purpose of such Steel Deferred Share Unit Award being eligible to receive payment of the Pre-Merger Special Dividend, be deemed to include dividend equivalent rights and be treated consistently with the terms and conditions as set forth in the most recent form of award agreement for Steel Deferred Share Unit Awards as set forth in Steel’s public filings with the SEC as of the date of this Agreement, and paid at the same time as such Steel Deferred Share Unit Award would otherwise be paid pursuant to this Section 3.1(d)(v).

(vi) The Steel Employee Stock Purchase Plan and the Steel International Employee Stock Purchase Plan (collectively, the “Steel ESPP”) shall terminate as of immediately prior to the Closing Effective Time. For any offering period in effect under the Steel ESPP prior to the Closing Effective Time, Steel shall establish a new exercise date to be set under the Steel ESPP, in accordance with the terms and conditions of the Steel ESPP and Applicable Laws, which date shall be no later than five (5) Business Days prior to the Closing Effective Time (the “Steel ESPP Exercise Date”), with the automatic purchase of Steel Common Stock with respect to accumulated employee contributions of each participant under the Steel ESPP in respect of such offering period to occur on such date. Steel shall prohibit participants in the Steel ESPP from altering their payroll deductions from those in effect on the date of this Agreement (other than to discontinue their participation in the Steel ESPP in accordance with the terms and conditions of the Steel ESPP, or as otherwise required by Applicable Law). The amount of the accumulated contributions of each participant under the Steel ESPP as of immediately prior to the Steel ESPP Exercise Date shall, to the extent not used to purchase Steel Common Stock in accordance with the terms and conditions of the Steel ESPP and this Section 3.1(d)(vi), be refunded to such participant as promptly as practicable following the Closing Effective Time (without interest).

(vii) Prior to the Closing Effective Time, the Steel Board or the appropriate committee thereof shall adopt resolutions providing for the treatment of the Steel Options, Steel Restricted Shares, Steel RSU Awards, Steel PSU Awards, Steel Deferred Share Unit Awards (collectively, the “Steel Equity Awards”) and the Steel ESPP, as contemplated by this Section 3.1(d). As soon as practicable after the Closing Effective Time, HoldCo shall prepare and file with the SEC a Form S-8 (or file such other appropriate form) registering a number of shares of HoldCo Common Stock necessary to fulfill HoldCo’s obligations under this Section 3.1(d).

(viii) HoldCo shall take all corporate action necessary to reserve for issuance a sufficient number of shares of HoldCo Common Stock for delivery with respect to the Steel Equity Awards assumed by it in accordance with this Section 3.1(d).

(e) No Unitholder Dissenters’ Rights. No dissenters’ or appraisal rights shall be available to holders of Copper Units in connection with the Mergers.

SECTION 3.2 Exchange of Shares and Certificates.

(a) Exchange Agent. Prior to the Closing Effective Time, Copper and Steel shall mutually designate a bank, trust company or nationally recognized stockholder services provider (the “Exchange Agent”) for the purpose of exchanging, in accordance with this Article III, Certificates, Book-Entry Shares and Book-Entry Units for the Merger Consideration. In addition, at or prior to the First Effective Time, HoldCo shall, and Steel shall cause HoldCo to, deposit or cause to be deposited with the Exchange Agent for the benefit of the holders of Copper Units and the holders of shares of Steel Common Stock evidence of shares of HoldCo Common Stock representing the aggregate amount of shares of HoldCo Common Stock sufficient to deliver the Merger Consideration (such shares, together any dividends or distributions with respect thereto, hereinafter, the “Exchange Fund”). The Exchange Agent shall deliver the Merger Consideration to be issued pursuant to Section 3.1 out of the Exchange Fund.

(b) Exchange Procedures. As soon as reasonably practicable after the Closing Effective Time, the Exchange Agent shall mail to each holder of record of a certificate (a “Steel Certificate”) that immediately prior to the Closing Effective Time represented outstanding shares of Steel Common Stock whose shares were converted into the right to receive the Steel Merger Consideration and to each holder of record of a certificate representing Copper Units or a depositary receipt in respect of Copper Units (a “Copper Certificate” and, together with a Steel Certificate, a “Certificate”) that immediately prior to the First Effective Time represented outstanding Copper Units whose units were converted into the right to receive the Copper Merger Consideration, (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent, and which shall be in such form and have such other provisions as HoldCo may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the applicable Merger Consideration. Upon surrender of a Certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by HoldCo, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor that number of whole shares of HoldCo Common Stock or cash, as applicable, that such holder has the right to receive pursuant to the provisions of this Article III, and the Certificate so surrendered shall forthwith be canceled. No holder of record of a book-entry share that immediately prior to the Closing Effective Time represented outstanding shares of Steel Common Stock (a “Book-Entry Share”) or holder of a book-entry unit that immediately prior to the First Effective Time represented outstanding Copper Units (a “Book-Entry Unit”) shall be required to deliver a letter of transmittal or surrender such Book-Entry Shares or Book-Entry Units to the Exchange Agent, and in lieu thereof, upon receipt of an “agent’s message” by the Exchange Agent (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request), the holder of such Book-Entry Share or Book-Entry Unit shall be entitled, upon or following the applicable Effective Time, to receive in exchange therefore the applicable Merger Consideration. If any portion of the applicable Merger Consideration is to be registered in the name of a Person other than the Person in whose name the applicable surrendered Certificate, Book-Entry Share or Book-Entry Unit is registered, it shall be a condition to the registration of such Merger Consideration that the surrendered Certificate shall be properly endorsed or otherwise be in proper form for transfer and the Person requesting such delivery of the Merger Consideration shall pay to the Exchange Agent any transfer or other Taxes required by reason of such registration in the name of a Person other than the registered holder of such Certificate, Book-Entry Share or Book-Entry Unit or establish to the reasonable satisfaction of the Exchange Agent that such Tax has been paid or is not applicable. Until surrendered as contemplated by this Section 3.2, each Certificate, Book-Entry Share or Book-Entry Unit shall be deemed at any time after the First Effective Time or the Closing Effective Time, as applicable, to represent only the right to receive upon such surrender the applicable Merger Consideration and the Pre-Merger Special Dividend. No interest shall be paid or shall accrue for the benefit of holders of Certificates, Book-Entry Shares or Book-Entry Units on the applicable Merger Consideration payable upon the surrender of Certificates, Book-Entry Shares or Book-Entry Units.

(c) Distributions with Respect to Unexchanged Shares. No dividends or other distributions with respect to HoldCo Common Stock with a record date after the Closing Effective Time shall be paid to the holder of any unsurrendered Certificate, Book-Entry Share or Book-Entry Unit with respect to any shares of HoldCo Common Stock represented thereby, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 3.2(e) or Section 3.2(f), in each case until the surrender of such Certificate, Book-Entry Share or Book-Entry

Unit in accordance with this Article III. Subject to the effect of Applicable Laws, following surrender of any such Certificate, Book- Entry Share or Book-Entry Unit, there shall be paid to the holder of shares of HoldCo Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of any cash payable in lieu of a fractional share of HoldCo Common Stock to which such holder is entitled pursuant to Section 3.2(e) or Section 3.2(f) and the amount of dividends or other distributions with a record date after the Closing Effective Time theretofore paid with respect to such shares of HoldCo Common Stock, including the Pre-Merger Special Dividend, if applicable, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Closing Effective Time but prior to such surrender and a payment date subsequent to such surrender payable with respect to such shares of HoldCo Common Stock.

(d) No Further Ownership Rights in Steel Common Stock, and Copper Units. All shares of HoldCo Common Stock issued upon the surrender for exchange of Certificates, Book-Entry Shares or Book-Entry Units in accordance with the terms of this Article III shall be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to the Copper Units or the shares of Steel Common Stock, as applicable, theretofore represented by such Certificates, Book-Entry Shares or Book-Entry Units, subject, however, to the obligation of HoldCo to pay any dividends or make any other distributions with a record date prior to the Closing Effective Time that may have been declared or made by Copper or Steel, as applicable, on such Copper Units or shares of Steel Common Stock in accordance with the terms of this Agreement and that remain unpaid at the Closing Effective Time, including the Pre-Merger Special Dividend, and there shall be no further registration of transfers on the stock transfer books of HoldCo of the shares of Steel Common Stock, or of the Copper Units, that were outstanding immediately prior to the Closing Effective Time. If, after the Closing Effective Time, Certificates are presented to HoldCo or the Exchange Agent for any reason, or, in the case of Book-Entry Shares or Book-Entry Units, upon adherence to the procedures set forth in the letter of transmittal, they shall be canceled and exchanged as provided in this Article III, except as otherwise provided by law.

(e) Fractional Shares.

(i) No certificates representing fractional shares of HoldCo Common Stock shall be issued upon the surrender for exchange of Certificates, Book-Entry Shares or Book-Entry Units, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a stockholder of HoldCo.

(ii) Notwithstanding any other provision of this Agreement, each holder of Copper Units or Steel Common Stock converted pursuant to either the Copper First Merger or the Steel Merger who would otherwise have been entitled to receive a fraction of a share of HoldCo Common Stock (after taking into account all Certificates, delivered by such holder and, in the case of Book-Entry Shares or Book-Entry Units, upon adherence to the procedures set forth in the letter of transmittal) shall receive, in lieu thereof, cash (without interest) in an amount equal to such fractional amount multiplied by the volume-weighted average trading price for HoldCo Common Stock on the Agreed Exchange (as reported in The Wall Street Journal or, if not reported therein, in another authoritative source mutually selected by Copper and Steel) on the first Business Day immediately following the Closing Date, rounded to the nearest cent (with 0.5 of a cent being rounded upward).

(iii) As soon as practicable after the determination of the amount of cash, if any, to be paid to holders of Certificates, Book-Entry Shares or Book-Entry Units with respect to any fractional share interests, the Exchange Agent shall promptly pay such amounts to such holders subject to and in accordance with this Section 3.2(e).

(f) Return of Merger Consideration. Any portion of the Merger Consideration made available to the Exchange Agent pursuant to Section 3.2(a) that remains undistributed to the holders of the Certificates, Book-Entry Shares or Book-Entry Units for one (1) year after the Closing Effective Time shall be delivered to HoldCo, upon demand, and any holders of the Certificates, Book-Entry Shares or Book-Entry Units who have not theretofore complied with this Article III shall thereafter be entitled to look only to HoldCo for payment of their claim for any shares of HoldCo Common Stock, any cash consideration, any cash in lieu of fractional shares of HoldCo Common Stock and any dividends or distributions with respect to HoldCo Common Stock.

(g) No Liability. None of Copper, the Copper General Partner, Steel, HoldCo, the Copper Surviving Entity, Copper Merger Sub or the Exchange Agent shall be liable to any Person in respect of any portion of the Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. If any Certificate, Book-Entry Share or Book-Entry Unit has not been surrendered prior to seven (7) years after the Closing Effective Time, or immediately prior to such earlier date on which any cash, any shares of HoldCo Common Stock, any cash in lieu of fractional shares of HoldCo Common Stock or any dividends or distributions with respect to HoldCo Common Stock in respect of such Certificate, Book-Entry Share or Book-Entry Unit would otherwise escheat to or become the property of any Governmental Entity, any such shares, cash, dividends or distributions in respect of such Certificate, Book-Entry Share or Book-Entry Unit shall, to the extent permitted by Applicable Law, become the property of HoldCo, free and clear of all claims or interests of any Person previously entitled thereto.

(h) Investment of Merger Consideration. The Exchange Agent shall invest any cash included in the Exchange Fund as directed by HoldCo, provided, that no losses on such investments shall affect the cash payable to former holders of Copper Units or shares of Steel Common Stock pursuant to this Article III. Any interest and other income resulting from such investments shall be paid to HoldCo.

(i) Withholding Rights. Each of HoldCo, the Exchange Agent and any other applicable withholding agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under Applicable Law. To the extent that amounts are so withheld or paid over to or deposited with the relevant Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

(j) Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by HoldCo or the Exchange Agent, the posting by such Person of a bond in such reasonable amount as HoldCo or the Exchange Agent, as applicable, may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent shall deliver in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration with respect to the Copper Units or shares of Steel Common Stock, as applicable, formerly represented thereby, any cash in lieu of fractional shares of HoldCo Common Stock, any cash in respect of the Pre-Merger Special Dividend and unpaid dividends and distributions on shares of HoldCo Common Stock deliverable in respect thereof, pursuant to this Agreement.

SECTION 3.3 Exchange Ratio Adjustments. If between the date of this Agreement and the Closing Effective Time, the outstanding Copper Units or shares of Steel Common Stock are changed into a different number of units or shares, as applicable, by reason of any reclassification, recapitalization, split-up, combination, exchange of units or shares, dividend payable in stock or other securities or other similar transaction, the Copper Exchange Ratio, the Steel Exchange Ratio, the Merger Consideration, the amount of the Pre-Merger Special Dividend and related provisions shall be appropriately adjusted to provide to the holders of Copper Units, Steel Common Stock, Copper Equity Awards and Steel Equity Awards the same economic effect as contemplated by this Agreement prior to such reclassification, recapitalization, split-up, combination, exchange, dividend or other similar transaction. Notwithstanding anything to the contrary set forth herein, if, immediately following the Closing Effective Time, the aggregate number of whole shares of HoldCo Common Stock to be delivered either as Merger Consideration upon surrender of all issued and outstanding Copper Units immediately prior to the First Effective Time (excluding, for the avoidance of doubt, shares of HoldCo Common Stock to be delivered as Merger Consideration to any Subsidiary of Copper) or, upon the vesting or settlement of outstanding Copper Equity Awards immediately prior to the First Effective Time (and following conversion thereof as contemplated by Section 3.1(c), and excluding, for the avoidance of doubt, any HoldCo Common Stock underlying the HoldCo RSU Awards or any other equity awards of HoldCo that are not voting securities of HoldCo) would represent less than 51.01% of the voting power of all issued and outstanding shares of HoldCo Common Stock (excluding, for the avoidance of doubt, any HoldCo Common Stock underlying the HoldCo RSU Awards, Converted HoldCo Options or any other equity awards of HoldCo that are not voting securities of HoldCo) immediately following the Closing Effective Time, then (a) the Copper Exchange Ratio shall be automatically increased to the extent necessary (which adjusted Copper Exchange Ratio shall be expressed to the thousandth of a share) in order that the aggregate number of whole shares of HoldCo Common Stock that the holders of Copper Units representing 100% of the Copper Units issued and outstanding immediately prior to the First Effective Time are entitled to receive in the Copper First Merger pursuant to Section 3.1(c) represents 51.01% of the voting power of all issued and outstanding shares of HoldCo Common Stock immediately following the Closing Effective Time and (b) the per share amount of the Pre-Merger Special Dividend shall be increased by an amount equal to the quotient of (i) the product obtained by multiplying (1) the aggregate number of additional shares of HoldCo Common Stock to be delivered to the holders of Copper Units pursuant to the foregoing clause (a), by (2) the Reference Stock Price, divided by (ii) the Fully Diluted Steel Share Count as of immediately prior to the Closing Effective Time.

SECTION 3.4 Dissenters’ Rights. Notwithstanding anything to the contrary herein, no Dissenting Shares shall be converted into the right to receive payment of the Steel Merger Consideration pursuant to the provisions of this Article III unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder’s right to appraisal under the DGCL, and any holder of Dissenting Shares shall be entitled to receive only the payment provided by Section 262 of the DGCL with respect to such Dissenting Shares. If, after the Closing Effective Time, any Person who otherwise would be deemed to hold Dissenting Shares shall have failed to properly perfect or shall have effectively withdrawn or lost the right to appraisal under Section 262 of the DGCL or if a court of competent jurisdiction shall finally determine that such Person is not entitled to relief provided by Section 262 of the DGCL with respect to any shares of Steel Common Stock, such shares of Steel Common Stock shall thereupon be treated as though such shares of Steel Common Stock had been converted, as of the Closing Effective Time, into the right to receive the Steel Merger Consideration without interest and less any required Tax withholding upon surrender of the Steel Certificates or Book-Entry Shares that formerly evidenced such shares of Steel Common Stock in the manner provided in Section 3.2. Steel shall give Copper (i) written notice as promptly as practicable of any written demands for appraisal, attempted withdrawals of such demands, and any other instruments served pursuant to Applicable Law received by Steel relating to stockholders’ rights of appraisal and (ii) the opportunity to participate in any proposed strategy, decision, negotiation and proceeding with respect to demands for appraisal. Steel shall not, except with the prior written consent of Copper, voluntarily make any payment with respect to any demands for appraisal, offer to settle or settle any such demands, approve any withdrawal of any such demands or waive any failure to timely deliver a written demand for appraisal the provisions under Section 262 of the DGCL. Any amounts required to be paid to a holder in respect of any Dissenting Shares shall be paid by HoldCo.

SECTION 3.5 Further Assurances. At and after the Closing Effective Time, the officers and directors or managers, as applicable, of HoldCo shall be authorized to execute and deliver, in the name and on behalf of Copper or Steel, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf thereof, any other actions and things necessary to vest, perfect or confirm of record or otherwise in HoldCo, any and all right, title and interest in, to and under any of the rights, properties or assets acquired or to be acquired by HoldCo as a result of, or in connection with, the Mergers.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF STEEL

Except as set forth in any Steel SEC Document filed and publicly available prior to the date of this Agreement (as amended to the date of this Agreement, the “Steel Filed SEC Documents”) and filed with the Securities and Exchange Commission (the “SEC”) since January 1, 2022 (excluding any disclosures in any risk factors section, in any section related to forward-looking statements and other disclosures that are predictive or forward-looking in nature) or as disclosed in the disclosure letter delivered by Steel to Copper prior to the date of this Agreement (the “Steel Disclosure Letter”) and making reference to the particular subsection of this Agreement to which exception is being taken (provided, that such disclosure shall be deemed to qualify that particular subsection and such other subsections of this Agreement to the extent that it is reasonably apparent from the face of such disclosure that such disclosure also qualifies or applies to such other subsections), Steel represents and warrants to Copper as follows:

SECTION 4.1 Organization, Standing and Corporate Power. Each of Steel and its Subsidiaries is a corporation or other legal entity duly organized, validly existing and in good standing (with respect to jurisdictions which recognize such concept) under the laws of the jurisdiction in which it is organized and has the requisite corporate or other power, as the case may be, and authority to carry on its business as now being conducted, except, as to Subsidiaries, for those jurisdictions where the failure to be so organized, existing or in good standing, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel. Each of Steel and its Subsidiaries is duly qualified or licensed to do business and is in good standing (with respect to jurisdictions which recognize such concept) in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except for those jurisdictions where the failure to be so qualified or licensed or to be in good standing, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel. Steel has delivered to or made available to Copper prior to the date of this Agreement true and complete copies of any amendments to the Certificate of Incorporation of Steel (the “Steel Certificate of Incorporation”) and the By-laws of Steel not filed as of the date of this Agreement with the Steel Filed SEC Documents.

SECTION 4.2 Corporate Authority; Non-contravention.

(a) Steel has all requisite corporate power and authority to enter into this Agreement and, subject to the Steel Stockholder Approval, to perform its obligations hereunder and consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Steel, the performance by Steel of its obligations hereunder and the consummation by Steel of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Steel, subject in the case of the Steel Merger to the Steel Stockholder Approval. The Steel Board (at a meeting duly called and held) has (i) approved and declared advisable this Agreement and the transactions contemplated by this Agreement, including the Steel Merger and the Pre-Merger Special Dividend, on the terms and subject to the conditions set forth in this Agreement, (ii) determined that this Agreement and the transactions contemplated by this Agreement, including the Steel Merger and the Pre-Merger Special Dividend are fair to, and in the best interests of, Steel and the stockholders of Steel, (iii) resolved to recommend the adoption of this Agreement to the stockholders of Steel, on the terms and subject to the conditions set forth in this Agreement, and (iv) directed that this Agreement be submitted to the stockholders of Steel for adoption at the Steel Stockholders Meeting, and, except to the extent expressly permitted pursuant to Section 7.2(b) and Section 7.2(d), such resolutions have not been rescinded, modified or withdrawn in any way. This Agreement has been duly executed and delivered by Steel and, assuming the due authorization, execution and delivery of this Agreement by Copper, constitutes the legal, valid and binding obligation of Steel, enforceable against Steel in accordance with its terms, except that (A) such enforcement may be subject to applicable bankruptcy, insolvency, examinership, fraudulent transfer, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting or relating to the enforcement of creditors’ rights generally and (B) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought (collectively, the “Enforceability Exceptions”).

(b) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions of this Agreement shall not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under, or result in the creation of any mortgage, deed of trust, pledge, claim, lien, charge, encumbrance, option, hypothecation, restriction or security interest of any kind or nature whatsoever (collectively, “Liens”) upon any of the properties or assets of Steel or any of its Subsidiaries, under (A) the Steel Certificate of Incorporation or the By-laws of Steel or the comparable organizational documents of any of its Subsidiaries, (B) any loan or credit agreement, note, bond, mortgage, indenture, trust document, lease or other agreement, instrument, permit, concession, franchise, license or similar authorization to which Steel or any of its Subsidiaries is a party or by which Steel, any of its Subsidiaries or their respective properties or assets may be bound or (C) subject to the governmental filings and other matters referred to in clause (c) below, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Steel or any of its Subsidiaries or their respective properties or assets, other than, in the case of clauses (B) and (C), any such conflicts, violations, defaults, rights, losses or Liens that, individually or in the aggregate, would not reasonably be expected to (1) have a Material Adverse Effect on Steel or (2) prevent or materially delay the consummation of any of the transactions contemplated hereby.

(c) No consent, approval, order or authorization of, action by or in respect of, or registration, declaration or filing with, any federal, state, local, foreign or supranational government, any court, administrative, regulatory or other governmental agency, commission or authority or any non-governmental self-regulatory agency, commission or authority or any arbitral body (public or private), (a “Governmental Entity”) is required by or with respect to Steel or any of its Subsidiaries in connection with the execution and delivery of this Agreement by Steel, the performance by Steel of its obligations hereunder or the consummation by Steel of the transactions contemplated hereby, except for (A) compliance with any applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”), and with any other applicable federal, state or foreign laws that are designed to govern foreign investment or competition, or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization, lessening of competition or restraint of trade (together with the HSR Act, the “Antitrust Laws”) set forth on Section 4.2(c)(A) of the Steel Disclosure Letter; (B) the filing with the SEC of (x) a proxy statement relating to the Steel Stockholders Meeting (as defined in Section 8.1(b)) (the “Proxy Statement/Prospectus”), (y) the registration statement on Form S-4 to be filed with the SEC by HoldCo in connection with the issuance of shares of HoldCo Common Stock in the Mergers (the “Form S-4”) and (z) such reports under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as may be required in connection with this Agreement and the transactions contemplated hereby; (C) the filing of the Steel Certificate of Merger, the Copper First Certificate of Merger, and the Copper Second Certificate of Merger with the Secretary of State of the state of Delaware and appropriate documents with the relevant authorities of other states or other jurisdictions in which Copper and Steel or their respective Subsidiaries are qualified to do business; (D) such filings with and approvals of the Agreed Exchange to permit the shares of HoldCo Common Stock that are to be issued in the Mergers to be listed on the Agreed Exchange; (E) the filing of the applicable New Entity Organizational Documents with the applicable Secretaries of State; and (F) such other consents, approvals, orders or authorizations the failure of which to be made or obtained, individually or in the aggregate, would not reasonably be expected to (1) have a Material Adverse Effect on Steel or (2) prevent or materially delay the consummation of any of the transactions contemplated hereby.

SECTION 4.3 Capital Structure.

(a) The authorized capital stock of Steel consists of 280,000,000 shares of Steel Common Stock and 5,000,000 shares of preferred stock, par value $1.00 per share (the “Steel Preferred Stock”). At the close of business on October 30, 2023 (the “Measurement Date”), (A) 83,537,017 shares of Steel Common Stock (inclusive of 39,353 Steel Restricted Shares issued pursuant to the Steel Equity Plans) were issued and outstanding, (B) no shares of Steel Common Stock were held by Steel in its treasury, (C) no shares of Steel Preferred Stock were issued and outstanding, (D) 6,654,960 shares of Steel Common Stock were reserved and available for issuance pursuant to the Steel Equity Plan, of which: (I) 1,258,340 shares of Steel Common Stock underlying Steel Options, (II) 831,898 shares of Steel Common Stock underlying Steel RSU Awards, (III) 492,206 shares of Steel Common Stock underlying Steel PSU Awards (assuming satisfaction of any performance vesting conditions at target levels) and (IV) 13,739 shares of Steel Common Stock underlying Steel Deferred Share Unit Awards, and (E) 1,464,935 shares of Steel Common Stock were reserved and available for issuance pursuant to the Steel ESPP, of which 19,893 shares of Steel Common Stock were subject to outstanding purchase rights (based on the closing price of a share of Steel Common Stock on the NYSE as reported by Bloomberg L.P. on the Measurement Date).

(b) All outstanding shares of capital stock of Steel are, and all shares of capital stock of Steel that may be issued as permitted by this Agreement or otherwise shall be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. Except as set forth in this Section 4.3 and except for changes since the Measurement Date resulting from the issuance of shares of Steel Common Stock pursuant to the settlement of Steel Equity Awards outstanding as of the Measurement Date in accordance with the terms of the Steel Equity Plan and any related award agreements or as expressly permitted by Section 7.1(a)(ii), (A) there are not issued or outstanding Equity Securities of Steel, and (B) there are no outstanding obligations of Steel or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Equity Securities of Steel or to issue, deliver or sell, or cause to be issued, delivered or sold, any Equity Securities of Steel. There are no unpaid accumulated dividends with respect to the Steel Preferred Stock, whether or not declared.

(c) There are no voting trusts or other agreements or understandings to which Steel or any of its Subsidiaries is a party with respect to the voting of the Equity Securities of Steel or its Subsidiaries. Neither Steel nor any of its Subsidiaries has granted any preemptive rights, anti-dilutive rights or rights of first refusal, registration rights or similar rights with respect to its Equity Securities that are in effect.

SECTION 4.4 Subsidiaries.

(a) Section 4.4(a) of the Steel Disclosure Letter sets forth (i) each of Steel’s Subsidiaries and the ownership interest of Steel in each Subsidiary, as well as the ownership interest of any other Person in each Subsidiary, and (ii) Steel’s or its Subsidiaries’ capital stock, equity interest or other direct and indirect ownership interest in any other Person other than securities in a publicly traded company held for investment by Steel or any of its Subsidiaries consisting of less than 1% of the outstanding capital stock of such company. Section 4.4(a) of the Steel Disclosure Letter includes all “Significant Subsidiaries” (as defined in Rule 1-02 of Regulation S-X of the SEC) of Steel. All outstanding Equity Securities of each such Subsidiary have been validly issued and are fully paid and nonassessable and are owned directly or indirectly by Steel, free and clear of any Liens and free of any other restriction, including any restriction on the right to vote, sell or otherwise dispose of such Equity Securities, except for Permitted Liens.

(b) There are no outstanding (A) Equity Securities of Steel or any of its Subsidiaries convertible into or exchangeable or exercisable for Equity Securities in any of its Subsidiaries, (B) warrants, calls, options or other rights to acquire from Steel or any of its Subsidiaries, or any obligation of Steel or any of its Subsidiaries to issue, any Equity Securities in any Subsidiary of Steel or (C) obligations of Steel or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Equity Securities of Subsidiaries of Steel or to issue, deliver or sell, or cause to be issued, delivered or sold, any Equity Securities.

SECTION 4.5 SEC Documents; Financial Statements; Undisclosed Liabilities.

(a) Steel and its Subsidiaries have filed or furnished all reports, schedules, forms, statements, certifications and other documents (including exhibits and all other information incorporated therein) required to be filed by it with the SEC since December 31, 2021 (the “Steel SEC Documents”). As of their respective dates, the Steel SEC Documents complied (or, if amended or superseded by a subsequent filing prior to the date of this Agreement, on the date of such amended or superseding filing), in all material respects with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act and the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the Steel SEC Documents, and none of the Steel SEC Documents when filed and at their respective effective times, if applicable, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, in each case, that no representation is made as to the accuracy of any financial projections or forward-looking statements included or incorporated by reference in any Steel SEC Documents. As of the date of this Agreement, there are no outstanding or unresolved comments received from the SEC with respect to any of the Steel SEC Documents, and, to the Knowledge of Steel, none of the Steel SEC Documents is the subject of any outstanding SEC comment or outstanding SEC investigation.

(b) The consolidated financial statements (including all related notes and schedules) of Steel and its Subsidiaries included in the Steel SEC Documents (the “Steel Financial Statements”) were prepared in all material respects in accordance with generally accepted accounting principles (“GAAP”) (except, in the case of unaudited statements, as permitted by the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of Steel and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which are not material and to any other adjustments described therein, including the notes thereto).

(c) Except (A) as reflected or reserved against in Steel’s unaudited balance sheet as of July 2, 2023 (or the notes thereto) as included in the Steel Filed SEC Documents, (B) for liabilities and obligations incurred in the ordinary course of business consistent with past practice since July 2, 2023 and (C) for liabilities and obligations incurred in connection with or contemplated by this Agreement, neither Steel nor any of its Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required by GAAP to be reflected on a consolidated balance sheet of Steel and its Subsidiaries (or in the notes thereto) that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Steel.

(d) Steel maintains a system of “internal control over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient to provide reasonable assurance (i) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, consistently applied, (ii) that transactions are executed only in accordance with the authorization of management and regarding prevention or timely detection of the unauthorized acquisition, use or disposition of Steel’s properties or assets. Since January 1, 2023, none of Steel, Steel’s independent accountants, the Steel Board or its audit committee has received any oral or written notification of any (i) “significant deficiency” in the internal controls over financial reporting of Steel, (ii) “material weakness” in the internal controls over financial reporting of Steel or (iii) fraud, whether or not material, that involves management or other employees of Steel who have a significant role in the internal controls over financial reporting of Steel.

(e) The “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) utilized by Steel are reasonably designed to ensure that all material information (both financial and non-financial) required to be disclosed by Steel in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such information required to be disclosed is accumulated and communicated to the management of Steel, as appropriate, to allow timely decisions regarding required disclosure and to enable the chief executive officer and chief financial officer of Steel to make the certifications required under the Exchange Act with respect to such reports.

(f) Neither Steel nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar contract (including any contract or arrangement relating to any transaction or relationship between or among Steel and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act)), where the result, purpose or intended effect of such contract is to avoid disclosure of any material transaction involving, or material liabilities of, Steel or any of its Subsidiaries in Steel’s or such Subsidiary’s published financial statements or other Steel SEC Documents.

SECTION 4.6 Information Supplied. None of the information supplied or to be supplied by Steel specifically for inclusion or incorporation by reference in (i) the Form S-4 will, at the time the Form S-4 becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, or (ii) the Proxy Statement/Prospectus will, at the date it is first mailed to Steel’s stockholders or at the time of the Steel Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Form S-4 and the Proxy Statement/Prospectus shall comply as to form in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations thereunder, except that no representation or warranty is made by Steel with respect to statements made or incorporated by reference therein based on information supplied by Copper specifically for inclusion or incorporation by reference in the Form S-4 or the Proxy Statement/Prospectus. Notwithstanding the foregoing provisions of this Section 4.6, no representation or warranty is made by Steel with respect to information or statements made or incorporated by reference in the Form S-4 or the Proxy Statement/Prospectus that were not specifically supplied by or on behalf of Steel.

SECTION 4.7 Absence of Certain Changes or Events.

(a) From July 2, 2023 through the date of this Agreement, other than with respect to the transactions contemplated hereby, the businesses of Steel and its Subsidiaries have been conducted in all material respects in the ordinary course of business in a manner consistent with past practice.

(b) Since July 2, 2023, there have been no facts, circumstances, effects, changes, events or developments (“Effects”) that, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect on Steel.

SECTION 4.8 Compliance with Applicable Laws; Outstanding Orders.

(a) Steel and its Subsidiaries hold all permits, licenses, certificates, variances, exemptions, orders, registrations and approvals of all Governmental Entities that are required for the operation of the businesses of Steel and its Subsidiaries (the “Steel Permits”), except where the failure to have any such Steel Permits, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel. Steel and its Subsidiaries are in compliance with the terms of the Steel Permits and all Applicable laws, statutes, orders, rules, regulations, policies or guidelines promulgated, or judgments, rulings, awards, decisions or orders entered by any Governmental Entity (collectively, “Applicable Laws”) relating to Steel and its Subsidiaries or their respective businesses or properties, except where the failure to be in compliance with such Steel Permits or Applicable Laws, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel.

(b) Neither Steel nor any of its Subsidiaries is subject to any outstanding order, injunction or decree that, individually or in the aggregate, would reasonably be expected to (A) have a Material Adverse Effect on Steel or (B) prevent or materially delay the consummation of any of the transactions contemplated hereby.

SECTION 4.9 Litigation. As of the date hereof, there is no action, suit, investigation or proceeding (each, an “Action”) pending against or, to the Knowledge of Steel, threatened against or affecting Steel or any of its Subsidiaries or any of their respective properties or any of their respective officers or directors before any court or arbitrator or any Governmental

Entity except as, individually or in the aggregate, would not reasonably be expected to (A) have a Material Adverse Effect on Steel or (B) prevent or materially delay the consummation of any of the transactions contemplated hereby.

SECTION 4.10 Benefit Plans.

(a) With respect to each material Steel Benefit Plan, Steel has made available to Copper complete and accurate copies of the following documents, to the extent applicable; (A) such Steel Benefit Plan document (or, with respect to any such arrangement that is not in writing, a written description of the material terms thereof), including any amendment thereto, and to the extent applicable, the most recent summary plan description thereof, (B) each trust, insurance, annuity or other funding arrangement, and all amendments related thereto, (C) the two (2) most recent audited financial statements and actuarial or other valuation reports prepared with respect thereto, (D) the two (2) most recent Forms 5500 and all related schedules required to be filed with the Internal Revenue Service (the “IRS”) with respect thereto, (E) the most recently received IRS determination letter or opinion letter and (F) all material or non-routine correspondence with a Governmental Entity over the last three (3) years.

(b) Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel, (A) each of the Steel Benefit Plans has been established, operated and administered in compliance with its terms and in accordance with Applicable Laws, including ERISA, the Code and in each case the regulations thereunder; (B) no Steel Benefit Plan provides welfare benefits, including death or medical benefits (whether or not insured), with respect to current or former employees or directors of Steel or its Subsidiaries beyond their retirement or other termination of service, other than coverage mandated by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), or comparable U.S. state or foreign law; (C) all required contributions or other amounts payable by Steel or its Subsidiaries as of the Closing Effective Time pursuant to each Steel Benefit Plan in respect of current or prior plan years have been timely paid or, to the extent not yet due, have been accrued in accordance with GAAP; (D) neither Steel nor any of its Subsidiaries has engaged in a breach of fiduciary duty (as determined under ERISA) or a non-exempt prohibited transaction in connection with which Steel or its Subsidiaries could be subject to either a civil penalty assessed pursuant to Section 409 or 502 of ERISA or a Tax imposed pursuant to Section 4975 or 4976 of the Code; and (E) there are no pending, or to the Knowledge of Steel, threatened or anticipated claims, Actions, investigations or audits (other than routine claims for benefits) by, on behalf of or against any of the Steel Benefit Plans, any trusts related thereto, the applicable plan sponsor or administrator, or against any fiduciary of any Steel Benefit Plan with respect to the operation thereof.

(c) Section 4.10(c) of the Steel Disclosure Letter sets forth each Multiemployer Plan or Multiple Employer Plan to which Steel, any of its Subsidiaries or any of their respective ERISA Affiliates contributes or is obligated to contribute, or within the six years preceding the date of this Agreement, contributed, or was obligated to contribute or under or with respect to which Steel otherwise has any current or contingent liability or obligation and separately identifies which Multiemployer Plans are in “endangered,” “critical,” or “critical and declining” status (within the meaning of Section 432 of the Code or Section 305 of ERISA). Except as set forth on Section 4.10(c) of the Steel Disclosure Letter and as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel, none of Steel, any of its Subsidiaries or any of their respective ERISA Affiliates sponsors, maintains, contributes to or is obligated to contribute to, or within the six years preceding the date of this Agreement sponsored, maintained, contributed to, or was obligated to contribute to, or otherwise has any current or contingent liability or obligation under or with respect to: a Multiemployer Plan or Multiple Employer Plan, and none of Steel, any of its Subsidiaries or any of their respective ERISA Affiliates has, within the preceding six years, withdrawn in a complete or partial withdrawal from any Multiemployer Plan or incurred any liability under Section 4202, 4204 or 4212(c) of ERISA or has been notified that any Multiemployer Plan listed in Section 4.10(c) of the Steel Disclosure Letter has undergone or is expected to undergo a mass withdrawal or termination (or treatment of a plan amendment as termination).

(d) Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel, each of the Steel Benefit Plans intended to be “qualified” within the meaning of Section 401(a) of the Code, has received a favorable determination letter or opinion letter as to its qualification or may rely upon a current advisory letter from the IRS and there are no existing circumstances or any events that have occurred that would reasonably be expected to adversely affect the qualified status of any such plan.

(e) Section 4.10(e) of the Steel Disclosure Letter sets forth each Steel Benefit Plan that is subject to Section 302 or Title IV or Section 412, 430 or 4971 of the Code (each, a “Steel Title IV Plan”). With respect to each Steel Title IV Plan, except for matters that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel, (A) there does not exist any accumulated funding deficiency within the meaning of Section 412 of the Code and all contributions required under Section 302 of ERISA have been timely made, whether or not waived, (B) no such Steel Title IV Plan is currently in “at risk” status within the meaning of Section 430 of the Code or Section 303(i) of ERISA, (C) no reportable event within the meaning of Section 4043(c) of ERISA for which the 30-day notice requirement has been waived, has occurred or is reasonably expected to result, (D) none of Steel, any of its Subsidiaries or any of their respective ERISA Affiliates has engaged in any transaction described in Section 4069 of ERISA, (E) all premiums to the Pension Benefit Guaranty Corporation (the “PBGC”) have been timely paid in full, (F) no liability (other than for premiums to the PBGC) has been or, to the Knowledge of Steel, is expected to be incurred by Steel or any of its Subsidiaries and (G) the PBGC has not instituted proceedings to terminate any such Steel Title IV Plan. Except for matters that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel, there does not now exist, nor do any circumstances exist that could result in, any Controlled Group Liability that would be a liability following the Closing Effective Time of Steel, any of its Subsidiaries or any of their respective ERISA Affiliates.

(f) Except as provided by this Agreement, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby (either alone or in conjunction with any other event) will (A) cause or result in any payment (including severance, unemployment compensation, “excess parachute payment” (within the meaning of Section 280G of the Code), forgiveness of indebtedness or otherwise) becoming due to any current or former director or any employee of Steel or its Subsidiaries under any Steel Benefit Plan, (B) increase any compensation or benefits otherwise payable under any Steel Benefit Plan or (C) result in any acceleration of the time of payment, funding or vesting of any such benefits.

(g) No Person is entitled to receive any additional payment (including any Tax gross-up or other payment) from Steel or any of its Subsidiaries as a result of the imposition of the excise Taxes required by Section 4999 of the Code or any Taxes required by Section 409A of the Code. No Steel Benefit Plan provides for payments or benefits in connection with the transactions contemplated by this Agreement that, individually or in the aggregate, would reasonably be expected to give rise to the payment of any amount that would result in a loss of Tax deductions pursuant to Section 280G of the Code.

(h) Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel, all Steel Benefit Plans subject to the laws of any jurisdiction outside of the United States (A) have been maintained in accordance with its terms, Applicable Laws and all other applicable requirements, (B) that are intended to qualify for special Tax treatment meet all requirements for such treatment, (C) that are intended to be funded or book-reserved are fully funded or book reserved, as appropriate, based upon reasonable actuarial assumptions, and (D) if required to be registered, has been registered and has been maintained in good standing with applicable regulatory authorities. No Steel Benefit Plan subject to the laws of any jurisdiction outside of the United States is a “defined benefit plan” (as defined in ERISA, whether or not subject to ERISA).

SECTION 4.11 Labor and Employment Matters.

(a) Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel, (A) neither Steel nor any of its Subsidiaries has received written notice during the past three (3) years of the intent of any Governmental Entity responsible for the enforcement of labor, employment, occupational health and safety or workplace safety, insurance/workers compensation or immigration laws to conduct an investigation of Steel or any of its Subsidiaries and, to the Knowledge of Steel, no such investigation is in progress, and (B) no judgment, consent decree, conciliation agreement, or arbitration award imposes continuing remedial obligations or otherwise limits or affects Steel’s or its Subsidiaries’ ability to manage their employees, service providers, or job applicants.

(b) Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel, (A) no labor union, works council, labor organization or group of employees of Steel or any of its Subsidiaries (“Steel Labor Organization”) has made a pending demand for recognition and there are no representation proceedings or petitions seeking a representation proceeding presently pending or, to the Knowledge of Steel, threatened to be brought or filed, with the National Labor Relations Board or other labor relations tribunal; (B) to the Knowledge of Steel, there is no (and has not been in the last three (3) years) union organizing effort pending or threatened against Steel or any of its Subsidiaries; (C) there is no (and has not been in the last three (3) years) unfair labor practice, labor dispute or labor arbitration proceeding pending or, to the Knowledge of Steel, threatened against Steel or any of its Subsidiaries; and (D) there is no (and has not been in the last three (3) years) organized labor strike, lockout, slowdown, or work stoppage in effect or, to the Knowledge of Steel, threatened, with respect to any employees of Steel or any of its Subsidiaries.

(c) Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel, within the past six months: (A) there has been no “mass layoff” or “plant closing” (as defined by the Worker Adjustment and Retraining Act of 1998 or any similar Applicable Law (the “WARN Act”)) with respect to Steel or its Subsidiaries; (B) Steel and its Subsidiaries have not been affected by any transaction that would trigger the application of the WARN Act; and (C) Steel and its Subsidiaries have not engaged in layoffs or employment terminations sufficient in number to trigger application of the WARN Act or similar state or local laws. To the Knowledge of Steel, neither Steel nor any of its Subsidiaries has, or is reasonably expected to have, any material outstanding liabilities under the WARN Act.

(d) Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel, Steel and each of its Subsidiaries is in compliance with all Applicable Laws respecting labor, employment, employment practices, terms and conditions of employment, wages and hours and occupational safety and health (including all Applicable Laws respecting classification of service providers as employees and independent contractors, non-discrimination, whistleblowing, classification of exempt and non-exempt employees, immigration (including Forms I-9), disability rights or benefits, equal opportunity, plant closures and layoffs (including the WARN Act), child labor, affirmative action, workers’ compensation, labor relations, employee leave issues, and unemployment insurance).

(e) Section 4.11(e) of the Steel Disclosure Letter sets forth all collective bargaining agreements, union contracts and similar labor agreements in effect with any U.S. Steel Labor Organizations that cover any employees of Steel or any of its Subsidiaries or to which Steel or any of its Subsidiaries is a party or otherwise bound (a “U.S. Steel Labor Agreement”). True and complete copies of all U.S. Steel Labor Agreements listed in Section 4.11(e) of the Steel Disclosure Letter have been made available to Copper prior to the date of this Agreement. Neither Steel nor any of its Subsidiaries is subject to any pre-signing or pre-Closing obligation to inform, provide notice to, consult, bargain with, or obtain the consent of any Steel Labor Organization in connection with this Agreement and the arrangements proposed in this Agreement or the Closing (whether under Applicable Law or any written Steel Labor Agreement) which are unsatisfied in any material part as of such date.

(f) Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel, (A) to the Knowledge of Steel, the current employees of Steel and its Subsidiaries who work in the U.S. are authorized and have appropriate documentation to work in the United States, and (B) Steel and its Subsidiaries have never received any “no match” notices from U.S. Immigration and Customs Enforcement, the Social Security Administration or the IRS.

(g) (A) In the past five (5) years, no material allegations of sexual harassment or sexual misconduct have been made against any current or former officer or executive of Steel or any of its Subsidiaries, and neither Steel nor any of its Subsidiaries has entered into any settlement agreements related to allegations of sexual harassment or sexual misconduct by an officer or executive, (B) Steel and its Subsidiaries have reasonably investigated all sexual harassment and material misconduct allegations against, any officers, executives or senior supervisory employees in the past five (5) years, (C) with respect to any such allegations against officers or executives in the past five (5) years, where merited, Steel and its Subsidiaries have taken corrective action that is reasonably calculated to prevent further improper conduct, and (D) Steel and its Subsidiaries have not incurred, and, to the Knowledge of Steel, no circumstances exist under which Steel or its Subsidiaries would reasonably be expected to incur, any material liability arising from such allegations.

SECTION 4.12 Taxes. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Steel or any of its Subsidiaries:

(a) (i) All Tax Returns required to be filed by Steel and its Subsidiaries, have been timely filed, (ii) all such Tax Returns are true, complete and correct in all respects, (iii) all Taxes shown as due and payable on such Tax Returns, and all Taxes (whether or not reflected on such Tax Returns) required to have been paid by Steel and its Subsidiaries have been timely paid (iv) all Taxes of Steel or its Subsidiaries for any taxable period (or a portion thereof) beginning on or prior to the Closing Date that are not yet due and payable have been properly reserved for in the Steel Financial Statements and (v) Steel and its Subsidiaries have duly and timely withheld all Taxes required to be withheld and such withheld Taxes have been either duly and timely paid to the proper Taxing Authority or properly set aside in accounts for such purpose and will be duly and timely paid to the proper Taxing Authority.

(b) No written agreement or other written document waiving or extending, or having the effect of waiving or extending, the statute of limitations or the period of assessment or collection of any Taxes relating to Steel or any of its Subsidiaries has been filed or entered into with any Taxing Authority.

(c)  (i) No audits or other administrative proceedings or proceedings before any Taxing Authority are presently pending (or, to the Knowledge of Steel, threatened) with regard to any Taxes or Tax Return of Steel or any of its Subsidiaries, as to which any Taxing Authority has asserted in writing any claim, and (ii) no Taxing Authority is now asserting in writing any deficiency or claim for Taxes or any adjustment to Taxes with respect to which Steel or any of its Subsidiaries, may be liable with respect to income or other Taxes which has not been fully paid or finally settled.

(d) Neither Steel nor any of its Subsidiaries (i) is a party to or bound by or has any obligation under any Tax indemnification, separation, sharing or similar agreement or arrangement, (ii) is or has been a member of any consolidated, combined, unitary or similar group for purposes of filing Tax Returns or paying Taxes (other than a group of which Steel is the common parent corporation), (iii) has entered into a closing agreement pursuant to Section 7121 of the Code, or any predecessor provision or any similar provision of state or local law or (iv) has any liability for the payment of Taxes of any Person (other than Steel and its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. law), or as a successor or transferee.

(e) None of the assets of Steel or any of its Subsidiaries is subject to any Tax Lien (other than Liens for Taxes that are Permitted Liens).

(f) Neither Steel nor any of its Subsidiaries has agreed to make or is required to make any adjustment for a taxable period ending after the Closing Effective Time under Section 481(a) of the Code or any similar provision of Tax law in any other jurisdiction by reason of a change in accounting method or otherwise.

(g) Neither Steel nor any of its Subsidiaries has taken (or permitted any action to be taken) or knowingly failed to take any action or knows of any fact, agreement, plan or other circumstance that could reasonably be expected to prevent or impede either the Steel Tax Treatment or the Copper Tax Treatment.

(h) Neither Steel nor any of its Subsidiaries has engaged in any listed transaction within the meaning of Treasury Regulations Section 1.6011-4(b) or any similar provision of Tax law in any other jurisdiction.

(i) During the two (2) year period ending on the date of this Agreement, neither Steel nor any of its Subsidiaries was a distributing corporation or a controlled corporation in a transaction intended to be governed by Section 355 of the Code.

(j) Steel is treated as a corporation for U.S. federal income Tax purposes.

SECTION 4.13 Voting Requirements. The affirmative vote at the Steel Stockholders Meeting of the holders of a majority of all outstanding shares of Steel Common Stock entitled to vote thereon (the “Steel Stockholder Approval”) is necessary to adopt this Agreement. The Steel Stockholder Approval is the only vote of holders of any securities of Steel necessary to approve the transactions contemplated by this Agreement.

SECTION 4.14 Takeover Statutes and Charter Provisions. The Steel Board has taken all action necessary to render the Takeover Law restrictions inapplicable to this Agreement and the transactions contemplated hereby. No Takeover Law applies with respect to Steel or any of its Subsidiaries in connection with this Agreement, the Mergers or any of the other transactions contemplated hereby. As of the date of this Agreement, there is no stockholder rights plan, “poison pill” antitakeover plan or similar device in effect to which Steel or any of its Subsidiaries is subject, party or otherwise bound.

SECTION 4.15 Intellectual Property.

(a) Section 4.15(a) of the Steel Disclosure Letter sets forth a complete and accurate list of all (i) issued Patents, pending applications for Patents, registered Marks, pending applications for registration of Marks, registered Copyrights, pending applications for registration of Copyrights, and (ii) material Internet domain names and material social media accounts, in each case, owned or purported to be owned by Steel or any of its Subsidiaries (items set forth or required to be set forth on Section 4.15(a) of the Steel Disclosure Letter, collectively, “Steel Registered IP”).

(b) All material Steel Registered IP is subsisting, and to the Knowledge of Steel, all material Steel Registered IP that is an issued Patent, registered Mark or registered Copyright is valid and enforceable. Steel or one of its Subsidiaries (i) solely and exclusively owns all right, title and interest in and to all Steel Owned IP, and (ii) has valid and enforceable rights to use, pursuant to a valid contract, all Steel Licensed IP necessary for Steel’s and its Subsidiaries’ businesses, as currently conducted, in each case (i) and (ii), free and clear of all Liens (except Permitted Liens), except where the failure to so own or have such rights, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel.

(c) Steel and its Subsidiaries and the conduct of Steel’s and its Subsidiaries’ businesses have not infringed, misappropriated, diluted or violated, and currently do not infringe, misappropriate, dilute or violate, any of the Intellectual Property rights of any Person, except for infringements, misappropriations, dilutions or violations, which individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel. No claims before a Governmental Entity are pending or, to the Knowledge of Steel, threatened in writing against Steel or its Subsidiaries, alleging or involving any of the foregoing, or challenging the ownership, use, validity or enforceability of any Steel Owned IP, except for such claims that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel. To the Knowledge of Steel, no Person has infringed, misappropriated, diluted or violated any material Steel Owned IP, except for infringements, misappropriations, dilutions or violations, which individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel.

(d) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Steel, Steel and its Subsidiaries take and have taken adequate measures, at least consistent with those in the industry in which Steel’s and its Subsidiaries’ businesses operate, to protect the confidentiality of all material Trade Secrets included in the Steel Owned IP and Steel Licensed IP.

(e) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Steel, (i) Steel and its Subsidiaries take and have taken reasonable measures to maintain and protect the performance, confidentiality, integrity and security of the Steel IT Systems, and (ii) the Steel IT Systems are adequate and sufficient for the operation of Steel’s and its Subsidiaries’ businesses as currently conducted. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Steel, (A) to the Knowledge of Steel, the Steel IT Systems do not contain any defects, viruses, worms, Trojan horses, bugs, faults or other devices, errors, contaminants or effects that: (1) materially disrupt or adversely affect the functionality of any Steel IT Systems; or (2) enable or assist any Person to access without authorization any Steel IT Systems, and (B) Steel and its Subsidiaries have reasonable back-up and disaster recovery arrangements in the event of a failure of the Steel IT Systems.

(f)  Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Steel, to the Knowledge of Steel, none of the Steel Software contains any “back door”, “drop dead device”, “time bomb” (as such terms are commonly understood in the software industry) or any other contaminants, or any other code, in each case, designed or intended to have, or that without user intent will cause, any of the following functions: (i) disrupting, disabling, harming or otherwise impeding in any manner the operation of, or providing unauthorized access to, any computer or other device on which such Steel Software is stored, installed or used; or (ii) damaging or destroying any data or file without the user’s consent. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Steel, to the Knowledge of Steel, none of the Steel Software (A) constitutes, contains or is considered “spyware” or “trackware” (as such terms are commonly understood in the software industry), (B) records a user’s actions without such user’s knowledge or (C) employs a user’s Internet connection without such user’s knowledge to gather or transmit information on such user or such user’s behavior.

(g) The execution and delivery of this Agreement by Steel and the consummation by Steel of the transactions contemplated hereby will not result in the loss, termination or impairment of any right of Steel or any of its Subsidiaries to own, use, practice, license or otherwise exploit any Steel Owned IP or Steel Licensed IP as the same is currently owned, used, practiced, licensed or otherwise exploited by Steel or any of its Subsidiaries, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Steel.

SECTION 4.16 Data Privacy and Cybersecurity.

(a) Steel and each of its Subsidiaries and, to the Knowledge of Steel, any Person acting for or on behalf of Steel or any of its Subsidiaries, is and has for the past three (3) years been in compliance with all Privacy Requirements, except where the failure to be in compliance, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Steel, (i) neither Steel nor any of its Subsidiaries has received any written notice of any claims, charges, governmental investigations or regulatory inquiries against Steel or any of its Subsidiaries related to or alleging the violation of any Privacy Requirements by Steel or any of its Subsidiaries, and (ii) to the Knowledge of Steel, there are no facts or circumstances that could reasonably form the basis of any such claim, charge, governmental investigation or regulatory inquiry.

(b) Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel, Steel and each of its Subsidiaries has (i) implemented and for the past three (3) years maintained reasonable and appropriate administrative, technical and organizational safeguards to protect the Steel IT Systems and all Personal Information and other confidential data in its possession or under its control against loss, theft, misuse or unauthorized access, use, modification, alteration, destruction or disclosure, and (ii) taken reasonable steps (including through contractual obligations, policies, procedures or otherwise) to ensure that any third party with access to any Personal Information collected by or on behalf of Steel or any of its Subsidiaries has implemented and maintains the same.

(c) Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel, in the past three (3) years there have been no security breaches, unauthorized access to, use or disclosure of any Personal Information (i) in the possession or under the control of Steel or any of its Subsidiaries, or (ii) Processed by or on behalf of Steel or any of its Subsidiaries.

(d) Neither Steel nor any of its Subsidiaries is subject to any contractual requirement or other legal obligation that, following the Closing, would prohibit HoldCo from Processing any Personal Information in a manner substantially similar to the manner in which Steel or its Subsidiaries Processed such Personal Information immediately prior to the Closing, except as, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on HoldCo. Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel, the transfer of Personal Information in connection with the transactions contemplated by this Agreement will not violate any Privacy Requirements.

SECTION 4.17 Material Contracts. (a) Except for this Agreement, as of the date of this Agreement, neither Steel nor any of its Subsidiaries is a party to or bound by:

(i) any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC);

(ii) any contract relating to indebtedness for borrowed money in excess of $5,000,000 or any guarantee thereof;

(iii) (A) any partnership, joint venture or other similar material agreement or arrangement relating to the formation, creation, operation, management or Control of any partnership or joint venture material to Steel or (B) any of its Subsidiaries or in which the Steel or any of its Subsidiaries owns less than fifty (50)% of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions;

(iv) any contract between Steel or any of its Subsidiaries, on the one hand, and any current or former director, officer, employee or other individual service provider of Steel or its Subsidiaries or any Person beneficially owning five (5%) or more of the outstanding Steel Common Stock or any of their respective Affiliates, on the other hand;

(v) any material contract that requires Steel or any of its Subsidiaries to deal exclusively with any Person or group of related Persons;

(vi) any contract containing (A) any grant by any Person to Steel or any of its Subsidiaries of any license, sublicense, right, consent, or covenant not to assert, under or with respect to any Intellectual Property of any Person which license is material to the business of Steel, or (B) any grant to any Person by Steel or any of its Subsidiaries of any license, sublicense, right, consent, or covenant not to assert, under or with respect to any Intellectual Property that is material to the business of Steel, other than, in the case of (A), licenses for open source software or off-the-shelf Software commercially available on standard terms for a one-time or annual fee (whichever is higher) of no more than $500,000, and in the case of (B), non-exclusive licenses or sublicenses of Intellectual Property granted to customers or contractors in the ordinary course of business that do not permit further resale or distribution;

(vii) (i) provide for aggregate payment or receipt by the Steel and its Subsidiaries under such contract of more than $2,500,000 over the remaining term of such contract, other than supply, procurement, concessionaire and entertainment contracts entered into in the ordinary course, (ii) is a concessionaire contract which generated revenue of $2,500,000 or more since January 1, 2022 through the date hereof or (iii) is an entertainment contract which resulted in the incurrence of expenses in excess of $2,500,000 since January 1, 2022 through the date hereof;

(viii) obligate Steel to make any capital commitment or expenditure (including pursuant to any development project or joint venture) in excess of $2,500,000 individually or $5,000,000 in the aggregate, other than as set forth in Steel’s budgeted capital expenditures for Steel’s 2023 fiscal year as disclosed to Copper prior to the date hereof; or

(ix) any non-competition agreement or any other agreement or obligation which purports to limit in any material respect the manner in which, or the localities in which, all or any material portion of the businesses of Steel and its Affiliates (including, for purposes of this Section 4.17, HoldCo and its Subsidiaries, assuming the Mergers have taken place), taken as a whole, is or would be conducted, including contracts with “most favored nations” provisions, preferential rights or rights of first or last offer or refusal to any third party, or limitations on sales, or supply or distribution of any services or product or to acquire any Person (all contracts of the types described in clauses (i) through (ix), collectively, the “Steel Material Contracts”).

(b)  Steel has delivered or made available to Copper, prior to the date of this Agreement, true and complete copies of all Steel Material Contracts that exist as of the date of this Agreement and have not been filed as exhibits to the Steel Filed SEC Documents.

(c) Each Steel Material Contract is valid and binding on Steel (or, to the extent a Subsidiary of Steel is a party, such Subsidiary) and is in full force and effect (subject to the Enforceability Exceptions), and Steel and each Subsidiary of Steel have in all material respects performed all obligations required to be performed by them to date under each Steel Material Contract, except where such noncompliance, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel.

(d) Neither Steel nor any of its Subsidiaries has Knowledge of, or has received written notice of, any violation or default under (nor, to the Knowledge of Steel, does there exist any condition that with the passage of time or the giving of notice or both would result in such a violation or default under) any Steel Material Contract, except where such violation or default, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel. To the Knowledge of Steel, no other party to any Steel Material Contract is in breach of or default under the terms of any Steel Material Contract where such default has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Steel.

SECTION 4.18 Environmental Protection. Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel:

(a) Steel and each of its Subsidiaries are and have been since January 1, 2020 in compliance with all applicable Environmental Laws and neither Steel nor any of its Subsidiaries has received any communication (written or oral) from any Person or Governmental Entity that alleges that Steel or any of its Subsidiaries is not in such compliance with, or has any liability under, applicable Environmental Laws.

(b) Steel and each of its Subsidiaries have obtained and, since January 1, 2020, have maintained or have applied for all environmental, health and safety permits, licenses, certificates, variances, exemptions, orders, registrations, approvals and governmental authorizations necessary for the construction or occupancy of their facilities or the conduct of their operations (collectively, the “Environmental Permits”), and all such Environmental Permits are in good standing or, where applicable, a renewal application has been timely filed and is pending agency approval, and Steel and its Subsidiaries are, and since January 1, 2020 have been in compliance with all terms and conditions of the material Environmental Permits.

(c) There are no Environmental Claims pending or, to the Knowledge of Steel, threatened (i) against Steel or any of its Subsidiaries, (ii) against any Person or entity whose liability for any Environmental Claim Steel or any of its Subsidiaries has or may have retained or assumed, either contractually or by operation of law, or (iii) against any real or personal property or operations which Steel or any of its Subsidiaries currently owns, leases or manages, or to the Knowledge of Steel and to the extent such Environmental Claim is against Steel or its Subsidiaries, any such property formerly owned, leased or managed by any of them, in whole or in part.

(d) There has been no transportation, manufacture, disposal or arrangement for disposal, distribution, treatment, use, storage, exposure of any Person to, Release of, or operation or ownership of any real property contaminated by any Hazardous Material by Steel or any of its Subsidiaries that would form the basis of any Environmental Claim against Steel or any of its Subsidiaries, or against any Person or entity whose liability for any Environmental Claim Steel or any of its Subsidiaries has or may have retained or assumed, either contractually or by operation of law.

(e) Steel has provided copies of all environmental assessments and reports, or material environmental, health or safety documents related to Steel, the conduct of its operations, or any real property currently or formerly owned, leased or managed by Steel or any of its Subsidiaries, in each case as in its possession or reasonable control.

SECTION 4.19 Foreign Corrupt Practices Act. Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel, (i) Steel and its Affiliates, directors, officers and employees have complied with the U.S. Foreign Corrupt Practices Act of 1977, as amended (15 U.S.C. §§ 78a et seq. (1997 and 2000)) (the “Foreign Corrupt Practices Act”), and any other applicable foreign or domestic anticorruption or antibribery laws, (ii) Steel and its Affiliates have developed and implemented a Foreign Corrupt Practices Act compliance program which includes corporate policies and procedures designed to ensure compliance with the Foreign Corrupt Practices Act and any other applicable anticorruption and antibribery laws, and (iii) except for “facilitating payments” (as such term is defined in the Foreign Corrupt Practices Act and other Applicable Laws), neither Steel nor any of its Affiliates, directors, officers, employees, agents or other representatives acting on its behalf have directly or indirectly (A) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (B) offered, promised, paid or delivered any fee, commission or other sum of money or item of value, however characterized, to any finder, agent or other party acting on behalf of a governmental or political employee or official or governmental or political entity, political agency, department, enterprise or instrumentality, in the United States or any other country, that was illegal under any Applicable Law, (C) made any payment to any customer or supplier, or to any officer, director, joint venture partner, employee or agent of any such customer or supplier, for the unlawful sharing of fees or unlawful rebating of charges, (D) engaged in any other unlawful reciprocal practice, or made any other unlawful payment or given any other unlawful consideration to any such customer or supplier or any such officer, director, joint venture partner, employee or agent of the customer or supplier, or (E) taken any action or made any omission in violation of any Applicable Law governing imports into or exports from the United States or any foreign country, or relating to economic sanctions or embargoes, corrupt practices, money laundering or compliance with unsanctioned foreign boycotts.

SECTION 4.20 Real Property. Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Steel: (a) Steel and each of its Subsidiaries has good and marketable indefeasible fee simple title (or the equivalent in any applicable foreign jurisdiction) to each and all of its owned real property, and good and valid leasehold title to all of its leased property pursuant to leases with third parties which are legal, binding, enforceable and in full force and effect in accordance with their terms, in each case, free and clear of all Liens and encumbrances, subject only to Permitted Liens, (b) all such real property (i) complies with all applicable zoning and land use ordinances, laws and regulations, or is a valid nonconforming use thereunder, (ii) has sufficient access to a public road and (iii) is improved with all necessary and sufficient buildings, structures and improvements sufficient for the continuation of its business as currently conducted, in accordance with all applicable Steel Permits and Applicable Laws with respect to Steel and its Subsidiaries, (c) there are no existing (or to Steel’s Knowledge, threatened) condemnation proceedings with respect to any such real property, and (d) with respect to all such leased real property, (i) Steel and each of its Subsidiaries is in compliance with all material terms and conditions of each lease therefor, and neither Steel nor any of its Subsidiaries has received any notice of default thereunder which is outstanding and remains uncured beyond any applicable period of cure, (ii) the possession and quiet enjoyment of such leased real property by Steel or each of its Subsidiaries has not been disturbed and there are no disputes with respect to such lease, (iii) Steel or any of its Subsidiaries has not subleased, licensed or otherwise granted any Person the right to use or occupy such leased real property or any portion thereof, and (iv) Steel and each of its Subsidiaries have delivered to Copper and each of its Subsidiaries a true and complete copy of each such lease (including all amendments, extensions, renewals, guaranties and other agreements with respect thereto). Section 4.20 of the Steel Disclosure Letter sets forth a true and complete list of all material leased and owned real property of Steel and its Subsidiaries.

SECTION 4.21 Opinion of Financial Advisor. The Steel Board has received the opinion of Goldman Sachs & Co. LLC (the “Steel Financial Advisor”) to the effect that, as of the date of such opinion and based upon and subject to the limitations, qualifications and assumptions set forth therein, and taking into account the Copper Mergers, the Steel Exchange Ratio, together with the Pre-Merger Special Dividend, to be paid to the holders (other than Copper and its Affiliates) of Steel Common Stock pursuant to this Agreement is fair from a financial point of view to such holders of Steel Common Stock. It is agreed and understood that such opinion is for the benefit of the Steel Board and may not be relied on by Copper, HoldCo or Copper Merger Sub.

SECTION 4.22 Brokers. Except for fees payable to the Steel Financial Advisor, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Steel.

SECTION 4.23 Financing. As of the execution and delivery of this Agreement, the Debt Letters (the provision of such funds as set forth therein, but subject to the provisions of Section 7.4, the “Debt Financing”) are in full force and effect and constitute the legal, valid, enforceable and binding obligations of each of Steel and HoldCo and, to the Knowledge of Steel, the other parties (other than Copper) thereto (except insofar as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws of general applicability relating to or affecting creditors’ rights, or by principles governing the availability of equitable remedies, whether considered in an Action at law or in equity). As of the date of this Agreement, (x) no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a breach or default on the part of Steel or HoldCo under the Debt Letters or, to the Knowledge of Steel, any other party (other than Copper) to the Debt Letters and (y) the commitments in respect of the Debt Financing have not been, or to the Knowledge of Steel, threatened in writing to be, terminated, rescinded, withdrawn, amended or otherwise modified by any party thereto (other than Copper). As of the date of this Agreement, there are no side letters or other agreements, contracts or arrangements related to the Debt Financing or the funding of all or any part of the Debt Financing to which Steel or HoldCo is a party other than as expressly set forth in the Debt Letters. Each of Steel and HoldCo has fully paid the portion of all commitment fees or other fees required to be paid by Steel or HoldCo, as applicable, on or prior to the date of this Agreement in connection with the Debt Financing and satisfied all of the other terms and conditions required to be satisfied by Steel or HoldCo, as applicable, on or prior to the date hereof. As of the date of this Agreement, none of Steel or HoldCo has any reason to believe that any of the conditions to the Debt Financing within its control will not be satisfied, nor does Steel have Knowledge, as of the date of this Agreement, that the full amount of the Debt Financing will not be made available to Steel, Copper and HoldCo as of the time at which the Closing is required to occur pursuant to Section 1.2 in accordance with the terms of the Debt Letters.

SECTION 4.24 No Other Representations.

(a) Except for the express written representations and warranties made in this Article IV (as qualified by the Steel Disclosure Letter and the Steel Filed SEC Documents) or any certificate delivered by or at the direction of Steel pursuant to this Agreement, neither Steel nor any other Person acting on behalf of Steel or its Subsidiaries makes any express or implied representation or warranty with respect to Steel, its Subsidiaries, or their respective Affiliates, businesses, operations, assets, liabilities or conditions (financial or otherwise) in connection with this Agreement or the transactions contemplated hereby, and Steel hereby disclaims any such other representations or warranties. In particular, without limiting the foregoing disclaimer, except as expressly provided in this Article IV or any certificate delivered pursuant to this Agreement, neither Steel nor any other Person makes or has made any representation or warranty to Copper or any of its Affiliates or investment banker, financial advisor, attorney, accountant or other representative retained by it (a “Representative”) with respect to (A) any financial projection, forecast, estimate, budget or prospect information relating to Steel or any of its Subsidiaries or their respective businesses or (B) except for the express written representations and warranties made in this Article IV (as qualified by the Steel Disclosure Letter and the Steel Filed SEC Documents) or any certificate delivered by or at the direction of Steel pursuant to this Agreement, any oral or written information presented to Copper or any of its Affiliates or Representatives in the course of their due diligence investigation of Steel, the negotiation of this Agreement or in the course of the transactions contemplated hereby.

(b) Notwithstanding anything contained in this Agreement to the contrary, Steel acknowledges and agrees that neither Copper nor any other Person acting on behalf of Copper or its Subsidiaries has made, is making or is authorized to make, and Steel expressly disclaims reliance upon, any representations, warranties or statements relating to Copper or its Subsidiaries whatsoever, express or implied, beyond those expressly given by Copper in writing in Article V (as qualified by the Copper Disclosure Letter and the Copper Filed SEC Documents) or any certificate delivered by or at the direction of Copper pursuant to this Agreement, including any implied representation or warranty as to the accuracy or completeness of any information regarding Copper furnished or made available to Steel or any of its Representatives. Without limiting the generality of the foregoing, Copper acknowledges that, except as expressly provided in Article V (as qualified by the Copper Disclosure Letter and the Copper Filed SEC Documents) or any certificate delivered by or at the direction of Copper pursuant to this Agreement, no representations or warranties are made with respect to any projections, forecasts, estimates, budgets or prospect information that may have been made available to Steel or any of its Representatives.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF COPPER

Except as set forth in any Copper SEC Document filed and publicly available prior to the date of this Agreement (as amended to the date of this Agreement, the “Copper Filed SEC Documents”) and filed with the SEC since December 31, 2021 (excluding any disclosures in any risk factors section, in any section related to forward-looking statements and other disclosures that are predictive or forward-looking in nature) or as disclosed in the disclosure letter delivered by Copper to Steel prior to the date of this Agreement (the “Copper Disclosure Letter”) and making reference to the particular subsection of this Agreement to which exception is being taken (provided, that such disclosure shall be deemed to qualify that particular subsection and such other subsections of this Agreement to the extent that it is reasonably apparent from the face of such disclosure that such disclosure also qualifies or applies to such other subsections), Copper represents and warrants to Steel as follows:

SECTION 5.1 Organization, Standing and Corporate Power. Each of Copper and its Subsidiaries is a partnership or other legal entity duly organized, validly existing and in good standing (with respect to jurisdictions which recognize such concept) under the laws of the jurisdiction in which it is organized and has the requisite partnership or other power, as the case may be, and authority to carry on its business as now being conducted, except, as to Subsidiaries, for those jurisdictions where the failure to be so organized, existing or in good standing, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper. Each of Copper and its Subsidiaries is duly qualified or licensed to do business and is in good standing (with respect to jurisdictions which recognize such concept) in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except for those jurisdictions where the failure to be so qualified or licensed or to be in good standing, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper. Copper has delivered to or made available to Steel prior to the date of this Agreement true and complete copies of any amendments to the Sixth Amended and Restated Agreement of Limited Partnership of Copper (the “Copper Partnership Agreement”) not filed as of the date of this Agreement with the Copper Filed SEC Documents.

SECTION 5.2 Corporate Authority; Non-contravention.

(a) Copper has all requisite partnership power and authority to enter into this Agreement, perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Copper, the performance by Copper of its obligations hereunder and the consummation by Copper of the transactions contemplated hereby have been duly authorized by all necessary partnership action on the part of Copper. The (i) Copper General Partner has, and (ii) the Copper Board (at a meeting duly called and held) has (A) approved and declared advisable this Agreement and the transactions contemplated by this Agreement, including the Copper Mergers, on the terms and subject to the conditions set forth in this Agreement and (B) determined that this Agreement and the transactions contemplated by this Agreement, including the Copper Mergers are fair to, and in the best interests of, Copper and the unitholders of Copper. This Agreement has been duly executed and delivered by Copper and, assuming the due authorization, execution and delivery of this Agreement by Steel, constitutes the legal, valid and binding obligation of Copper, enforceable against Copper in accordance with its terms (subject to the Enforceability Exceptions).

(b) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions of this Agreement shall not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under, or result in the creation of any Lien upon any of the properties or assets of Copper or any of its Subsidiaries, under (A) the Copper Partnership Agreement or the comparable organizational documents of any of its Subsidiaries, (B) any loan or credit agreement, note, bond, mortgage, indenture, trust document, lease or other agreement, instrument, permit, concession, franchise, license or similar authorization to which Copper or any of its Subsidiaries is a party or by which Copper, any of its Subsidiaries or their respective properties or assets may be bound or (C) subject to the governmental filings and other matters referred to in clause (c) below, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Copper or any of its Subsidiaries or their respective properties or assets, other than, in the case of clauses (B) and (C), any such conflicts, violations, defaults, rights, losses or Liens that, individually or in the aggregate, would not reasonably be expected to (1) have a Material Adverse Effect on Copper or (2) prevent or materially delay the consummation of any of the transactions contemplated hereby.

(c) No consent, approval, order or authorization of, action by or in respect of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Copper or any of its Subsidiaries in connection with the execution and delivery of this Agreement by Copper, the performance by Copper of its obligations hereunder or the consummation by Copper of the transactions contemplated hereby, except for (A) compliance with any applicable requirements of the HSR Act and any other Antitrust Laws set forth on Section 5.2(c)(A) of the Copper Disclosure Letter; (B) the filing with the SEC such reports under Section 13(a) or 15(d) of the Exchange Act, as may be required in connection with this Agreement and the transactions contemplated hereby; (C) the filing of the Steel Certificate of Merger, the Copper First Certificate of Merger, and the Copper Second Certificate of Merger with the Secretary of State of the state of Delaware and appropriate documents with the relevant authorities of other states or other jurisdictions in which Copper and Steel or their respective Subsidiaries are qualified to do business; (D) such filings with and approvals of the Agreed Exchange to permit the shares of HoldCo Common Stock that are to be issued in the Mergers to be listed on the Agreed Exchange; and (E) such other consents, approvals, orders or authorizations the failure of which to be made or obtained, individually or in the aggregate, would not reasonably be expected to (1) have a Material Adverse Effect on Copper or (2) prevent or materially delay the consummation of any of the transactions contemplated hereby.

SECTION 5.3 Capital Structure.

(a) The partnership interests of Copper consist of (i) 99.999% limited partner interests represented by Copper Units (which the Copper General Partner is authorized to issue up to 750,000,000 Copper Units and (ii) 0.001% general partner interest, the “Copper GP Units”) and (iii) Special LP Interests in the aggregate capital account balance of $5,290,500. The foregoing partnership interests include all of the authorized capital of Copper. At the close of business on the Measurement Date, (A) 51,015,226 Copper Units (inclusive of 421,453 Copper Restricted Units issued pursuant to the Copper Equity Plans) represented by depositary units were issued and outstanding, (B) 571 Copper Units held by the Copper General Partner were outstanding, (C) 314,537 Copper Units held by Copper in its treasury, (D) 5,732,220 Copper Units were issued to Subsidiaries of Copper, (E) no Copper preferred units were issued and outstanding, (F) all Copper GP Units were outstanding (all of which are owned by the Copper General Partner), (G) 1,643,891 Copper Units were reserved and available for issuance pursuant to the Copper Equity Plans, of which (I) 5,985 Copper Units were underlying Copper Phantom Units, (II) 569,382 Copper Units were underlying Copper Performance Units (assuming satisfaction of performance vesting conditions at target levels) and (III) 50,791 Copper Units were underlying Copper Deferred Units, and (H) there are Special LP Interests in the aggregate capital account balance of $5,290,500.

(b) All outstanding Copper Units are, and Copper Units that may be issued as permitted by this Agreement or otherwise shall be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. Except as set forth in this Section 5.3) and except for changes since the Measurement Date resulting from the issuance of Copper Units pursuant to the settlement of Copper Equity Awards outstanding as of the Measurement Date in accordance with the terms of the applicable Copper Equity Plan and any related award agreements or as expressly permitted by Section 7.1(b)(ii), (A) there are not issued or outstanding (x) any Equity Securities of Copper, and (B) there are no outstanding obligations of Copper or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Equity Securities of Copper or to issue, deliver or sell, or cause to be issued, delivered or sold, any Equity Securities of Copper.

(c) There are no voting trusts or other agreements or understandings to which Copper or any of its Subsidiaries is a party with respect to the voting of the Equity Securities of Copper or its Subsidiaries. Neither Copper nor any of its Subsidiaries has granted any preemptive rights, anti-dilutive rights or rights of first refusal, registration rights or similar rights with respect to its Equity Securities that are in effect.

SECTION 5.4 Subsidiaries.

(a) Section 5.4(a) of the Copper Disclosure Letter sets forth (i) each of Copper’s Subsidiaries and the ownership interest of Copper in each Subsidiary, as well as the ownership interest of any other Person in each Subsidiary, and (ii) Copper’s or its Subsidiaries’ capital stock, equity interest or other direct and indirect ownership interest in any other Person other than securities in a publicly traded company held for investment by Copper or any of its Subsidiaries consisting of less than 1% of the outstanding capital stock of such company. Section 5.4(a) of the Copper Disclosure Letter includes all “Significant Subsidiaries” (as defined in Rule 1-02 of Regulation S-X of the SEC) of Copper. All outstanding Equity Securities of each such Subsidiary have been validly issued and are fully paid and nonassessable and are owned directly or indirectly by Copper, free and clear of any Liens and free of any other restriction, including any restriction on the right to vote, sell or otherwise dispose of such Equity Securities, other than Permitted Liens.

(b) There are no outstanding (A) Equity Securities of Copper or any of its Subsidiaries convertible into or exchangeable or exercisable for Equity Securities in any of its Subsidiaries, (B) warrants, calls, options or other rights to acquire from Copper or any of its Subsidiaries, or any obligation of Copper or any of its Subsidiaries to issue, any Equity Securities in any Subsidiary of Copper, or (C) obligations of Copper or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Equity Securities of Subsidiaries of Copper or to issue, deliver or sell, or cause to be issued, delivered or sold, any Equity Securities.

SECTION 5.5 SEC Documents; Financial Statements; Undisclosed Liabilities.

(a) Copper and its Subsidiaries have filed or furnished all reports, schedules, forms, statements, certifications and other documents (including exhibits and all other information incorporated therein) required to be filed by it with the SEC since December 31, 2021 (the “Copper SEC Documents”). As of their respective dates, the Copper SEC Document complied, as of its filing date (or, if amended or superseded by a subsequent filing prior to the date of this Agreement, on the date of such amended or superseding filing), in all material respects with the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the Copper SEC Documents, and none of the Copper SEC Documents when filed and at their respective effective times, if applicable, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, in each case, that no representation is made as to the accuracy of any financial projections or forward-looking statements included or incorporated by reference in any Copper SEC Documents. As of the date of this Agreement, there are no outstanding or unresolved comments received from the SEC with respect to any of the Copper SEC Documents, and, to the Knowledge of Copper, none of the Copper SEC Documents is the subject of any outstanding SEC comment or outstanding SEC investigation.

(b) The consolidated financial statements (including all related notes and schedules) of Copper and its Subsidiaries included in the Copper SEC Documents (the “Copper Financial Statements”) were prepared in all material respects in accordance with GAAP (except, in the case of unaudited statements, as permitted by the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of Copper and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which are not material and to any other adjustments described therein, including the notes thereto).

(c) Except (A) as reflected or reserved against in Copper’s unaudited balance sheet as of June 25, 2023 (or the notes thereto) as included in the Copper Filed SEC Documents, (B) for liabilities and obligations incurred in the ordinary course of business consistent with past practice since June 25, 2023 and for liabilities and obligations incurred in connection with or contemplated by this Agreement, neither Copper nor any of its Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required by GAAP to be reflected on a consolidated balance sheet of Copper and its Subsidiaries (or in the notes thereto) that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Copper.

(d) Copper maintains a system of “internal control over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient to provide reasonable assurance (i) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, consistently applied, (ii) that transactions are executed only in accordance with the authorization of management and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of Copper’s properties or assets. Since January 1, 2023, none of Copper, Copper’s independent accountants, the Copper Board or its audit committee has received any oral or written notification of any (i) “significant deficiency” in the internal controls over financial reporting of Copper, (ii) “material weakness” in the internal controls over financial reporting of Copper or (iii) fraud, whether or not material, that involves management or other employees of Copper who have a significant role in the internal controls over financial reporting of Copper.

(e) The “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) utilized by Copper are reasonably designed to ensure that all material information (both financial and non-financial) required to be disclosed by Copper in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such information required to be disclosed is accumulated and communicated to the management of Copper, as appropriate, to allow timely decisions regarding required disclosure and to enable the chief executive officer and chief financial officer of Copper to make the certifications required under the Exchange Act with respect to such reports.

(f) Neither Copper nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar contract (including any contract or arrangement relating to any transaction or relationship between or among Copper and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act)), where the result, purpose or intended effect of such contract is to avoid disclosure of any material transaction involving, or material liabilities of, Copper or any of its Subsidiaries in Copper’s or such Subsidiary’s published financial statements or other Copper SEC Documents.

SECTION 5.6 Information Supplied. None of the information supplied or to be supplied by Copper specifically for inclusion or incorporation by reference in (i) the Form S-4 will, at the time the Form S-4 becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading or (ii) the Proxy Statement/Prospectus will, at the date it is first mailed to Steel’s stockholders or at the time of the Steel Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. No representation or warranty is made by Copper with respect to statements made or incorporated by reference in the Form S-4 and Proxy Statement/Prospectus based on information supplied by Steel specifically for inclusion or incorporation by reference in the Form S-4 or the Proxy Statement/Prospectus. Notwithstanding the foregoing provisions of this Section 5.6, no representation or warranty is made by Copper with respect to information or statements made or incorporated by reference in the Form S-4 or the Proxy Statement/Prospectus that were not specifically supplied by or on behalf of Copper.

SECTION 5.7 Absence of Certain Changes or Events.

(a) From June 25, 2023, through the date of this Agreement, other than with respect to the transactions contemplated hereby, the businesses of Copper and its Subsidiaries have been conducted in all material respects in the ordinary course of business in a manner consistent with past practice.

(b) Since June 25, 2023, there have been no Effects that, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect on Copper.

SECTION 5.8 Compliance with Applicable Laws; Outstanding Orders.

(a) Copper and its Subsidiaries hold all permits, licenses, certificates, variances, exemptions, orders, registrations and approvals of all Governmental Entities that are required for the operation of the businesses of Copper and its Subsidiaries (the “Copper Permits”), except where the failure to have any such Copper Permits, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper. Copper and its Subsidiaries are in compliance with the terms of the Copper Permits and all Applicable Laws relating to Copper and its Subsidiaries or their respective businesses or properties, except where the failure to be in compliance with such Applicable Laws, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper.

(b) Neither Copper nor any of its Subsidiaries is subject to any outstanding order, injunction or decree that, individually or in the aggregate, would reasonably be expected to (A) have a Material Adverse Effect on Copper or (B) prevent or materially delay the consummation of any of the transactions contemplated hereby.

SECTION 5.9 Litigation. As of the date hereof, there is no Action pending against or, to the Knowledge of Copper, threatened against or affecting Copper or any of its Subsidiaries or any of their respective properties or any of their respective officers or directors before any court or arbitrator or any Governmental Entity except as, individually or in the aggregate, would not reasonably be expected to (A) have a Material Adverse Effect on Copper or (B) prevent or materially delay the consummation of any of the transactions contemplated hereby.

SECTION 5.10 Benefit Plans.

(a) With respect to each material Copper Benefit Plan, Copper has made available to Steel complete and accurate copies of the following documents, to the extent applicable: (A) such Copper Benefit Plan document (or, with respect to any such arrangement that is not in writing, a written description of the material terms thereof), including any amendment thereto, and to the extent applicable, the most recent summary plan description thereof, (B) each trust, insurance, annuity or other funding arrangement, and all amendments related thereto, (C) the two (2) most recent audited financial statements and actuarial or other valuation reports prepared with respect thereto, (D) the two (2) most recent Forms 5500 and all related schedules required to be filed with the IRS with respect thereto, (E) the most recently received IRS determination letter or opinion letter and (F) all material or non-routine correspondence with a Governmental Entity over the past three (3) years.

(b) Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper, (A) each of the Copper Benefit Plans has been established, operated and administered in compliance with its terms and in accordance with Applicable Laws, including ERISA, the Code and in each case the regulations thereunder; (B) no Copper Benefit Plan provides welfare benefits, including death or medical benefits (whether or not insured), with respect to current or former employees or directors of Copper or its Subsidiaries beyond their retirement or other termination of service, other than coverage mandated by COBRA, or comparable U.S. state or foreign law; (C) all required contributions or other amounts payable by Copper or its Subsidiaries as of the Closing Effective Time pursuant to each Copper Benefit Plan in respect of current or prior plan years have been timely paid or, to the extent not yet due, have been accrued in accordance with GAAP; (D) neither Copper nor any of its Subsidiaries has engaged in a breach of fiduciary duty (as determined under ERISA) or a non-exempt prohibited transaction in connection with which Copper or its Subsidiaries could be subject to either a civil penalty assessed pursuant to Section 409 or 502 of ERISA or a Tax imposed pursuant to Section 4975 or 4976 of the Code; and (E) there are no pending, or to the Knowledge of Copper, threatened or anticipated claims, Actions, investigations or audits (other than routine claims for benefits) by, on behalf of or against any of the Copper Benefit Plans, any trusts related thereto, the applicable plan sponsor or administrator, or against any fiduciary of any Copper Benefit Plan with respect to the operation thereof.

(c) Section 5.10(c) of the Copper Disclosure Letter sets forth each Multiemployer Plan or Multiple Employer Plan to which Copper, any of its Subsidiaries or any of their respective ERISA Affiliates contributes or is obligated to contribute, or within the six (6) years preceding the date of this Agreement, contributed, or was obligated to contribute or under or with respect to which Copper otherwise has any current or contingent liability or obligation and separately identifies which Multiemployer Plans are in “endangered,” “critical,” or “critical and declining” status (within the meaning of Section 432 of the Code or Section 305 of ERISA). Except as set forth on Section 5.10(c) of the Copper Disclosure Letter and as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper, none of Copper, any of its Subsidiaries or any of their respective ERISA Affiliates sponsors, maintains, contributes to or is obligated to contribute to, or within the six years preceding the date of this Agreement sponsored, maintained, contributed to, or was obligated to contribute to, or otherwise has any current or contingent liability or obligation under or with respect to: a Multiemployer Plan or Multiple Employer Plan, and none of Copper, any of its Subsidiaries or any of their respective ERISA Affiliates has, within the preceding six (6) years, withdrawn in a complete or partial withdrawal from any Multiemployer Plan or incurred any liability under Section 4202, 4204 or 4212(c) of ERISA or has been notified that any Multiemployer Plan listed in Section 5.10(c) has undergone or is expected to undergo a mass withdrawal or termination (or treatment of a plan amendment as termination).

(d) Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper, each of the Copper Benefit Plans intended to be “qualified” within the meaning of Section 401(a) of the Code, has received a favorable determination letter or opinion letter as to its qualification or may rely upon a current advisory letter from the IRS and there are no existing circumstances or any events that have occurred that would reasonably be expected to adversely affect the qualified status of any such plan.

(e) Section 5.10(e) of the Copper Disclosure Letter sets forth each Copper Benefit Plan that is subject to Section 302 or Title IV of ERISA or Section 412, 430 or 4971 of the Code (each, a “Copper Title IV Plan”). With respect to each Copper Title IV Plan, except for matters that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper, (A) there does not exist any accumulated funding deficiency within the meaning of Section 412 of the Code and all contributions required under Section 302 of ERISA have been timely made, whether or not waived, (B) no such Copper Title IV Plan is currently in “at risk” status within the meaning of Section 430 of the Code or Section 303(i) of ERISA, (C) no reportable event within the meaning of Section 4043(c) of ERISA for which the 30-day notice requirement has been waived, has occurred or is reasonably expected to result, (D) none of Copper, any of its Subsidiaries or any of their respective ERISA Affiliates has engaged in any transaction described in Section 4069 of ERISA, (E) all premiums to the PBGC have been timely paid in full, (F) no liability (other than for premiums to the PBGC) has been or, to the Knowledge of Copper, is expected to be incurred by Copper or any of its Subsidiaries and (G) the PBGC has not instituted proceedings to terminate any such Copper Title IV Plan. Except for matters that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper, there does not now exist, nor do any circumstances exist that could result in, any Controlled Group Liability that would be a liability following the Closing Effective Time, of Copper, any of its Subsidiaries or any of their respective ERISA Affiliates.

(f) Except as provided by this Agreement, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby (either alone or in conjunction with any other event) will (A) cause or result in any payment (including severance, unemployment compensation, “excess parachute payment” (within the meaning of Section 280G of the Code), forgiveness of indebtedness or otherwise) becoming due to any current or former director or any employee of Copper or its Subsidiaries under any Copper Benefit Plan, (B) increase any compensation or benefits otherwise payable under any Copper Benefit Plan or (C) result in any acceleration of the time of payment, funding or vesting of any such benefits.

(g) No Person is entitled to receive any additional payment (including any Tax gross-up or other payment) from Copper or any of its Subsidiaries as a result of the imposition of the excise Taxes required by Section 4999 of the Code or any Taxes required by Section 409A of the Code. No Copper Benefit Plan provides for payments or benefits in connection with the transactions contemplated by this Agreement that, individually or in the aggregate, would reasonably be expected to give rise to the payment of any amount that would result in a loss of Tax deductions pursuant to Section 280G of the Code.

(h) Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper, all Copper Benefit Plans subject to the laws of any jurisdiction outside of the United States (A) have been maintained in accordance with its terms, Applicable Laws and all other applicable requirements, (B) that are intended to qualify for special Tax treatment meet all requirements for such treatment, (C) that are intended to be funded or book-reserved are fully funded or book reserved, as appropriate, based upon reasonable actuarial assumptions, and (D) if required to be registered, has been registered and has been maintained in good standing with applicable regulatory authorities. No Copper Benefit Plan subject to the laws of any jurisdiction outside of the United States is a “defined benefit plan” (as defined in ERISA, whether or not subject to ERISA).

SECTION 5.11 Labor and Employment Matters.

(a) Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper, (A) neither Copper nor any of its Subsidiaries has received written notice during the past three (3) years of the intent of any Governmental Entity responsible for the enforcement of labor, employment, occupational health and safety or workplace safety, insurance/workers compensation or immigration laws to conduct an investigation of Copper or any of its Subsidiaries and, to the Knowledge of Copper, no such investigation is in progress, and (B) no judgment, consent decree, conciliation agreement, or arbitration award imposes continuing remedial obligations or otherwise limits or affects Copper’s or its Subsidiaries’ ability to manage their employees, service providers, or job applicants.

(b) Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper, (A) no labor union, works council, labor organization or group of employees of Copper or any of its Subsidiaries (“Copper Labor Organization”) has made a pending demand for recognition and there are no representation proceedings or petitions seeking a representation proceeding presently pending or, to the Knowledge of Copper, threatened to be brought or filed, with the National Labor Relations Board or other labor relations tribunal; (B) to the Knowledge of Copper, there is no (and has not been in the last three (3) years) union organizing effort pending or threatened against Copper or any of its Subsidiaries; (C) there is no (and has not been in the last three (3) years) unfair labor practice, labor dispute or labor arbitration proceeding pending or, to the Knowledge of Copper, threatened against Copper or any of its Subsidiaries; and (D) there is no (and has not been in the last three (3) years) organized labor strike, lockout, slowdown, or work stoppage in effect or, to the Knowledge of Copper, threatened, with respect to any employees of Copper or any of its Subsidiaries.

(c) Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper, within the past six months: (A) there has been no “mass layoff” or “plant closing” as defined by the WARN Act with respect to Copper or its Subsidiaries; (B) Copper and its Subsidiaries have not been affected by any transaction that would trigger the application of the WARN Act; and (C) Copper and its Subsidiaries have not engaged in layoffs or employment terminations sufficient in number to trigger application of the WARN Act or similar state or local laws. To the Knowledge of Copper, neither Copper nor any of its Subsidiaries has, or is reasonably expected to have, any material outstanding liabilities under the WARN Act.

(d) Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper, Copper and each of its Subsidiaries is in compliance with all Applicable Laws respecting labor, employment, employment practices, terms and conditions of employment, wages and hours and occupational safety and health (including all Applicable Laws respecting classification of service providers as employees and independent contractors, non-discrimination, whistleblowing, classification of exempt and non-exempt employees, immigration (including Forms I-9), disability rights or benefits, equal opportunity, plant closures and layoffs (including the WARN Act), child labor, affirmative action, workers’ compensation, labor relations, employee leave issues, and unemployment insurance).

(e) Section 5.11(e) of the Copper Disclosure Letter sets forth all collective bargaining agreements, union contracts and similar labor agreements in effect with any U.S. Copper Labor Organizations that cover any employees of Copper or any of its Subsidiaries or to which Copper or any of its Subsidiaries is a party or otherwise bound (a “U.S. Copper Labor Agreement”). True and complete copies of all U.S. Copper Labor Agreements listed in Section 5.11(e) of the Copper Disclosure Letter have been made available to Steel prior to the date of this Agreement. Neither Copper nor any of its Subsidiaries is subject to any pre-signing or pre-Closing obligation to inform, provide notice to, consult, bargain with, or obtain the consent of any Copper Labor Organization in connection with this Agreement and the arrangements proposed in this Agreement or the Closing (whether under Applicable Law or any written Copper Labor Agreement) which are unsatisfied in any material part as of such date.

(f) Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper, (A) to the Knowledge of Copper, the current employees of Copper and its Subsidiaries who work in the U.S. are authorized and have appropriate documentation to work in the United States, and (B) Copper and its Subsidiaries have never received any “no match” notices from U.S. Immigration and Customs Enforcement, the Social Security Administration or the IRS.

(g) (A) In the past five (5) years, no material allegations of sexual harassment or sexual misconduct have been made against any current or former officer or executive of Copper or any of its Subsidiaries, and neither Copper nor any of its Subsidiaries has entered into any settlement agreements related to allegations of sexual harassment or sexual misconduct by an officer or executive, (B) Copper and its Subsidiaries have reasonably investigated all sexual harassment and material misconduct allegations against any officers, executives or senior supervisory employees in the past five (5) years, (C) with respect to any such allegations against officers or executives in the past five (5) years, where merited, Copper and its Subsidiaries have taken corrective action that is reasonably calculated to prevent further improper conduct, and (D) Copper and its Subsidiaries have not incurred, and, to the Knowledge of Copper, no circumstances exist under which Copper or its Subsidiaries would reasonably be expected to incur, any material liability arising from such allegations.

SECTION 5.12 Taxes. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Copper or any of its Subsidiaries:

(a)  (i) All Tax Returns required to be filed by Copper and its Subsidiaries, have been timely filed, (ii) all such Tax Returns are true, complete and correct in all respects, (iii) all Taxes shown as due and payable on such Tax Returns, and all Taxes (whether or not reflected on such Tax Returns) required to have been paid by Copper and its Subsidiaries have been timely paid, (iv) all Taxes of Copper or its Subsidiaries for any taxable period (or a portion thereof) beginning on or prior to the Closing Date that are not yet due and payable have been properly reserved for in the Copper Financial Statements and (v) Copper and its Subsidiaries have duly and timely withheld all Taxes required to be withheld and such withheld Taxes have been either duly and timely paid to the proper Taxing Authority or properly set aside in accounts for such purpose and will be duly and timely paid to the proper Taxing Authority.

(b) No written agreement or other written document waiving or extending, or having the effect of waiving or extending, the statute of limitations or the period of assessment or collection of any Taxes relating to Copper or any of its Subsidiaries has been filed or entered into with any Taxing Authority.

(c) (i) No audits or other administrative proceedings or proceedings before any Taxing Authority are presently pending (or, to the Knowledge of Copper, threatened) with regard to any Taxes or Tax Return of Copper or any of its Subsidiaries, as to which any Taxing Authority has asserted in writing any claim and (ii) no Taxing Authority is now asserting in writing any deficiency or claim for Taxes or any adjustment to Taxes with respect to which Copper or any of its Subsidiaries, may be liable with respect to income or other Taxes which has not been fully paid or finally settled.

(d) Neither Copper nor any of its Subsidiaries (i) is a party to or bound by or has any obligation under any Tax indemnification, separation, sharing or similar agreement or arrangement, (ii) is or has been a member of any consolidated, combined, unitary or similar group for purposes of filing Tax Returns or paying Taxes (other than a group of which Copper is the common parent corporation), (iii) has entered into a closing agreement pursuant to Section 7121 of the Code, or any predecessor provision or any similar provision of state or local law or (iv) has any liability for the payment of Taxes of any Person (other than Copper and its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. law), or as a successor or transferee.

(e) None of the assets of Copper or any of its Subsidiaries is subject to any Tax Lien (other than Liens for Taxes that are Permitted Liens).

(f) Neither Copper nor any of its Subsidiaries has agreed to make or is required to make any adjustment for a taxable period ending after the Closing Effective Time under Section 481(a) of the Code or any similar provision of Tax law in any other jurisdiction by reason of a change in accounting method or otherwise.

(g) Neither Copper nor any of its Subsidiaries has taken (or permitted any action to be taken) or knowingly failed to take any action or knows of any fact, agreement, plan or other circumstance that could reasonably be expected to prevent or impede either the Steel Tax Treatment or the Copper Tax Treatment.

(h) Neither Copper nor any of its Subsidiaries has engaged in any listed transaction within the meaning of Treasury Regulations Section 1.6011-4(b) or any similar provision of Tax law in any other jurisdiction.

(i) During the two (2) year period ending on the date of this Agreement, neither Copper nor any of its Subsidiaries was a distributing corporation or a controlled corporation in a transaction intended to be governed by Section 355 of the Code.

(j) Copper is treated as a partnership for U.S. federal income Tax purposes.

SECTION 5.13 Voting Requirements. The approval of the Copper General Partner is the only vote or approval of holders of any partnership interests or securities of Copper necessary to approve the transactions contemplated by this Agreement, which approval was obtained prior to the execution and delivery of this Agreement by Copper.

SECTION 5.14 Takeover Statutes and Charter Provisions. The Copper Board has taken all action necessary to render the Takeover Law restrictions inapplicable to this Agreement and the transactions contemplated hereby. No Takeover Law applies with respect to Copper or any of its Subsidiaries in connection with this Agreement, the Mergers or any of the other transactions contemplated hereby. As of the date of this Agreement, there is no stockholder rights plan, “poison pill” antitakeover plan or similar device in effect to which Copper or any of its Subsidiaries is subject, party or otherwise bound.

SECTION 5.15 Intellectual Property.

(a) Section 5.15(a) of the Copper Disclosure Letter sets forth a complete and accurate list of all (i) issued Patents, pending applications for Patents, registered Marks, pending applications for registration of Marks, registered Copyrights, pending applications for registration of Copyrights, and (ii) material Internet domain names and material social media accounts, in each case, owned or purported to be owned by Copper or any of its Subsidiaries (items set forth or required to be set forth on Section 5.15(a) of the Copper Disclosure Letter, collectively, “Copper Registered IP”).

(b) All material Copper Registered IP is subsisting, and to the Knowledge of Copper, all material Copper Registered IP that is an issued Patent, registered Mark or registered Copyright is valid and enforceable. Copper or one of its Subsidiaries (i) solely and exclusively owns all right, title and interest in and to all Copper Owned IP, and (ii) has valid and enforceable rights to use, pursuant to a valid contract, all Copper Licensed IP necessary for Copper’s and its Subsidiaries’ businesses, as currently conducted, in each case (i) and (ii), free and clear of all Liens (except Permitted Liens), except where the failure to so own or have such rights, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper.

(c) Copper and its Subsidiaries and the conduct of Copper’s and its Subsidiaries’ businesses have not infringed, misappropriated, diluted or violated, and currently do not infringe, misappropriate, dilute or violate, any of the Intellectual Property rights of any Person, except for infringements, misappropriations, dilutions or violations, which individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper. No claims before a Governmental Entity are pending or, to the Knowledge of Copper, threatened in writing against Copper or its Subsidiaries, alleging or involving any of the foregoing, or challenging the ownership, use, validity or enforceability of any Copper Owned IP, except for such claims that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper. To the Knowledge of Copper, no Person has infringed, misappropriated, diluted or violated any material Copper Owned IP, except for infringements, misappropriations, dilutions or violations, which individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper.

(d) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Copper, Copper and its Subsidiaries take and have taken adequate measures, at least consistent with those in the industry in which Copper’s and its Subsidiaries’ businesses operate, to protect the confidentiality of all material Trade Secrets included in the Copper Owned IP and Copper Licensed IP.

(e)  Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Copper, (i) Copper and its Subsidiaries take and have taken reasonable measures to maintain and protect the performance, confidentiality, integrity and security of the Copper IT Systems, and (ii) the Copper IT Systems are adequate and sufficient for the operation of Copper’s and its Subsidiaries’ businesses as currently conducted. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Copper, (A) to the Knowledge of Copper, the Copper IT Systems do not contain any defects, viruses, worms, Trojan horses, bugs, faults or other devices, errors, contaminants or effects that: (1) materially disrupt or adversely affect the functionality of any Copper IT Systems; or (2) enable or assist any Person to access without authorization any Copper IT Systems, and (B) Copper and its Subsidiaries have reasonable back-up and disaster recovery arrangements in the event of a failure of the Copper IT Systems.

(f) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Copper, to the Knowledge of Copper, none of the Copper Software contains any “back door”, “drop dead device”, “time bomb” (as such terms are commonly understood in the software industry) or any other contaminants, or any other code, in each case, designed or intended to have, or that without user intent will cause, any of the following functions: (i) disrupting, disabling, harming or otherwise impeding in any manner the operation of, or providing unauthorized access to, any computer or other device on which such Copper Software is stored, installed or used; or (ii) damaging or destroying any data or file without the user’s consent. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Copper, to the Knowledge of Copper, none of the Copper Software (A) constitutes, contains or is considered “spyware” or “trackware” (as such terms are commonly understood in the software industry), (B) records a user’s actions without such user’s knowledge or (C) employs a user’s Internet connection without such user’s knowledge to gather or transmit information on such user or such user’s behavior.

(g) The execution and delivery of this Agreement by Copper and the consummation by Copper of the transactions contemplated hereby will not result in the loss, termination or impairment of any right of Copper or any of its Subsidiaries to own, use, practice, license or otherwise exploit any Copper Owned IP or Copper Licensed IP as the same is currently owned, used, practiced, licensed or otherwise exploited by Copper or any of its Subsidiaries, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Copper.

SECTION 5.16 Data Privacy and Cybersecurity.

(a) Copper and each of its Subsidiaries and, to the Knowledge of Copper, any Person acting for or on behalf of Copper or any of its Subsidiaries, is and has for the past three (3) years been in compliance with all Privacy Requirements, except where the failure to be in compliance, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Copper, (i) neither Copper nor any of its Subsidiaries has received any written notice of any claims, charges, governmental investigations or regulatory inquiries against Copper or any of its Subsidiaries related to or alleging the violation of any Privacy Requirements by Copper or any of its Subsidiaries, and (ii) to the Knowledge of Copper, there are no facts or circumstances that could reasonably form the basis of any such claim, charge, governmental investigation or regulatory inquiry.

(b) Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper, Copper and each of its Subsidiaries has (i) implemented and for the past three (3) years maintained reasonable and appropriate administrative, technical and organizational safeguards to protect the Copper IT Systems and all Personal Information and other confidential data in its possession or under its control against loss, theft, misuse or unauthorized access, use, modification, alteration, destruction or disclosure, and (ii) taken reasonable steps (including through contractual obligations, policies, procedures or otherwise) to ensure that any third party with access to any Personal Information collected by or on behalf of Copper or any of its Subsidiaries has implemented and maintains the same.

(c) Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper, in the past three (3) years there have been no security breaches, unauthorized access to, use or disclosure of any Personal Information (i) in the possession or under the control of Copper or any of its Subsidiaries or (ii) Processed by or on behalf of Copper or any of its Subsidiaries.

(d) Neither Copper nor any of its Subsidiaries is subject to any contractual requirement or other legal obligation that, following the Closing, would prohibit HoldCo from Processing any Personal Information in a manner substantially similar to the manner in which Copper or its Subsidiaries Processed such Personal Information immediately prior to the Closing, except as, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on HoldCo. Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper, the transfer of Personal Information in connection with the transactions contemplated by this Agreement will not violate any Privacy Requirements.

SECTION 5.17 Material Contracts. (a) Except for this Agreement, as of the date of this Agreement, neither Copper nor any of its Subsidiaries is a party to or bound by:

(i) any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC);

(ii) any contract relating to indebtedness for borrowed money in excess of $5,000,000 or any guarantee thereof;

(iii) (A) any partnership, joint venture or other similar agreement or arrangement relating to the formation, creation, operation, management or Control of any partnership or joint venture material to Copper or (B) any of its Subsidiaries or in which the Copper or any of its Subsidiaries owns less than fifty (50)% of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions;

(iv) any contract between Copper or any of its Subsidiaries, on the one hand, and any current or former director, officer, employee or other individual service provider of Copper or its Subsidiaries or any Person beneficially owning five (5%) or more of the outstanding Copper Units or any of their respective Affiliates, on the other hand;

(v) any material contract that requires Copper or any of its Subsidiaries to deal exclusively with any Person or group of related Persons;

(vi) any contract containing (A) any grant by any Person to Copper or any of its Subsidiaries of any license, sublicense, right, consent, or covenant not to assert, under or with respect to any Intellectual Property of any Person which license is material to the business of Copper, or (B) any grant to any Person by Copper or any of its Subsidiaries of any license, sublicense, right, consent, or covenant not to assert, under or with respect to any Intellectual Property that is material to the business of Copper, other than, in the case of (A), licenses for open source software or off-the-shelf Software commercially available on standard terms for a one-time or annual fee (whichever is higher) of no more than $500,000, and in the case of (B), non-exclusive licenses or sublicenses of Intellectual Property granted to customers or contractors in the ordinary course of business that do not permit further resale or distribution;

(vii) (i) provide for aggregate payment or receipt by the Copper and its Subsidiaries under such contract of more than $2,500,000 over the remaining term of such contract, other than supply, procurement, concessionaire and entertainment contracts entered into in the ordinary course, (ii) is a concessionaire contract which generated revenue of $2,500,000 or more since January 1, 2022 through the date hereof or (iii) is an entertainment contract which resulted in the incurrence of expenses in excess of $2,500,000 since January 1, 2022 through the date hereof;

(viii) obligate Copper to make any capital commitment or expenditure (including pursuant to any development project or joint venture) other than as set forth in Copper’s budgeted capital expenditures for Copper’s 2023 fiscal year as disclosed to Steel prior to the date hereof, in excess of $2,500,000 individually or $5,000,000 in the aggregate; or

(ix) any non-competition agreement or any other agreement or obligation which purports to limit in any material respect the manner in which, or the localities in which, all or any material portion of the businesses of Copper and its Affiliates (including, for purposes of this Section 5.17, HoldCo and its Subsidiaries, assuming the Mergers have taken place), taken as a whole, is or would be conducted, including contracts with “most favored nation” provisions, preferential rights or rights of first or last offer or refusal to any third party, limitations on sales, or supply or distribution of any services or product or to acquire any Person (all contracts of the types described in clauses (i) through (ix), collectively, the “Copper Material Contracts”).

(b) Copper has delivered or made available to Steel, prior to the date of this Agreement, true and complete copies of all Copper Material Contracts that exist as of the date of this Agreement and have not been filed as exhibits to the Copper Filed SEC Documents.

(c) Each Copper Material Contract is valid and binding on Copper (or, to the extent a Subsidiary of Copper is a party, such Subsidiary) and is in full force and effect (subject to the Enforceability Exceptions), and Copper and each Subsidiary of Copper have in all material respects performed all obligations required to be performed by them to date under each Copper Material Contract, except where such noncompliance, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper.

(d) Neither Copper nor any of its Subsidiaries has Knowledge of, or has received written notice of, any violation or default under (nor, to the Knowledge of Copper, does there exist any condition that with the passage of time or the giving of notice or both would result in such a violation or default under) any Copper Material Contract, except where such violation or default, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper. To the Knowledge of Copper, no other party to any Copper Material Contract is in breach of or default under the terms of any Copper Material Contract where such default has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Copper.

SECTION 5.18 Environmental Protection. Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper:

(a) Copper and each of its Subsidiaries are and have been since January 1, 2020 in compliance with all applicable Environmental Laws and neither Copper nor any of its Subsidiaries has received any communication (written or oral) from any Person or Governmental Entity that alleges that Copper or any of its Subsidiaries is not in such compliance with, or has any liability under, applicable Environmental Laws.

(b) Copper and each of its Subsidiaries have obtained and, since January 1, 2020, have maintained, or have applied for all Environmental Permits necessary for the construction or occupancy of their facilities or the conduct of their operations, and all such Environmental Permits are in good standing or, where applicable, a renewal application has been timely filed and is pending agency approval, and Copper and its Subsidiaries are, and since January 1, 2020 have been, in compliance with all terms and conditions of the material Environmental Permits.

(c) There are no Environmental Claims, pending or, to the Knowledge of Copper, threatened (i) against Copper or any of its Subsidiaries, (ii) against any Person or entity whose liability for any Environmental Claim Copper or any of its Subsidiaries has or may have retained or assumed, either contractually or by operation of law, or (iii) against any real or personal property or operations which Copper or any of its Subsidiaries currently owns, leases or manages, or to the Knowledge of Copper and to the extent such Environmental Claim is against Copper or its Subsidiaries, any such property formerly owned, leased or managed by any of them, in whole or in part.

(d) There has been no transportation, manufacture, disposal, or arrangement for disposal distribution, treatment, use, storage, exposure of any Person to, Release of, or operation or ownership of any real property contaminated by any Hazardous Material by Copper or any of its Subsidiaries that would form the basis of any Environmental Claim against Copper or any of its Subsidiaries, or against any Person or entity whose liability for any Environmental Claim Copper or any of its Subsidiaries has or may have retained or assumed, either contractually or by operation of law.

(e) Copper has provided copies of all environmental assessments and reports or material environmental, health or safety documents related to Copper, the conduct of its operations, or any real property currently or formerly owned, leased or managed by Copper or any of its Subsidiaries, in each case as in its possession or reasonable control.

SECTION 5.19 Foreign Corrupt Practices Act. Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper, (i) Copper and its Affiliates, directors, officers and employees have complied with the Foreign Corrupt Practices Act and any other applicable foreign or domestic anticorruption or antibribery laws, (ii) Copper and its Affiliates have developed and implemented a Foreign Corrupt Practices Act compliance program which includes corporate policies and procedures designed to ensure compliance with the Foreign Corrupt Practices Act and any other applicable anticorruption and antibribery laws and (iii) except for “facilitating payments” (as such term is defined in the Foreign Corrupt Practices Act and other Applicable Laws), neither Copper nor any of its Affiliates, directors, officers, employees, agents or other representatives acting on its behalf have directly or indirectly (A) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (B) offered, promised, paid or delivered any fee, commission or other sum of money or item of value, however characterized, to any finder, agent or other party acting on behalf of a governmental or political employee or official or governmental or political entity, political agency, department, enterprise or instrumentality, in the United States or any other country, that was illegal under any Applicable Law, (C) made any payment to any customer or supplier, or to any officer, director, joint venture partner, employee or agent of any such customer or supplier, for the unlawful sharing of fees or unlawful rebating of charges, (D) engaged in any other unlawful reciprocal practice, or made any other unlawful payment or given any other unlawful consideration to any such customer or supplier or any such officer, director, joint venture partner, employee or agent of the customer or supplier or (E) taken any action or made any omission in violation of any Applicable Law governing imports into or exports from the United States or any foreign country, or relating to economic sanctions or embargoes, corrupt practices, money laundering or compliance with unsanctioned foreign boycotts.

SECTION 5.20 Real Property. Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Copper: (a) Copper and each of its Subsidiaries has good and marketable indefeasible fee simple title (or the equivalent in any applicable foreign jurisdiction) to each and all of its owned real property, and good and valid leasehold title to all of its leased property pursuant to leases with third parties which are legal, binding, enforceable and in full force and effect in accordance with their terms, in each case, free and clear of all Liens and encumbrances, subject only to Permitted Liens, (b) all such real property (i) complies with all applicable zoning and land use ordinances, laws and regulations, or is a valid nonconforming use thereunder, (ii) has sufficient access to a public road and (iii) is improved with all necessary and sufficient buildings, structures and improvements sufficient for the continuation of its business as currently conducted, in accordance with all applicable Copper Permits and Applicable Laws with respect to Copper and its Subsidiaries, (c) there are no existing (or to Copper’s Knowledge, threatened) condemnation proceedings with respect to any such real property and (d) with respect to all such leased real property, (i) Copper and each of its Subsidiaries is in compliance with all material terms and conditions of each lease therefor, and neither Copper nor any of its Subsidiaries has received any notice of default thereunder which is outstanding and remains uncured beyond any applicable period of cure, (ii) the possession and quiet enjoyment of such leased real property by Copper or each of its Subsidiaries has not been disturbed and there are no disputes with respect to such lease, (iii) Copper or any of its Subsidiaries has not subleased, licensed or otherwise granted any Person the right to use or occupy such leased real property or any portion thereof, and (iv) Copper and each of its Subsidiaries have delivered to Steel and each of its Subsidiaries a true and complete copy of each such lease (including all amendments, extensions, renewals, guaranties and other agreements with respect thereto). Section 5.20 of the Copper Disclosure Letter sets forth a true and complete list of all material leased and owned real property of Copper and its Subsidiaries.

SECTION 5.21 Opinion of Financial Advisor. The Copper Board has received the opinion of Perella Weinberg Partners LP (the “Copper Financial Advisor”), to the effect that, as of the date of such opinion and based upon and subject to the limitations, qualifications and assumptions set forth therein, and taking into account the Pre-Merger Special Dividend and the Steel Merger, the Copper Exchange Ratio pursuant to this Agreement is fair from a financial point of view to the holders (other than Steel and its affiliates) of Copper Units. It is agreed and understood that such opinion is for the benefit of the Copper Board and may not be relied on by Steel, HoldCo or Copper Merger Sub.

SECTION 5.22 Brokers. Except for fees payable to the Copper Financial Advisor, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Copper.

SECTION 5.23 Financing. As of the execution and delivery of this Agreement, the Debt Letters are in full force and effect and constitute the legal, valid, enforceable and binding obligations of Copper and, to the Knowledge of Copper, the other parties (other than Steel and

HoldCo) thereto (except insofar as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws of general applicability relating to or affecting creditors’ rights, or by principles governing the availability of equitable remedies, whether considered in an Action at law or in equity). As of the date of this Agreement, (x) no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a breach or default on the part of Copper under the Debt Letters or, to the Knowledge of Copper, any other party (other than Steel and HoldCo) to the Debt Letters and (y) the commitments in respect of the Debt Financing have not been, or to the Knowledge of Copper, threatened in writing to be, terminated, rescinded, withdrawn, amended or otherwise modified by any party thereto (other than Steel or Holdco). As of the date of this Agreement, there are no side letters or other agreements, contracts or arrangements related to the Debt Financing or the funding of all or any part of the Debt Financing to which Copper is a party other than as expressly set forth in the Debt Letters. Copper has fully paid the portion of all commitment fees or other fees required to be paid by Copper on or prior to the date of this Agreement in connection with the Debt Financing and satisfied all of the other terms and conditions required to be satisfied by Copper on or prior to the date hereof. As of the date of this Agreement, Copper has no reason to believe that any of the conditions to the Debt Financing within its control will not be satisfied, nor does Copper have Knowledge, as of the date of this Agreement, that the full amount of the Debt Financing will not be made available to Copper, Steel and HoldCo as of the time at which the Closing is required to occur pursuant to Section 1.2 in accordance with the terms of the Debt Letters.

SECTION 5.24 No Other Representations.

(a) Except for the express written representations and warranties made in this Article V (as qualified by the Copper Disclosure Letter and the Copper Filed SEC Documents) or any certificate delivered by or at the direction of Copper pursuant to this Agreement, neither Copper nor any other Person acting on behalf of Copper or its Subsidiaries makes any express or implied representation or warranty with respect to Copper, its Subsidiaries, or their respective Affiliates, businesses, operations, assets, liabilities or conditions (financial or otherwise) in connection with this Agreement or the transactions contemplated hereby, and Copper hereby disclaims any such other representations or warranties. In particular, without limiting the foregoing disclaimer, except as expressly provided in this Article V or any certificate delivered pursuant to this Agreement, neither Copper nor any other Person makes or has made any representation or warranty to Steel or any of its Affiliates or Representatives with respect to (A) any financial projection, forecast, estimate, budget or prospect information relating to Copper or any of its Subsidiaries or their respective businesses or (B) except for the express written representations and warranties made in this Article V (as qualified by the Copper Disclosure Letter and the Copper Filed SEC Documents) or any certificate delivered by or at the direction of Copper pursuant to this Agreement, any oral or written information presented to Steel or any of its Affiliates or Representatives in the course of their due diligence investigation of Copper, the negotiation of this Agreement or in the course of the transactions contemplated hereby.

(b) Notwithstanding anything contained in this Agreement to the contrary, Copper acknowledges and agrees that neither Steel nor any other Person acting on behalf of Steel or its Subsidiaries has made, is making or is authorized to make, and Copper expressly disclaims reliance upon, any representations, warranties or statements relating to Steel or its Subsidiaries whatsoever, express or implied, beyond those expressly given by Steel in writing in Article IV (as qualified by the Steel Disclosure Letter and the Steel Filed SEC Documents) or any certificate delivered by or at the direction of Steel pursuant to this Agreement, including any implied representation or warranty as to the accuracy or completeness of any information regarding Steel furnished or made available to Copper or any of its Representatives. Without limiting the generality of the foregoing, Steel acknowledges that, except as expressly provided in Article IV (as qualified by the Steel Disclosure Letter and the Steel Filed SEC Documents) or any certificate delivered by or at the direction of Steel pursuant to this Agreement, no representations or warranties are made with respect to any projections, forecasts, estimates, budgets or prospect information that may have been made available to Copper or any of its Representatives.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF HOLDCO AND COPPER MERGER SUB.

SECTION 6.1  Organization; Standing and Corporate Power. Each of HoldCo and Copper Merger Sub is a corporation or limited liability company duly organized, validly existing and in good standing (with respect to jurisdictions which recognize such concept) under the laws of the jurisdiction in which it is organized and has the requisite corporate power and authority to carry on its business as now being conducted. Steel has delivered to or made available to Copper prior to the date of this Agreement true and complete copies of the Certificate of Incorporation or Certificate of Formation and By-laws or Limited Liability Company Agreement of each of HoldCo and Copper Merger Sub, in each case, in effect as of the date of this Agreement.

SECTION 6.2 Purpose. Each of HoldCo and Copper Merger Sub (a) was formed solely for the purpose of entering into the transactions contemplated by this Agreement and (b) since the date of its formation, has not carried on any business, conducted any operations or incurred any liabilities or obligations other than the execution of this Agreement, the performance of its obligations hereunder and matters ancillary thereto.

SECTION 6.3 Corporate Power. Each of HoldCo and Copper Merger Sub has all requisite corporate or limited liability company power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and the execution and delivery of this Agreement by HoldCo or Copper Merger Sub, as applicable, and the consummation by HoldCo or Copper Merger Sub, as applicable, of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part thereof.

SECTION 6.4 Non-contravention. The execution and delivery of this Agreement by each of HoldCo and Copper Merger Sub does not, and the consummation of the transactions contemplated hereby and compliance with the provisions of this Agreement by each of HoldCo and Copper Merger Sub shall not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under, or result in the creation of any Lien upon any of the properties or assets of HoldCo or Copper Merger Sub, as applicable, under the applicable New Entity Organizational Documents.

SECTION 6.5 Capital Structure. As of the date hereof, (a) the authorized capital stock of HoldCo consists of 100 shares of HoldCo Common Stock, of which 100 are issued and outstanding and (b) Copper owns 25 shares of HoldCo Common Stock and Steel owns 75 shares of HoldCo Common Stock, in each case, free and clear of any Lien. All of the outstanding shares of HoldCo Common Stock have been validly issued, are fully paid and nonassessable and are owned directly by Steel free and clear of any Lien. The authorized ownership interests of Copper Merger Sub consist of limited liability company interests, all of which have been validly issued and are owned directly by HoldCo free and clear of any Lien. All shares of HoldCo Common Stock issued pursuant to Article II shall be duly authorized and validly issued and free of preemptive rights.

SECTION 6.6 HoldCo and Copper Merger Sub Approvals. As of the date hereof, HoldCo and Copper Merger Sub have taken all action necessary to cause this Agreement and the transactions contemplated by this Agreement, including the Mergers, to be approved by HoldCo as the sole stockholder of Copper Merger Sub, as applicable, for all required purposes under Applicable Law.

ARTICLE VII

COVENANTS RELATING TO CONDUCT OF BUSINESS

SECTION 7.1 Conduct of Business.

(a) Conduct of Business by Steel. Except as set forth in Section 7.1(a) of the Steel Disclosure Letter, as required by Applicable Law, as otherwise expressly contemplated or expressly permitted by this Agreement or as consented to by Copper in writing (such consent not to be unreasonably withheld, conditioned or delayed), during the period from the date of this Agreement to the Closing Effective Time, Steel shall, and shall cause its Subsidiaries to, carry on their respective businesses in all material respects in the ordinary course consistent with past practice and, to the extent consistent therewith, use reasonable best efforts to preserve intact their current business organizations, preserve their assets and properties in good repair and condition, use reasonable best efforts to keep available the services of their current officers and other key employees and preserve their relationships with those Persons having business dealings with them (provided, that the failure to take any action prohibited by any specific subclause of this Section 7.1(a) shall not be a breach). Except as set forth in Section 7.1(a) of the Steel Disclosure Letter, as required by Applicable Law, as otherwise expressly contemplated or expressly permitted by this Agreement or as consented to by Copper in writing (such consent not to be unreasonably withheld, conditioned or delayed), during the period from the date of this Agreement to the Closing Effective Time, Steel shall not, and shall not permit any of its Subsidiaries to:

(i) (A) other than (I) dividends and distributions by a direct or indirect wholly owned Subsidiary of Steel to its parent and (II) the declaration and payment of the Pre-Merger Special Dividend, declare, set aside or pay any dividends on, make any other distributions in respect of, or enter into any agreement with respect to the voting of, any of its Equity Securities, (B) split, combine or reclassify any of its Equity Securities or issue or authorize the issuance of any other Equity Securities in respect of, in lieu of or in substitution for any of its existing Equity Securities, or (C) purchase, redeem or otherwise acquire any Equity Securities of Steel or any of its Subsidiaries (other than the acquisition of shares from a holder of a Steel Equity Award outstanding as of the date hereof or granted on or after the date hereof not in violation of this Agreement, in satisfaction of withholding obligations or in payment of the exercise price in accordance with the terms thereof, or in connection with the forfeiture of any Steel Equity Awards that are outstanding on the date of this Agreement or granted on or after the date hereof not in violation of this Agreement);

(ii) issue, deliver, sell, pledge or otherwise encumber or subject to any Lien any of its Equity Securities (other than issuance of shares of Steel Common Stock in respect of the vesting or settlement of Steel Equity Awards outstanding as of the date hereof or granted on or after the date hereof not in violation of this Agreement, in each case, in accordance with the terms of the Steel Equity Plan and any related award agreements);

(iii) (A) other than in the ordinary course of business consistent with past practice, amend, renew, terminate or waive any material provision of any Steel Material Contract except in connection with any amendments to, and normal renewals of, Steel Material Contracts without materially adverse changes, additions or deletions of terms, or (B) enter into any new agreement or contract or other binding obligation of Steel or its Subsidiaries containing (1) any material restriction on the ability of Steel or its Subsidiaries to conduct its business as it is presently being conducted or currently contemplated to be conducted after the Mergers, (2) with respect to any material agreement, contract or other binding obligation, any restrictions granting “most favored nation” status that, following the Closing Effective Time, would impose obligations on HoldCo or its Affiliates, or (3) any provision of the type described in clause (ix) of the definition of Steel Material Contracts;

(iv) (A) merge with or enter into a consolidation with, or otherwise acquire an interest of 50% or more of the outstanding equity interests in, any Person, or acquire a substantial portion of the assets or business of any Person (or any division or line of business thereof), (B) authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, consolidation, restructuring, recapitalization or any other reorganization, (C) otherwise acquire (including, through leases, subleases and licenses of real property) any assets, or (D) enter into any material new line of business, except (w) in the case of clause (C), with respect to capital expenditures that would otherwise be permitted under Section 7.1(a)(xii), (x) in the case of clauses (A) and (C) (but specifically excluding any merger or consolidation of Steel with any other Person under clause (A)), (1) in the ordinary course of business consistent with past practice, (2) transactions involving only direct or indirect wholly owned Subsidiaries of Steel, or (3) in one or more transactions with respect to which the aggregate consideration does not exceed $20,000,000; (y) in the case of clause (B), any transaction involving only the direct or indirect wholly owned Subsidiaries of Steel (other than HoldCo or Copper Merger Sub); and (z) each of clauses (A), (B) and (C) are subject to the restrictions set forth in Section 8.3;

(v) (A) transfer, sell, lease, sublease, license, sublicense, abandon, waive, relinquish, assign, swap or otherwise dispose of any material assets or material properties of Steel or any of its Subsidiaries or (B) mortgage or pledge any material assets or material properties of Steel or any of its Subsidiaries, or subject any such assets or properties to any other Lien (except Permitted Liens), other than, in the case of both clause (A) and clause (B), (1) (x) with respect to assets or properties that are not Intellectual Property, in the ordinary course of business consistent with past practice, or (y) with respect to Intellectual

Property, non-exclusive licenses or sublicenses of Intellectual Property granted to customers or contractors in the ordinary course of business consistent with past practice, (2) assets and properties associated with discontinued operations, or (3) in addition to transfers, sales, leases, subleases, licenses, sublicenses, abandonments, waivers, relinquishments, assignments, swaps or other dispositions pursuant to clauses (1) and (2), in one or more transactions with respect to which the aggregate consideration does not exceed $10,000,000 and solely in the case of clause (B), as may be required in connection with the terms of Steel’s existing credit facility as in effect on the date hereof or the Existing Steel Indentures;

(vi) create, incur or assume any indebtedness for borrowed money, or issue any debt securities or any right to acquire debt securities, assume, guarantee, endorse or otherwise become liable or responsible (whether, directly, contingently or otherwise) for the indebtedness of another Person, enter into any agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing, except (A) for indebtedness incurred in the ordinary course of business and consistent with past practice under Steel’s debt agreements in effect as of the date hereof, including borrowings under Steel’s revolving credit facility as in effect on the date hereof (including, for the avoidance of doubt, draw-downs to fund off-season operations), or any indebtedness incurred that replaces, renews, extends, refinances or refunds such existing indebtedness (including indebtedness incurred to repay or refinance related fees and expenses), (B) for any inter-company indebtedness solely involving Steel or direct or indirect wholly owned Subsidiaries, (C) as required by existing contracts entered into in the ordinary course of business, (D) indebtedness for borrowed money not to exceed $50,000,000 in aggregate principal amount outstanding at any time incurred by Steel or any of its Subsidiaries other than in accordance with clauses (A) through (C) (provided, that for any such indebtedness in excess of $25,000,000 in aggregate principal amount outstanding at any time, Steel has consulted in advance with Copper), or (E) credit support or guarantees by Steel of indebtedness for borrowed money of its Subsidiaries, which indebtedness is incurred in compliance with this Section 7.1(a)(vi);

(vii) waive, release, assign, settle or compromise any pending or threatened Action which is (A) material to the business of Steel and its Subsidiaries, taken as a whole, or (B) otherwise involves the payment by Steel of an amount in excess of $3,000,000 (excluding any amounts that may be paid under existing insurance policies);

(viii) (A) make, change or revoke any material Tax election, (B) settle or compromise any material Tax claim or liability, (C) change (or make a request to any Taxing Authority to change) any material aspect of its method of accounting for Tax purposes or change any annual accounting period for Tax purposes, or (D) file any material amended Tax Return;

(ix) increase or change the compensation or benefits, other than in the ordinary course of business and consistent with past practice, except that, notwithstanding the foregoing, Steel shall not, and shall not permit any of its Subsidiaries to, except as required by any Steel Benefit Plan in effect as of the date of this Agreement or as amended after the date of this Agreement in accordance with the terms of this Agreement or as required by Applicable Laws, (A) grant any Steel Equity Award or other long-term incentive or equity-based awards, or amend or modify the terms of any outstanding Steel Equity Awards, (B) grant any transaction or retention bonuses, (C) increase or change the compensation or benefits payable to any executive officer, (D) pay annual bonuses, other than for completed periods based on actual performance through the end of the applicable performance period, (E) increase or change the severance, termination pay or similar terms applicable to any current or former employee or individual service provider, (F) hire any employee or individual service provider with annual base cash compensation in excess of $150,000 or terminate the employment of any executive officer (in each case, other than terminations for cause), or (G) adopt, materially amend, or terminate any Steel Benefit Plan;

(x) change any of its material financial accounting policies or procedures currently in effect, except (A) as required by GAAP, Regulation S-X of the Exchange Act, or a Governmental Entity or quasi-governmental authority (including the Financial Accounting Standards Board or any similar organization) as determined in consultation with Steel’s outside auditor or (B) as required by Applicable Law;

(xi) enter into interest rate swaps, foreign exchange or commodity agreements and other similar hedging arrangements other than for purposes of offsetting a bona fide exposure (including counterparty risk);

(xii) other than in the ordinary course of business consistent with past practice or as necessary to maintain value and functionality of Steel’s facilities (whether as a result of a casualty or otherwise and whether or not covered by insurance), make aggregate capital expenditures in a fiscal year that are greater than 120% of the aggregate amount of capital expenditures with respect to such fiscal year in Steel’s long range plan, as disclosed to Copper prior to the date of this Agreement;

(xiii) write up, write down or write off the book value of any of its assets, other than (A) in the ordinary course of business and consistent with past practice or (B) as may be consistent with Steel’s financial accounting policies and procedures and GAAP as determined in consultation with Steel’s outside auditor;

(xiv) amend the Steel Certificate of Incorporation, By-laws of Steel or the New Entity Organizational Documents;

(xv) implement any broad-based cost reduction initiative (including employee layoffs, reductions in force or other similar actions that could reasonably be expected to trigger notice obligations under the WARN Act), except to the extent Steel has consulted with Copper in good faith prior to such implementation; or

(xvi) authorize, or commit or agree to take, any of the foregoing actions.

(b) Conduct of Business by Copper. Except as set forth in Section 7.1(b) of the Copper Disclosure Letter, as required by Applicable Law, as otherwise expressly contemplated by this Agreement or as consented to by Steel in writing (such consent not to be unreasonably withheld, conditioned or delayed), during the period from the date of this Agreement to the Closing Effective Time, Copper shall, and shall cause its Subsidiaries to, carry on their respective businesses in the ordinary course consistent with past practice and, to the extent consistent therewith, use reasonable best efforts to preserve intact their current business organizations, preserve their assets and properties in good repair and condition, use reasonable best efforts to keep available the services of their current officers and other key employees and preserve their relationships with those Persons having business dealings with them. Except as set forth in Section 7.1(b) of the Copper Disclosure Letter, as required by Applicable Law, as otherwise expressly contemplated by this Agreement or as consented to by Steel in writing (such consent not to be unreasonably withheld, conditioned or delayed), during the period from the date of this Agreement to the Closing Effective Time, Copper shall not, and shall not permit any of its Subsidiaries to:

(i) (A) other than (I) any regular quarterly distribution made by Copper in accordance with its distribution policy in an amount up to $0.30 per Copper Unit and (II) dividends and distributions by a direct or indirect wholly owned Subsidiary of Copper to its parent, declare, set aside or pay any dividends on, make any other distributions in respect of, or enter into any agreement with respect to the voting of, any of its Equity Securities, (B) split, combine or reclassify any of its Equity Securities or issue or authorize the issuance of any other Equity Securities in respect of, in lieu of or in substitution for any of its existing Equity Securities, or (C) purchase, redeem or otherwise acquire any Equity Securities of Copper or any of its Subsidiaries (other than (I) the acquisition of shares from a holder of a Copper Equity Award outstanding as of the date hereof or granted on or after the date hereof not in violation of this Agreement, in satisfaction of withholding obligations or in payment of the exercise price in accordance with the terms thereof or in connection with the forfeiture of any Copper Equity Awards that are outstanding on the date of this Agreement or granted on or after the date hereof not in violation of this Agreement or (II) the redemption of all or a portion of the Special LP Interests from the holders thereof for an amount in cash equal to the amount that would otherwise be paid to such holders of Special LP Interests pursuant to Section 3.1(a)(i)(C) (the “Redeemed Special LP Interest Amount”));

(ii) issue, deliver, sell, pledge or otherwise encumber or subject to any Lien any of its Equity Securities (other than issuance of Copper Units in respect of the vesting or settlement of Copper Equity Awards outstanding as of the date hereof or granted on or after the date hereof not in violation of this Agreement, in each case in accordance with the terms of the applicable Copper Equity Plan and any related award agreements);

(iii) (A) other than in the ordinary course of business consistent with past practice, amend, renew, terminate or waive any material provision of any Copper Material Contract except in connection with any amendments to, and normal renewals of, Copper Material Contracts without materially adverse changes, additions or deletions of terms, or (B) enter into any new agreement or contract or other binding obligation of Copper or its Subsidiaries containing (1) any material restriction on the ability of Copper or its Subsidiaries to conduct its business as it is presently being conducted or currently contemplated to be conducted after the Mergers, (2) with respect to any material agreement, contract or other binding obligation, any restrictions granting “most favored nation” status that, following the Closing Effective Time, would impose obligations on HoldCo or its Affiliates, or (3) any provision of the type described in clause (ix) of the definition of Copper Material Contracts;

(iv) (A) merge with or enter into a consolidation with, or otherwise acquire an interest of 50% or more of the outstanding equity interests in, any Person, or acquire a substantial portion of the assets or business of any Person (or any division or line of business thereof), (B) authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, consolidation, restructuring, recapitalization or any other reorganization, (C) otherwise acquire (including, through leases, subleases and licenses of real property) any assets, or (D) enter into any material new line of business, except (w) in the case of clause (C), with respect to capital expenditures that would otherwise be permitted under Section 7.1(a)(xii), (x) in the case of clauses (A) and (C) (but specifically excluding any merger or consolidation of Copper, HoldCo and Copper Merger Sub with any other Person under clause (A)), (1) in the ordinary course of business consistent with past practice, (2) transactions involving only direct or indirect wholly owned Subsidiaries of Copper, or (3) in one or more transactions with respect to which the aggregate consideration does not exceed $20,000,000; (y) in the case of clause (B), any transaction involving only the direct or indirect wholly owned Subsidiaries of Copper; and (z) each of clauses (A), (B) and (C) are subject to the restrictions set forth in Section 8.3;

(v) (A) transfer, sell, lease, sublease, license, sublicense, abandon, waive, relinquish, assign, swap or otherwise dispose of any material assets or material properties of Copper or any of its Subsidiaries or (B) mortgage or pledge any material assets or material properties of Copper or any of its Subsidiaries, or subject any such assets or properties to any other Lien (except Permitted Liens), other than, in the case of both clause (A) and clause (B), (1) (x) with respect to assets or properties that are not Intellectual Property, in the ordinary course of business consistent with past practice, or (y) with respect to Intellectual Property, non-exclusive licenses or sublicenses of Intellectual Property granted to customers or contractors in the ordinary course of business consistent with past practice, (2) assets and properties associated with discontinued operations or (3) in addition to transfers, sales, leases, subleases, licenses, sublicenses, abandonments, waivers, relinquishments, assignments, swaps or other dispositions pursuant to clauses (1) and (2), in one or more transactions with respect to which the aggregate consideration does not exceed $10,000,000 and solely in the case of clause (B), as may be required in connection with the terms of Copper’s revolving credit facility as in effect on the date hereof or the Existing Copper Indentures (as they may be amended pursuant to the Consent Solicitation);

(vi) create, incur or assume any indebtedness for borrowed money, or issue any debt securities or any right to acquire debt securities, assume, guarantee, endorse or otherwise become liable or responsible (whether, directly, contingently or otherwise) for the indebtedness of another Person, enter into any agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing, except (A) for indebtedness incurred in the ordinary course of business and consistent with past practice under Copper’s debt agreements in effect as of the date hereof, including borrowings under Copper’s revolving credit facility as in effect on the date hereof (including, for the avoidance of doubt, draw-downs to fund off-season operations), or any indebtedness that replaces, renews, extends, refinances or refunds such existing indebtedness (including indebtedness incurred to repay or refinance related fees and expenses), (B) for any inter-company indebtedness solely involving Copper or direct or indirect wholly owned Subsidiaries, (C) as required by existing contracts entered into in the ordinary course of business, (D) indebtedness for borrowed money not to exceed $50,000,000 in aggregate principal amount outstanding at any time incurred by Copper or any of its Subsidiaries other than in accordance with clauses (A) through (C) (provided, that for any such indebtedness in excess of $25,000,000 in aggregate principal amount outstanding at any time, Copper has consulted in advance with Steel) or (E) credit support or guarantees by Copper of indebtedness for borrowed money of its Subsidiaries, which indebtedness is incurred in compliance with this Section 7.1(b)(vi);

(vii) waive, release, assign, settle or compromise any pending or threatened Action which is (A) material to the business of Copper and its Subsidiaries, taken as a whole, or (B) otherwise involves the payment by Copper of an amount in excess of $3,000,000 (excluding any amounts that may be paid under existing insurance policies);

(viii) (A) make, change or revoke any material Tax election, (B) settle or compromise any material Tax claim or liability, (C) change (or make a request to any Taxing Authority to change) any material aspect of its method of accounting for Tax purposes or change any annual accounting period for Tax purposes or (D) file any material amended Tax Return;

(ix) increase or change the compensation or benefits, other than in the ordinary course of business and consistent with past practice, except that, notwithstanding the foregoing, Copper shall not, and shall not permit any of its Subsidiaries to, except as required by any Copper Benefit Plan in effect as of the date of this Agreement or as amended after the date of this Agreement in accordance with the terms of this Agreement or as required by Applicable Laws, (A) grant any Copper Equity Award or other long-term incentive or equity-based awards, or amend or modify the terms of any outstanding Copper Equity Awards, (B) grant any transaction or retention bonuses, (C) increase or change the compensation or benefits payable to any executive officer, (D) pay annual bonuses, other than for completed periods based on actual performance through the end of the applicable performance period, (E) increase or change the severance, termination pay or similar terms applicable to any current or former employee or individual service provider, (F) hire any employee or individual service provider with annual base cash compensation in excess of $150,000 or terminate the employment of any executive officer (in each case, other than terminations for cause), or (G) adopt, materially amend, or terminate any Copper Benefit Plan;

(x) change any of its material financial accounting policies or procedures currently in effect, except (A) as required by GAAP, Regulation S-X of the Exchange Act, or a Governmental Entity or quasi-governmental authority (including the Financial Accounting Standards Board or any similar organization) as determined in consultation with Copper’s outside auditor or (B) as required by Applicable Law;

(xi) enter into interest rate swaps, foreign exchange or commodity agreements and other similar hedging arrangements other than for purposes of offsetting a bona fide exposure (including counterparty risk);

(xii) other than in the ordinary course of business consistent with past practice or as necessary to maintain value and functionality of Copper’s facilities (whether as a result of a casualty or otherwise and whether or not covered by insurance), make aggregate capital expenditures that are greater than 120% of the aggregate amount of Copper’s budgeted capital expenditures for Copper’s 2024 fiscal year, in each case, as disclosed to Steel prior to the date of this Agreement;

(xiii) write up, write down or write off the book value of any of its assets, other than (A) in the ordinary course of business and consistent with past practice or (B) as may be consistent with Copper’s financial accounting policies and procedures and GAAP as determined in consultation with Copper’s outside auditor;

(xiv) amend the Copper Partnership Agreement;

(xv) implement any broad-based cost reduction initiative (including employee layoffs, reductions in force or other similar actions that could reasonably be expected to trigger notice obligations under the WARN Act), except to the extent Copper has consulted with Steel in good faith prior to such implementation; or

(xvi) authorize, or commit or agree to take, any of the foregoing actions.

(c) Other Actions. Except as required by law, during the period from the date of this Agreement to the Closing Effective Time, neither Steel nor Copper shall, nor shall either permit any of its Subsidiaries to, take any action that would, or that could reasonably be expected to, prevent or materially delay the satisfaction of any of the conditions to the Mergers set forth in Article VII.

SECTION 7.2 No Solicitation by Steel. (a) Steel shall not, shall not authorize or permit any of its Affiliates or any of its or their officers, directors or employees to, and shall use its reasonable best efforts to cause any Representative retained by it or any of its controlled Affiliates not to, directly or indirectly through another Person, (i) solicit, initiate or knowingly encourage (including by way of furnishing information), or take any other action designed to facilitate, any inquiries regarding, or the making of, any proposal the consummation of which would constitute a Steel Alternative Transaction or (ii) participate in any discussions or negotiations, or cooperate in any way with any Person (or group of Persons), with respect to any inquiries regarding, or the making of, any proposal the consummation of which would constitute a Steel Alternative Transaction; provided, however, that if, at any time prior to obtaining the Steel Stockholder Approval, the Steel Board determines in good faith (after consultation with outside counsel and a financial advisor of nationally recognized reputation) that any such proposal that did not result from a material breach of this Section 7.2(a) constitutes or is reasonably likely to lead to a Steel Superior Proposal, subject to compliance with Section 7.2(c), Steel and its Representatives may (A) furnish information with respect to Steel and its Subsidiaries to the Person (or group of Persons) making such proposal (and its Representatives and financing sources) (provided, that all such information has previously been provided to Copper or is provided to Copper prior to or substantially concurrently with the time it is provided to such Person) pursuant to a customary confidentiality agreement containing terms as to confidentiality generally no less restrictive than the terms of the Confidentiality Agreement (provided, however, that such confidentiality provision need not contain any “standstill” or similar provision) and (B) participate in discussions or negotiations regarding such proposal with the Person (or group of Persons) making such proposal (and its Representatives and financing sources). For purposes of this Agreement, “Steel Alternative Transaction” means any of (i) a transaction or series of transactions pursuant to which any Person (or group of Persons) other than Copper and its Subsidiaries (including HoldCo and Copper Merger Sub) (such Person or group of Persons, a “Steel Third Party”), acquires or would acquire, directly or indirectly, “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) of more than 20% of the outstanding shares of Steel Common Stock or securities (or options, rights or warrants to purchase, or securities convertible into or exchangeable for, such securities) representing 20% or more of the voting power of Steel, whether from Steel or pursuant to a tender offer or exchange offer or otherwise, (ii) a merger, consolidation, share exchange or similar transaction pursuant to which any Steel Third Party acquires or would acquire, directly or indirectly, the assets or business of Steel or any of its Subsidiaries representing 20% or more of the revenues, net income or assets (in each case on a consolidated basis) of Steel and its Subsidiaries taken as a whole, (iii) any transaction pursuant to which any Steel Third Party acquires or would acquire, directly or indirectly, control of assets (including for this purpose the outstanding Equity Securities of Subsidiaries of Steel and any entity surviving any merger or combination including any of them) of Steel or any of its Subsidiaries representing 20% or more of the revenues, net income or assets (in each case on a consolidated basis) of Steel and its Subsidiaries taken as a whole or (iv) any disposition of assets representing 20% or more of the revenues, net income or assets (in each case on a consolidated basis) of Steel and its Subsidiaries, taken as a whole.

(b) Except as expressly permitted by this Section 7.2(b), neither the Steel Board nor any committee thereof shall (i) withdraw, qualify or modify, or propose publicly to withdraw, qualify or modify or fail to make, in each case in a manner adverse to Copper, the recommendation by the Steel Board or such committee of the Steel Merger or this Agreement, (ii) approve or recommend, or propose publicly to approve or recommend, any Steel Alternative Transaction (any action in clause (i) or this clause (ii) being referred to as a “Steel Recommendation Change”) or (iii) cause Steel or any of its controlled Affiliates to enter into any letter of intent, agreement in principle, acquisition agreement or other agreement related to any Steel Alternative Transaction or requiring, or reasonably likely to cause, Steel to terminate, delay or fail to consummate, or that would otherwise impede, interfere in any way with or be inconsistent with, the consummation of the Mergers or any of the other transactions contemplated by this Agreement (other than a confidentiality agreement referred to in Section 7.2(a)). Notwithstanding the foregoing, in the event that prior to obtaining the Steel Stockholder Approval, the Steel Board determines in good faith, that it has received a Steel Superior Proposal and (after consultation with outside counsel and a financial advisor of nationally recognized reputation) that the failure to do so would be reasonably likely to be inconsistent with its fiduciary duties under Applicable Law, the Steel Board may (subject to this and the following sentences) effect a Steel Recommendation Change, but only at a time that is after the fourth (4th) Business Day following Copper’s receipt of written notice from Steel advising Copper that the Steel Board has received a Steel Superior Proposal specifying the material terms and conditions of such Steel Superior Proposal, identifying the Person making such Steel Superior Proposal and stating that it intends to make a Steel Recommendation Change;

provided, that in the event of a subsequent modification to the material terms and conditions of such Steel Superior Proposal, the Steel Board may only effect a Steel Recommendation Change after the third (3rd) Business Day following Copper’s receipt of written notice from Steel advising Copper of the modification to such terms and conditions; and provided, further, that during such four (4) or three (3) Business Day notice period, as applicable, Steel engages (to the extent requested by Copper) in good faith negotiations with Copper to amend this Agreement in such a manner that the proposal to enter into a Steel Alternative Transaction no longer constitutes a Steel Superior Proposal. For purposes of this Agreement, a “Steel Superior Proposal” means any bona fide written proposal (on its most recently amended or modified terms, if amended or modified) made by a Steel Third Party to enter into a Steel Alternative Transaction (with all references to 20% in the definition of Steel Alternative Transaction being treated as references to 80% for these purposes) that (A) did not result from a material breach of Section 7.2(a) and (B) is on terms that the Steel Board determines in good faith (after consultation with outside counsel and a financial advisor of nationally recognized reputation and taking into account all factors and matters deemed relevant in good faith by the Steel Board, including financial, legal, regulatory and any other aspects of the transactions including the identity of the Person making such proposal, any termination fees, expense reimbursement provisions, conditions to consummation and whether the transactions contemplated by such proposal are reasonably capable of being consummated) would be more favorable to Steel and the Steel stockholders than the transactions contemplated by this Agreement (including any changes to this Agreement that may be proposed by Copper in response to such proposal to enter into a Steel Alternative Transaction). In addition, notwithstanding anything in this Agreement to the contrary, at any time prior to the receipt of the Steel Stockholder Approval, if the Steel Board determines in good faith (after consultation with outside counsel and a financial advisor of nationally recognized reputation) that the failure to do so would be reasonably likely to be inconsistent with its fiduciary duties under Applicable Law, the Steel Board may effect a Steel Recommendation Change in response to any Steel Intervening Event, but only at a time that is after the fourth (4th) Business Day following Copper’s receipt of written notice from Steel advising Copper of all material information with respect to any such Steel Intervening Event and stating that it intends to make a Steel Recommendation Change and providing a full description of its rationale therefor. The term “Steel Intervening Event” shall mean a material event or change in circumstance that arises or occurs after the date of this Agreement with respect to Steel that, prior to the date of this Agreement, was neither known nor reasonably foreseeable by the Steel Board (or if known or reasonably foreseeable, the consequences of which were not known or reasonably foreseeable to the Steel Board on the date of this Agreement); provided, however, that (i) in no event shall the receipt, existence or terms of a Steel Alternative Transaction or any matter relating thereto or consequence thereof constitute a Steel Intervening Event and (ii) and in no event shall any adverse effect of any event or events on the business, properties, financial condition or results of operations of Copper and its Subsidiaries, taken as a whole constitute a Steel Intervening Event unless such event or events has had, or would reasonably be expected to have, a Material Adverse Effect on Copper.

(c) In addition to the obligations of Steel set forth in Section 7.2(a) and Section 7.2(b), Steel shall promptly, and in any event within 24 hours of receipt thereof, advise Copper orally and in writing of any request for information or of any proposal relating to a Steel Alternative Transaction, the material terms and conditions of such request or proposal (including any changes thereto) and the identity of the Person making such request or proposal. Steel shall (i) keep Copper reasonably informed of the status and details (including amendments or proposed amendments) of any such request or proposal on a reasonably current basis and (ii) provide to Copper as soon as reasonably practicable after receipt or delivery thereof copies of all correspondence and other written materials exchanged between Steel or its Subsidiaries or any of their Representatives, on the one hand, and any Person making such request or proposal, on the other hand, that describes in any material respect any of the material terms or conditions of any such request or proposal.

(d) Nothing contained in this Section 7.2 shall prohibit Steel from taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act, from making any disclosure to Steel stockholders that is required by applicable Law or from issuing a “stop, look and listen” statement or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act pending disclosure of its position thereunder; provided, however, that any such disclosure or statement that constitutes or contains a Steel Recommendation Change shall be subject to the provisions of Section 7.2(b); provided, further, that such a communication by the Steel Board to the Steel stockholders shall be deemed a Steel Recommendation Change unless the Steel Board expressly reconfirms its recommendation in such disclosure.

SECTION 7.3 No Solicitation by Copper. (a) Copper shall not, shall not authorize or permit any of its Affiliates or any of its or their officers, directors or employees to, and shall use its reasonable best efforts to cause any Representatives retained by it or any of its controlled Affiliates not to, directly or indirectly through another Person, (i) solicit, initiate or knowingly encourage (including by way of furnishing information), or take any other action designed to facilitate, any inquiries regarding, or the making of, any proposal the consummation of which would constitute a Copper Alternative Transaction or (ii) participate in any discussions or negotiations, or cooperate in any way with any Person (or group of Persons), with respect to any inquiries regarding, or the making of, any proposal the consummation of which would constitute a Copper Alternative Transaction. For purposes of this Agreement, “Copper Alternative Transaction” means any of (i) a transaction or series of transactions pursuant to which any Person (or group of Persons) other than Copper and its Subsidiaries (such Person or group of Persons, a “Copper Third Party”), acquires or would acquire, directly or indirectly, “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) of more than 20% of the outstanding Copper Units or securities (or options, rights or warrants to purchase, or securities convertible into or exchangeable for, such securities) representing 20% or more of the voting power of Copper, whether from Copper or pursuant to a tender offer or exchange offer or otherwise, (ii) a merger, consolidation, share exchange or similar transaction pursuant to which any Copper Third Party acquires or would acquire, directly or indirectly, the assets or business of Copper or any of its Subsidiaries representing 20% or more of the revenues, net income or assets (in each case on a consolidated basis) of Copper and its Subsidiaries taken as a whole, (iii) any transaction pursuant to which any Copper Third Party acquires or would acquire, directly or indirectly, control of assets (including for this purpose the outstanding Equity Securities of Subsidiaries of Copper and any entity surviving any merger or combination including any of them) of Copper or any of its Subsidiaries representing 20% or more of the revenues, net income or assets (in each case on a consolidated basis) of Copper and its Subsidiaries taken as a whole or (iv) any disposition of assets representing 20% or more of the revenues, net income or assets (in each case on a consolidated basis) of Copper and its Subsidiaries, taken as a whole.

(b) In addition to the obligations of Copper set forth in Section 7.3(a), Copper shall promptly, and in any event within 24 hours of receipt thereof, advise Steel orally and in writing of any request for information or of any proposal relating to a Copper Alternative Transaction, the material terms and conditions of such request or proposal (including any changes thereto), the identity of the Person making such request or proposal and copies of all correspondence and other written materials received by Copper or its Subsidiaries or any of their Representatives from any Person making such request or proposal, on the other hand.

(c) Nothing contained in this Section 7.3 shall prohibit Copper from taking and disclosing to its unitholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act, or from issuing a “stop, look and listen” statement or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act pending disclosure of its position thereunder.

SECTION 7.4 Financing.

(a) During the period from the date of this Agreement to the Closing Effective Time, each of Copper and Steel shall, and shall cause their respective Affiliates and their respective Representatives to, use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to (x) as promptly as possible either (I) arrange, obtain and consummate one or more Consent Solicitations and/or Existing Note Offers or (II) arrange, obtain and consummate, to the extent the Consent Solicitations and/or Existing Note Offers, if any, are not consummated, the “364-Day Facility” (as defined in the Commitment Letter) and (y) (I) arrange and obtain the “Revolving Credit Facility” (as defined in the Commitment Letter) as promptly as possible following the date of this Agreement and consummate the Revolving Credit Facility upon the timing mutually agreed by the parties (and, in any event, no later than the time at which the Closing is required to occur pursuant to Section 1.2) and (II) arrange and obtain any other debt financing mutually agreed by the parties following the date of this Agreement and consummate such other debt financing upon the timing mutually agreed by the parties (and, in any event, no later than the time at which the Closing is required to occur pursuant to Section 1.2) (such other debt financing, “Additional Debt Financing”), including using its reasonable best efforts to (i) (A) maintain in effect the Debt Letters and comply with all of its respective obligations thereunder, (B) negotiate, enter into and deliver definitive agreements with respect to the Debt Financing reflecting the terms and conditions contained in the Debt Letters, so that such agreements are in effect no later than the time at which the Closing is required to occur pursuant to Section 1.2 and (C) (i) to the extent the Debt Financing is not funded in accordance with the terms of the Debt Letters, enforce its respective rights under the Debt Letters and (ii) satisfy on a timely basis all the conditions to the Debt Financing and the definitive agreements related thereto that are in the control of Steel (or its Affiliates) or Copper (or its Affiliates), respectively.

(b) Each of Copper and Steel shall keep the other reasonably informed on a reasonably current basis of the status of the Debt Financing, any Additional Debt Financing, the Consent Solicitations, Existing Note Offers and/or any Note Refinancing and material developments with respect thereto and upon Copper’s or Steel’s written request, as applicable, provide the requesting party promptly (and no later than two Business Days after such written request) with copies of any material definitive agreements related to the Debt Financing, any

Additional Debt Financing, the Consent Solicitations, Existing Note Offers and/or any Note Refinancing. Without limiting the foregoing, each of Copper and Steel shall promptly (and in no event later than two Business Days) after obtaining knowledge thereof, give the other party written notice of any (i) breach or default by Copper, Steel or HoldCo, as applicable, their respective Affiliates, any Debt Financing Source or any other party to the Debt Letters or any definitive document related to the Debt Financing (or any event or circumstance, with or without notice, lapse of time, or both, would give rise to any breach or default), (ii) threatened in writing or actual withdrawal, repudiation, expiration, intention not to fund or termination of or relating to the Debt Letters or the Debt Financing or (iii) material dispute or disagreement between or among any parties to the Debt Letters or any definitive document related to the Debt Financing. Each of Copper and Steel shall pay, or cause to be paid, as the same shall become due and payable, all fees and other amounts that become due and payable by Copper or Steel, as applicable, under the Debt Letters or in connection with any Additional Debt Financing. If funds in the amounts set forth in the Debt Letters, or any portion thereof, become unavailable (other than due to Copper and Steel jointly determining that such portion of the Debt Financing is not necessary to permit the consummation of the transactions contemplated hereby or to fund their respective obligations under this Agreement and any other amounts required to be paid in connection with the consummation of the transactions contemplated hereby, giving effect to other financial resources of Copper or Steel, as applicable), Copper and Steel shall, and shall cause their respective Affiliates to, as promptly as practicable following the occurrence of such event, (x) use their respective reasonable best efforts to obtain substitute financing (on terms and conditions reasonably acceptable to each of Copper and Steel) sufficient to enable Copper, Steel and HoldCo, to consummate the Merger and the other transactions contemplated hereby in accordance with the terms hereof (the “Substitute Debt Financing”) and (y) use their respective reasonable best efforts to obtain a new financing commitment letter in form and substance reasonably acceptable to each of Copper and Steel that provides for such Substitute Debt Financing. Upon obtaining any commitment for any such Substitute Debt Financing, such financing shall be deemed to be a part of the Debt Financing (as defined herein) and any commitment letter for such Substitute Debt Financing shall be deemed the “Debt Letters” for all purposes of this Agreement.

(c) During the period from the date of this Agreement to the Closing Effective Time, each of Copper and Steel shall use and shall cause its Subsidiaries to use reasonable best efforts to cause the appropriate Representatives of Copper or Steel, as applicable, and its respective Subsidiaries to, provide cooperation reasonably requested by Copper or Steel, as applicable, in connection with the arrangement of the financings contemplated by the Debt Letters, in connection with any Additional Debt Financing, and in satisfying the conditions precedent set forth in the Commitment Letter and/or any definitive document relating to the Debt Financing and the Additional Debt Financing, as and to the extent reasonably requested by Copper or Steel, as applicable, including: (i) making their respective senior management reasonably available to participate in a reasonable number of meetings and calls, diligence sessions, drafting sessions, road shows, rating agency meetings and lender due diligence presentations, (ii) assisting as is reasonably necessary with the preparation of materials for rating agency presentations, lender presentations, offering documents, road shows, private placement memoranda, bank information memoranda (including confidential information memorandum), prospectuses, business projections and similar documents required in connection with the Debt Financing and any Additional Debt Financing, and otherwise reasonably cooperating with the marketing efforts of Copper, Steel or HoldCo, as applicable, and the Debt Financing Sources for any portion of the Debt Financing and any Additional Debt Financing (collectively, the “Marketing Material”), (iii) furnishing Copper or Steel, as applicable, and the Debt Financing Sources with the Required Information and, as promptly as reasonably practicable, informing Copper or Steel, as applicable, if Copper or Steel, as applicable, shall have actual knowledge of any facts that would be reasonably likely to (x) require the restatement of any financial statements comprising a portion of the Required Information in order for such financial information to comply with GAAP or (y) result in any of the Required Information no longer being Compliant, (iv) providing to Copper’s, Steel’s or HoldCo’s, as applicable, legal counsel and its independent auditors such customary documents, certificates and other customary information relating to Copper or Steel, as applicable, as may be reasonably requested in connection with the other party’s delivery of any customary negative assurance opinions and customary comfort letters relating to the Debt Financing and any Additional Debt Financing, (v) causing Copper’s, Steel’s or HoldCo’s, as applicable, independent auditors to provide customary cooperation with the Debt Financing and any Additional Debt Financing, (vi) obtaining the consents of Copper’s, Steel’s or HoldCo’s, as applicable, independent auditors to use their audit reports on the audited Copper Financial Statements or Steel Financial Statements as applicable, and to reference to such independent auditors as experts in any Marketing Material and any related government filings filed or used in connection with the Debt Financing and/or any Additional Debt Financing, (vii) (1) obtaining each of Copper’s, Steel’s or HoldCo’s, as applicable, independent auditors’ customary comfort letters, audit reports, surveys and title insurance as reasonably requested by Copper or Steel, as applicable, and (2) providing all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including beneficial ownership regulations and the Patriot Act with respect to itself and its Subsidiaries, (viii) in connection with the Debt Financing and any Additional Debt Financing, cooperating with prospective lenders’ due diligence investigation and evaluation of the assets, cash management and accounting systems, policies and procedures relating thereto of Copper or Steel, as applicable, and their respective Subsidiaries for the purpose of establishing financing agreements or other certificates or documents as may be reasonably requested by Copper or Steel, as applicable, or the lenders in respect of the Debt Financing and/or any Additional Debt Financing, including, a customary solvency certificate by the Chief Financial Officer of HoldCo, (ix) obtaining payoff letters, lien terminations, evidence of redemptions and instruments of discharge to be delivered at or prior to Closing to allow for the payoff, discharge and termination in full on or prior to the Closing Date of all indebtedness and Liens (other than Permitted Liens) agreed by Copper and Steel to be repaid or refinanced, (x) taking all corporate or other organizational actions, subject to the occurrence of the Closing, reasonably requested by Copper or Steel, as applicable, to authorize and permit the consummation of the Debt Financing and any Additional Debt Financing and the availability, borrowing or incurrence of all of the proceeds of the Debt Financing and any Additional Debt Financing by Copper, Steel or HoldCo, as applicable, immediately following the Closing, including but not limited to obtaining such consents, approvals, authorizations and instruments which may be reasonably requested by Copper or Steel, as applicable, to permit the consummation of the Debt Financing and the Additional Debt Financing, (xi) executing customary authorization and management representation letters and customary representation letters to auditors with respect to itself and its Subsidiaries, (xii) assisting with the preparation and delivery of, and executing and delivering, as of the Closing Date, any guarantees, pledge and security documents, other definitive financing documents, including, in each case, the schedules thereto, or other certificates or documents contemplated by the Commitment Letter or in connection with any Additional Debt Financing and (xiii) taking other reasonable actions that are necessary or advisable to permit the consummation of the Debt Financing and/or any Additional Debt Financing.

(d) (i) The cooperation set forth in Section 7.4(c) shall not be required to the extent that it would (A) require Copper or Steel, as applicable, to take any action that in the good faith judgment of Copper or Steel, as applicable, unreasonably interferes with the ongoing business or operations of Copper or Steel, as applicable, and/or their respective Subsidiaries, (B) require Copper or Steel, as applicable, or any of their respective Subsidiaries to incur any fee, expense or other liability prior to the Closing Effective Time for which it is not responsible pursuant to the Debt Letters or agreements in respect of any Additional Debt Financing and not promptly reimbursed or indemnified by Copper or Steel, as applicable, (C) cause any representation or warranty in this Agreement to be breached, (D) cause any condition to Closing to fail to be satisfied or otherwise cause any breach of this Agreement, (E) be reasonably expected to cause any director, officer or employee of Copper or Steel, as applicable, or any of their respective Subsidiaries to incur any personal liability or (F) cause any breach of any applicable Law or any Contract to which Copper or Steel, as applicable, or any of their respective Subsidiaries is a party and (ii) neither Copper, Steel or their respective Subsidiaries shall be required to (x) enter into, execute, or approve any agreement or other documentation prior to the Closing or agree to any change or modification of any existing agreement or other documentation that would be effective prior to the Closing (other than the execution of one or more supplemental indentures to the Existing Copper Indentures upon the receipt of requisite consents pursuant to one or more Consent Solicitations and/or Existing Note Offers or of customary authorization and representation letters) or (y) deliver any certificate or take any other action that would reasonably be expected to result in personal liability to a director, officer or other personnel, deliver any legal opinion or otherwise provide any information or take any action to the extent it could result in (i) a loss or waiver of any privilege or (ii) in the disclosure of any trade secrets, customer-specific data or competitively sensitive information not otherwise required to be provided under this Agreement or the violation of any confidentiality obligation; provided, that Copper and Steel, as applicable, and their respective Subsidiaries shall use reasonable best efforts to provide an alternative means of disclosing or providing such information, and in the case of any confidentiality obligation, Copper or Steel, as applicable, shall, to the extent permitted by such confidentiality obligations, notify Copper or Steel, as applicable, if any such information that Copper or Steel, as applicable, has specifically identified and requested is being withheld as a result of any such obligation of confidentiality.

(e) Copper shall indemnify, defend and hold harmless Steel, HoldCo and their Subsidiaries, and their respective pre-Closing Representatives, from and against any losses and damages suffered or incurred by them in connection with the arrangement of the Debt Financing and any Additional Debt Financing, any information provided in connection therewith (other than arising from information provided by Steel, HoldCo and their Subsidiaries but including violations of the Confidentiality Agreement) and any misuse of the logos, names or trademarks of Steel or its Subsidiaries but only to the extent such loss or damage occurred solely as a result of the actions of Copper, any of its Subsidiaries or any of their respective pre-Closing Representatives. Copper shall promptly, upon reasonable written request by Steel, reimburse Steel and its Subsidiaries for all reasonable, documented out-of-pocket costs and expenses incurred by Steel or its Subsidiaries and their respective Representatives in connection with the cooperation and assistance contemplated by this Section 7.4 and for which Copper is responsible pursuant to this Section 7.4 and the Debt Letters and the agreements in respect of any Additional Debt Financing (including, to the extent incurred at the request or consent of Copper, professional fees and expenses of accountants, legal counsel and other advisors).

(f) Steel shall indemnify, defend and hold harmless Copper and its Subsidiaries, and their respective pre-Closing Representatives, from and against any losses and damages suffered or incurred by them in connection with the arrangement of the Debt Financing and any Additional Debt Financing, any information provided in connection therewith (other than arising from information provided by Copper and its Subsidiaries but including violations of the Confidentiality Agreement) and any misuse of the logos, names or trademarks of Copper or its Subsidiaries but only to the extent such loss or damage occurred solely as a result of the actions of Steel, HoldCo, any of their Subsidiaries or any of their respective pre-Closing Representatives. Steel shall promptly, upon reasonable written request by Copper, reimburse Copper and its Subsidiaries for all reasonable, documented out-of-pocket costs and expenses incurred by Copper or its Subsidiaries and their respective Representatives in connection with the cooperation and assistance contemplated by this Section 7.4 and for which Steel is responsible pursuant to this Section 7.4 and the Debt Letters and the agreements in respect of any Additional Debt Financing (including, to the extent incurred at the request or consent of Steel, professional fees and expenses of accountants, legal counsel and other advisors).

(g) Each of Copper and Steel hereby consent to the use of all of its and its Subsidiaries’ corporate logos, names and trademarks in connection with the Debt Financing and any Additional Debt Financing, provided, that such logos, names and trademarks are used solely in a manner that is not intended to or reasonably likely to harm or disparage Copper or Steel, as applicable, or any of their respective Subsidiaries or the reputation or goodwill of Copper or Steel, as applicable, or any of their respective Subsidiaries.

(h) Each of Copper and Steel acknowledges and agrees that (i) the obtaining of the Debt Financing or any Additional Debt Financing is not a condition to Closing and (ii) a breach of this Section 7.4 shall not constitute a material breach of Steel for purposes of Section 9.2(b) or a material breach of Copper for purposes of Section 9.3(b) unless (x) Copper or Steel, as applicable, has knowingly and willfully breached its obligations under the Section 7.4 and (y) such breach is the proximate cause of the Debt Financing not being consummated.

(i) Neither Copper or Steel, unless in each case mutually agreed, shall permit or consent to any amendment, replacement, supplement or modification to be made to the Commitment Letter; provided, that, for the avoidance of doubt, the termination of, or reduction of commitments under, the Commitment Letter pursuant to the terms thereof as in effect on the date hereof (including any amendment, modification or agreement to reflect such termination or reduction), including as a result of the consummation of the Consent Solicitations or a Substitute Debt Financing which, when taken together (including any remaining commitments under the Commitment Letter), will permit the transactions contemplated hereby, shall not be prohibited under this Section 7.4(i). For all purposes of this Agreement, references to the “Commitment Letter” shall include such document as permitted or required by this Section 7.4(i) to be amended, modified or waived, in each case from and after such amendment, modification or waiver.

(j) At the Closing, each of Copper and Steel shall pay or cause to be paid the amounts set forth in the payoff letters delivered pursuant to Section 7.4(c) to the accounts identified therein, including, for the avoidance of doubt, any amounts to repay any outstanding indebtedness to be repaid at the Closing.

SECTION 7.5 Consent Solicitation; Existing Note Offers.

(a) During the period from the date of this Agreement to the Closing Effective Time, Copper may commence and conduct one or more consent solicitations (each a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to solicit consent to amend, eliminate, or waive certain sections of any Existing Copper Indenture on such terms and conditions, including pricing terms, as mutually determined by Copper and Steel; provided, (i) Copper shall be responsible for the preparation of necessary documents in connection with each Consent Solicitation (the “Consent Solicitation Documents”), (ii) Copper shall consult with Steel and afford Steel a reasonable opportunity to review and comment on the Consent Solicitation Documents and will give reasonable and good faith consideration to the comments, if any, raised by Steel and (iii) Copper and Steel shall each be (or shall cause one or more of their respective Subsidiaries to be) responsible for the payment of fifty percent (50%) of all fees and expenses in connection with such Consent Solicitation, except for any such fees and expenses due at or following the Closing Date paid by HoldCo. In no event shall Copper or Steel pay, or agree to pay, any consent payments due to holders of the Existing Copper Notes or any solicitation agent fee due to the solicitation agent prior to the Closing Date without the prior written consent of the other party. The solicitation agent, information agent, depositary or other agent retained in connection with any Consent Solicitation will be mutually selected by Copper and Steel. The Consent Solicitations shall be conducted in compliance with any applicable provisions of the Existing Copper Indentures, as applicable, and the applicable global security governing the applicable series of Existing Copper Notes and with applicable Law, including applicable SEC rules and regulations. Steel shall, and shall cause Steel Subsidiaries to, use its reasonable best efforts to cause their respective Representatives to provide all cooperation reasonably requested by Copper in connection with any Consent Solicitation. Promptly following the expiration of a Consent Solicitation and subject to the receipt of any requisite consents, (i) Copper shall execute one or more supplemental indentures to the applicable Existing Copper Indentures governing each series of Existing Copper Notes subject to the applicable Consent Solicitation, in accordance with the terms of such Existing Copper Indenture and providing for the amendments contemplated in the Consent Solicitation Documents and (ii) use reasonable best efforts to cause the trustee under such Existing Copper Indenture to enter into such supplemental indentures; provided, however, that notwithstanding the fact that such supplemental indentures may become effective earlier, the proposed amendments set forth therein shall not become operative until the Closing Effective Time or such other time as both Copper and Steel may mutually determine. Copper shall use its reasonable best efforts to cause its counsel to provide all legal opinions customary or required in connection with the transactions contemplated by this section and shall deliver all such officer’s certificates customary or required in connection with such transactions.

(b) During the period from the date of this Agreement to the Closing Effective Time, Copper may commence one or more tender offers and/or exchange offers with respect to the Existing Copper Notes issued under any Existing Copper Indenture, on such terms and conditions, including pricing terms, as mutually determined by Copper and Steel (each an

“Existing Note Offer” and, collectively, the “Existing Note Offers”); provided, that (i) Copper shall be responsible for preparation of any necessary registration statement, offering document, offer to purchase, related letter of transmittal, supplemental indenture, to the extent applicable, and all other related documents in connection with such Existing Notes Offer (the “Existing Notes Offer Documents”), (ii) Steel shall, and shall use its reasonable best efforts to cause its Representatives to, in each case, provide all cooperation reasonably requested by Copper in connection with the Existing Note Offers, (iii) Copper shall (x) consult with Steel and afford Steel a reasonable opportunity to review and comment on the Existing Notes Offer Documents and (y) give reasonable and good faith consideration to the comments, if any, raised by Steel and (iv) Copper shall be responsible for the payment of all fees and expenses in connection with such Existing Note Offers. The terms and conditions mutually determined by Copper and Steel for any Existing Note Offer shall be in compliance with the applicable Existing Copper Indenture and any applicable Laws, including applicable SEC rules and regulations. The closing of an Existing Note Offer, if any, shall be expressly conditioned on the occurrence of the Closing Effective Time or such other time as both Copper and Steel may mutually determine and, in accordance with the terms of the applicable Existing Note Offer, Copper shall accept for purchase, and purchase, the Existing Copper Notes validly tendered and not validly withdrawn in any such Existing Note Offer, subject to the satisfaction of the applicable conditions thereof.

(c) During the period from the date of this Agreement to the Closing Effective Time, Steel or Copper may choose to replace, renew or refinance their respective notes (each a “Note Refinancing”); provided, that (i) each party shall be responsible for preparation of any necessary registration statement, offering document, indenture and all other related documents in connection with such party’s Note Refinancing (the “Note Refinancing Documents”), (ii) Copper and Steel shall each, and shall each use its reasonable best efforts to cause its Representatives to, in each case, provide all cooperation reasonably requested by the other party in connection with the Note Refinancing, (iii) each of Copper and Steel shall (x) consult with the other party, as applicable, and afford such party a reasonable opportunity to review and comment on the Note Refinancing Documents and (y) give reasonable and good faith consideration to the comments, if any, raised by such party and (iv) each party shall be responsible for the payment of all fees and expenses in connection with their respective Note Refinancing. The terms and conditions for any Note Refinancing shall be in compliance with the applicable Existing Copper Indentures or Existing Steel Indentures, as applicable, and any applicable Laws, including applicable SEC rules and regulations.

(d) Notwithstanding anything contained in this Agreement to the contrary, each of Copper and Steel expressly acknowledge and agree that neither Copper’s or Steel’s obligations hereunder are conditioned in any manner upon Copper making on consummating a successful Existing Note Offer or Consent Solicitation.

ARTICLE VIII

ADDITIONAL AGREEMENTS

SECTION 8.1 Preparation of the Form S-4 and the Proxy Statement/Prospectus; Steel Stockholders Meeting. (a) As soon as practicable following the date of this Agreement, Steel shall prepare and cause HoldCo to file with the SEC the Form S-4, in which the Proxy Statement/Prospectus shall be included as a prospectus. Copper and Steel shall cooperate fully with each other in the preparation of the Form S-4 and the Proxy Statement/Prospectus and shall furnish each other with all information reasonably requested by the other for inclusion therein. Copper and Steel shall each be (or shall cause one or more of their respective Subsidiaries to be) responsible for the payment of fifty percent (50%) of all fees and expenses in connection with the preparation of the Form S-4, and any and all amendments and supplements thereto, and its filing with the SEC and the mailing of the Proxy Statement/Prospectus. Each of Copper, Steel and HoldCo shall use reasonable best efforts to have the Form S-4 declared effective under the Securities Act as promptly as practicable after such filing and to keep the Form S-4 effective so long as necessary to consummate the Mergers. Steel and HoldCo shall, as promptly as practicable after receipt thereof, provide to Copper copies of any written comments and advise Copper of any oral comments, with respect to the Proxy Statement/Prospectus received from the SEC, and coordinate on the preparation of written responses with respect thereto. Copper and Steel shall cooperate and each have a reasonable opportunity to review and comment on any amendment or supplement to the Form S-4 prior to filing such with the SEC, and with a copy of all such filings made with the SEC. Notwithstanding any other provision herein to the contrary, no amendment or supplement (including by incorporation by reference) to the Proxy Statement/Prospectus or the Form S-4 shall be made without the approval of both Copper and Steel, which approval shall not be unreasonably withheld, conditioned or delayed; provided, that with respect to documents filed by a party that are incorporated by reference in the Form S-4 or Proxy Statement/Prospectus, this right of approval shall apply only with respect to information relating to the other party or its business, financial condition or results of operations, or the combined entity; and provided, further, that this approval right shall not apply with respect to information relating to a Steel Recommendation Change.

(b) Copper, on behalf of HoldCo, shall use reasonable best efforts to cause the Proxy Statement/Prospectus to be mailed to Copper’s unitholders as promptly as practicable after the Form S-4 is declared effective under the Securities Act. Steel shall use reasonable best efforts to cause the Proxy Statement/Prospectus to be mailed to Steel’s stockholders as promptly as practicable after the Form S-4 is declared effective under the Securities Act. Each party shall advise each other party promptly after it receives notice thereof, of the time when the Form S-4 has become effective or any supplement or amendment has been filed, the issuance of any stop order, or any request by the SEC for amendment of the Proxy Statement/Prospectus or the Form S-4 or comments thereon and responses thereto or requests by the SEC for additional information. If at any time prior to the Closing Effective Time any information relating to Copper, Steel, HoldCo or any of their respective Affiliates, officers or directors, should be discovered by Copper, Steel or HoldCo that should be set forth in an amendment or supplement to any of the Form S-4 or the Proxy Statement/Prospectus, so that any of such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by law, disseminated to the stockholders of Steel. The foregoing actions are subject to compliance with Applicable Law and the other terms of this Agreement.

(c) Steel shall, as promptly as practicable after the Form S-4 is declared effective under the Securities Act, duly give notice of, convene and hold, a meeting of its stockholders (the “Steel Stockholders Meeting”) in accordance with the DGCL for the purpose of obtaining the Steel Stockholder Approval and shall, subject to the provisions of Section 7.2(b), through the Steel Board, recommend to its stockholders the adoption of this Agreement. Steel may only postpone or adjourn the Steel Stockholders Meeting (i) to solicit additional proxies for the purpose of obtaining the Steel Stockholder Approval, (ii) for the absence of a quorum, and (iii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that Steel has determined after consultation with outside legal counsel is reasonably likely to be required under Applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by stockholders of Steel prior to the Steel Stockholders Meeting; provided, however, that Steel shall postpone or adjourn the Steel Stockholders Meeting up to two (2) times for up to thirty days each time upon the mutual decision of Steel and Copper, each acting reasonably.

(d) Steel shall use reasonable best efforts to hold the Steel Stockholders Meeting as soon as reasonably practicable after the date of this Agreement.

(e) The only matters to be voted upon at the Steel Stockholders Meeting are (i) the Steel Merger, (ii) compensatory arrangements between Steel and its executive officers relating to the Steel Merger (on a non-binding, advisory basis) (iii) any adjournment or postponement of the Steel Stockholders Meeting, and (iv) any other matters (I) as are required by Applicable Law or (II) mutually agreed by Steel and Copper, of the type customarily brought before a meeting of stockholders in connection with approval of this Agreement and the transactions contemplated by this Agreement.

SECTION 8.2 Access to Information; Confidentiality. Subject to the Confidentiality Agreement and subject to Applicable Law, upon reasonable notice, each of Copper and Steel shall, and shall cause each of its respective Subsidiaries to, afford to the other party and to the officers, employees and Representatives of such other party, reasonable access, during normal business hours during the period from the date of this Agreement to the Closing Effective Time, to all their respective properties, facilities, books, contracts, commitments, personnel and records (provided, that such access shall not unreasonably interfere with the business or operations of such party) (provided, further, that, unless by prior mutual written consent of Copper and Steel, which shall not be unreasonably withheld, no invasive testing or sampling of environmental media or building materials may be conducted), and during such period, each of Copper and Steel shall, and shall cause each of its respective Subsidiaries to, furnish promptly to the other party all information concerning its business, properties and personnel as such other party may reasonably request; provided, that the foregoing shall not require Steel or Copper to disclose any information pursuant to this Section 8.2 to the extent that (i) such disclosure contravenes any Applicable Law or order, (ii) in the reasonable good faith judgment of such party, the information is subject to confidentiality obligations to a third party or (iii) disclosure of any such information or document would result in the loss of attorney-client privilege, attorney work product or other relevant legal privilege; provided, further, that, with respect to the foregoing clauses (i) through (iii), Steel or Copper, as applicable, shall use its commercially reasonable efforts to (A) obtain the required consent of any third party necessary to provide such disclosure, (B) develop an alternative to providing such information so as to address such matters that is reasonably acceptable to the other party and (C) utilize the procedures of a joint defense agreement or implement such other techniques if the parties determine that doing so would reasonably permit the disclosure of such information without violating Applicable Law or jeopardizing such privilege. No review pursuant to this Section 8.2 shall affect any representation or warranty given by the other party hereto. Each of Copper and Steel shall hold, and shall cause its respective controlled Affiliates, officers, employees and Representatives to hold, any nonpublic information in accordance with the terms of the Confidentiality Agreement.

SECTION 8.3 Reasonable Best Efforts. (a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Mergers and the other transactions contemplated by this Agreement, including (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities, including any required action or non-action under the HSR Act and any other Antitrust Laws set forth on Section 5.2(c)(A) of the Copper Disclosure Letter and Section 4.2(c)(A) of the Steel Disclosure Letter (the “Required Consents”) prior to the Closing Effective Time, and the making of all necessary registrations and filings and the taking of all steps as may be necessary to obtain a Required Consent from, or to avoid an action or proceeding by, any Governmental Entity, (ii) the obtaining of all necessary consents, approvals or waivers, and any necessary or appropriate financing arrangements, from third parties, (iii) except insofar as Copper and Steel may otherwise agree, the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated by this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed, (iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement and (v) refraining from taking any action that would reasonably be expected to impede, interfere with, prevent or materially delay the consummation of the Mergers. In furtherance and not in limitation of the foregoing, each party hereto agrees to make (i) an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated hereby as promptly as practicable and in any event within ten (10) Business Days of the date of this Agreement, (ii) appropriate filings, if any are required, pursuant to any other Antitrust Laws set forth on Section 5.2(c)(A) of the Copper Disclosure Letter and Section 4.2(c)(A) of the Steel Disclosure Letter as promptly as practicable and (iii) all other necessary filings with other Governmental Entities relating to the Merger, and, in each case, to supply as promptly as practicable any additional information and documentary material that may be formally or informally requested pursuant to laws by such authorities, including Antitrust Laws, such as a “Second Request” under the HSR Act, and to use reasonable best efforts to cause the expiration or termination of any applicable waiting periods under the HSR Act and any other Antitrust Laws set forth on Section 5.2(c)(A) of the Copper Disclosure Letter and Section 4.2(c)(A) of the Steel Disclosure Letter and the receipt of the Required Consents as soon as practicable. In furtherance and not in limitation of the foregoing, the parties shall use its reasonable best efforts to certify substantial compliance with any “Second Request” pursuant to the HSR Act as promptly as practicable, but in no event later than 6 months from the date of signing.

(b) The parties shall jointly develop, and each of the parties shall consult and cooperate in all respects with one another, and consider in good faith the views of one another, in connection with the form and content any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party, hereto in connection with proceedings under or relating to the HSR Act or any other Antitrust Laws set forth on Section 5.2(c)(A) of the Copper Disclosure Letter and Section 4.2(c)(A) of the Steel Disclosure Letter prior to their submission. Each of the parties shall (i) promptly notify the other party of any communication, inquiry or investigation received by that party from, or given by it to, any Governmental Entity and, subject to Applicable Law, permit the other party to review in advance any proposed communication to any such Governmental Entity and incorporate the other party’s reasonable comments, (ii) not agree to participate in any material or substantive meeting or discussion with any such Governmental Entity in respect of any filing, investigation or inquiry concerning this Agreement or the Mergers unless, to the extent reasonably practicable, it consults with the other party in advance and, to the extent permitted by such Governmental Entity, gives the other party the opportunity to attend and participate therein, and (iii) promptly furnish the other party with copies of all material or substantive correspondence, filings and written communications between them and their Affiliates and their respective officers, directors, employees and Representatives, on one hand, and any such Governmental Entity or its respective staff on the other hand, with respect to this Agreement and the Mergers in order for such other party to meaningfully consult and participate in accordance with the preceding clauses (i) and (ii), provided, that materials furnished pursuant to this Section 8.3(b) may be redacted as necessary to address reasonable attorney-client or other privilege or confidentiality concerns.

(c) Subject to the last sentence of this Section 8.3(c), the parties shall jointly develop, and each of the parties shall consult and cooperate with one another, and consider in good faith the views of one another, with respect to (i) the strategy, timing and form for obtaining any necessary approval of, for responding to any request from, inquiry or investigation by, or execution of any remedy required by, any Governmental Entity that has authority to enforce the HSR Act or any other Antitrust Laws set forth on Section 5.2(c)(A) of the Copper Disclosure Letter and Section 4.2(c)(A) of the Steel Disclosure Letter or any other Applicable Law related to any other Required Consent (including directing the timing, nature and substance of all such responses, including any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party in connection with the subject matter of this Section 8.3), and (ii) the defense and settlement of any Action brought by or before any Governmental Entity that has authority to enforce the HSR Act or any other Antitrust Laws set forth on Section 5.2(c)(A) of the Copper Disclosure Letter and Section 4.2(c)(A) of the Steel Disclosure Letter; provided, however, that in the event of any disagreement between the parties with respect to the matters described in the foregoing clause (i) or (ii), the General Counsel (or equivalent) of Copper and the General Counsel (or equivalent) of Steel shall seek to resolve such disagreement reasonably and in good faith; provided, that if the General Counsels (or such equivalents) of the parties cannot resolve any such disagreement, the Chief Financial Officer of Copper and the Chief Financial Officer of Steel shall seek to resolve such disagreement reasonably and in good faith; provided, further, that if the Chief Financial Officers of the parties cannot resolve any such disagreement, the Chief Executive Officer of Copper and the Chief Executive Officer of Steel shall resolve such disagreement reasonably and in good faith.

SECTION 8.4 Indemnification, Exculpation and Insurance. (a) From and after the Closing Effective Time, HoldCo shall indemnify and hold harmless each individual who is as of the date of this Agreement, or who becomes prior to the Closing Effective Time, a director or officer of Copper or the Copper General Partner or Steel or any of their Subsidiaries or who is as of the date of this Agreement, or who thereafter commences prior to the Closing Effective Time, serving at the request of Copper or Steel, as applicable, or any of their respective Subsidiaries as a director or officer of another Person (the “Indemnified Parties”), against all claims, losses, liabilities, damages, judgments, inquiries, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements, incurred in connection with any claim, Action, suit or proceeding, whether civil, criminal, administrative or investigative (including with respect to matters existing or occurring at or prior to the Closing Effective Time (including this Agreement and the transactions and actions contemplated hereby)), arising out of or pertaining to the fact that the Indemnified Party is or was an officer or director of Copper or the Copper General Partner or Steel, as applicable, or any of their respective Subsidiaries or is or was serving at the request of Copper or Steel, as applicable, or any of their respective Subsidiaries as a director, officer or employee of another Person or in respect of any acts or omissions in their capacities as such directors, officers or employees occurring prior to the Closing Effective Time, whether asserted or claimed prior to, at or after the Closing Effective Time, to the same extent as such Indemnified Parties are indemnified as of the date of this Agreement by Copper pursuant to the Copper Partnership Agreement or the governing or organizational documents of any Subsidiary of Copper or the Copper General Partner, or by Steel pursuant to the Steel Certificate of Incorporation, the By-laws of Steel or the governing organizational documents of any Subsidiary of Steel, as applicable, or any indemnification agreements in existence as of the date of this Agreement. In the event of any such claim, Action, suit or proceeding, (i) each Indemnified Party will be entitled to advancement of expenses incurred in the defense of any such claim, Action, suit or proceeding from HoldCo to the same extent as such Indemnified Parties are entitled to advance of expenses as of the date of this Agreement by Copper pursuant to the Copper Partnership Agreement or the governing or organizational documents of any Subsidiary of Copper or the Copper General Partner, or by Steel pursuant to the Steel Certificate of Incorporation, the By-laws of Steel or the governing or organizational documents of any Subsidiary of Steel, as applicable, and any indemnification agreements in existence as of the date of this Agreement; provided, that any Person to whom expenses are advanced provides an undertaking, if and only to the extent required by the DGCL, the Copper Partnership Agreement or the Certificate of Incorporation or By-laws of the Copper General Partner, or the Steel Certificate of Incorporation or the By-laws of Steel, as applicable, and any indemnification agreements in existence as of the date of this Agreement, to repay such advances if it is ultimately determined that such Person is not entitled to indemnification and (ii) HoldCo shall, and shall cause its Subsidiaries to, cooperate in the defense of any such matter. In the event that HoldCo or Copper Surviving Entity or any of their respective successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, HoldCo or Copper Surviving Entity, as applicable, shall cause proper provision to be made so that the successors and assigns of HoldCo or Copper Surviving Entity, as applicable, assume the obligations set forth in this Section 8.4.

(b) For a period of six (6) years from and after the Closing Effective Time, HoldCo shall either cause to be maintained in effect the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by Copper or Steel or any of their Subsidiaries or provide substitute polices for not less than the existing coverage and have other terms not less favorable to the insured persons with respect to claims arising from facts or events that occurred on or before the Closing Effective Time, except that in no event shall HoldCo be required to pay with respect to such insurance policies (or substitute insurance policies) (i) of Copper in respect of any one policy year more than 300% of the annual premium payable by Copper for such insurance for the prior twelve (12) months (the “Copper Maximum Amount”), and if HoldCo is unable to obtain the insurance required by this Section 8.4 it shall obtain as much comparable insurance as possible for the years within such six-year period for an annual premium equal to the Copper Maximum Amount, in respect of each policy year within such period; provided, that in lieu of the foregoing, Copper may obtain at or prior to the Closing Effective Time a six-year “tail” policy under Copper’s existing directors and officers insurance policy providing equivalent coverage to that described in the preceding sentence if and to the extent that the same may be obtained for an aggregate amount that does not exceed the Copper Maximum Amount, or (ii) of Steel in respect of any one policy year more than 300% of the annual premium payable by Steel for such insurance for the prior twelve (12) months (the “Steel Maximum Amount”), and if HoldCo is unable to obtain the insurance required by this Section 8.4 it shall obtain as much comparable insurance as possible for the years within such six-year period for an annual premium equal to the Steel Maximum Amount, in respect of each policy year within such period; provided, that in lieu of the foregoing, Steel may obtain at or prior to the Closing Effective Time a six-year “tail” policy under Steel’s existing directors and officers insurance policy providing equivalent coverage to that described in the preceding sentence if and to the extent that the same may be obtained for an aggregate amount that does not exceed the Steel Maximum Amount.

(c) The provisions of this Section 8.4 (i) shall survive consummation of the Mergers, (ii) are intended to be for the benefit of, and will be enforceable by, each indemnified or insured party (including the Indemnified Parties), his or her heirs and his or her representatives, and (iii) are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by contract or otherwise.

SECTION 8.5 Fees and Expenses. Except as set forth in this Section 8.5, Section 7.5, Section 8.1 and in Section 10.2, all fees and expenses incurred in connection with the Merger, this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses, whether or not the Mergers are consummated, except that each of Copper and Steel shall bear and pay one-half of the costs and expenses (other than the fees and expenses of each party’s attorneys and accountants, which shall be borne by the party incurring such expenses) incurred by the parties hereto in connection with the filings of the premerger notification and report forms under the HSR Act and any filings under other Antitrust Laws set forth on Section 5.2(c)(A) of the Copper Disclosure Letter and Section 4.2(c)(A) of the Steel Disclosure Letter.

SECTION 8.6 Public Announcements. Copper and Steel shall consult with each other before directly or indirectly issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and shall not directly or indirectly issue any such press release or make any such public statement without the prior consent of the other, such consent not to be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, (a) any such press release or public statement as may be required by Applicable Law or any listing agreement with any national securities exchange may be issued without the other party’s consent if the party making the release or statement has used its reasonable best efforts to consult with the other party and (b) the first sentence of this Section 8.6 shall not apply (i) with respect to a Steel Recommendation Change (or any responses thereto) or any communication permitted pursuant to Section 7.2(d), (ii) to any disclosure of information concerning this Agreement in connection with any dispute between the parties regarding this Agreement, (iii) in respect of any such content that has been previously consented to by the other party, or otherwise exempted from this Section 8.6, to the extent replicated in whole or in party in any subsequent press release or other announcement, and (iv) to any public statement regarding the transactions contemplated hereby in response to questions from the press, analysts, investors or those attending industry conferences, or to internal announcements to employees, so long as such statements are not inconsistent with previous press releases, public disclosures or public statements made jointly by the parties and otherwise in compliance with this Section 8.6 and do not reveal material nonpublic information regarding this Agreement or the transactions contemplated hereby.

SECTION 8.7 Agreed Exchange Listing; Deregistration. Steel, with cooperation from Copper, shall use reasonable best efforts to cause the HoldCo Common Stock issuable under Article III to be approved for listing on the Agreed Exchange, subject to official notice of issuance, as promptly as practicable after the date of this Agreement, and in any event prior to the Closing Date. Each of Steel and Copper shall use reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary to enable the deregistration of the Steel Common Stock and Copper Units under the Exchange Act as promptly as practicable after the Closing Date (and in no event no more than ten (10) days after the Closing Date).

SECTION 8.8 Tax Matters.

(a) Tax Treatment. For United States federal income Tax purposes, the parties intend that (i) the Steel Merger qualify as a “reorganization” within the meaning of Section 368(a)(1)(A) of the Code (and not Section 368(a)(1)(F) of the Code) with respect to which the holders of Steel Common Stock shall not recognize any gain or loss in the exchange of shares of Steel Common Stock for shares of HoldCo Common Stock and cash in lieu of fractional shares, other than with respect to the receipt of cash in lieu of fractional shares and potentially under Section 897 of the Code, and accordingly, Steel shall not be required to recognize a material amount of gain as a result of the Steel Merger (the “Steel Tax Treatment”), (ii) (A) the Copper First Merger taken together with the Steel Merger will qualify as an “interest over” exchange of Copper Units for shares of HoldCo Common Stock and cash in lieu of fractional shares, in accordance with the principles of Revenue Ruling 84-111, 1984-2 C.B. 88, Situation 3, in a transaction governed by Section 351 of the Code with respect to which such holders of Copper Units shall recognize no gain except with respect to such cash in lieu of fractional shares and potentially under Section 357(c) of the Code, Section 864(c)(8), and/or Section 897 of the Code and (B) the Copper Second Merger shall be treated as a distribution in liquidation of Copper pursuant to Section 731 of the Code (clause (A) and clause (B), collectively, the “Copper Tax Treatment”), and (iii) by virtue of the Mergers and related consequences under the relevant governing documentation and/or any Safe Harbored Consent Solicitation, the Tax Indebtedness will not undergo a “significant modification” within the meaning of Treasury Regulations Section 1.1001-3 (the “Debt Tax Treatment”).

(b) Tax Actions and Reporting. Each of Copper and Steel shall and shall cause their respective Subsidiaries and Affiliates to use reasonable best efforts to (a) cause the Steel Merger to qualify for the Steel Tax Treatment, (b) cause the Copper Mergers to qualify for the Copper Tax Treatment, and (c) deliver or cause to be delivered officers’ certificates containing all reasonably requested representations in connection with the delivery of any Tax opinions of counsel, whether or not required in connection with any public document. The parties shall report the Mergers in a manner consistent with the Steel Tax Treatment and the Copper Tax Treatment except as otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code. From and after the date hereof through the Closing, and following the Closing, neither Steel nor Copper shall take or knowingly fail to take any action (and shall cause their Subsidiaries and Affiliates not to take or knowingly fail to take any action) that prevents or impedes, or could reasonably be expected to prevent or impede, the transactions from qualifying for the Steel Tax Treatment or the Copper Tax Treatment.

(c) Preparation of Tax Returns. HoldCo shall timely prepare or cause to be timely prepared the U.S. federal and applicable state and local income Tax Returns, the income shown on which is required to be included on Tax Returns of the unitholders of Copper on a “pass-through” basis, for the taxable year of Copper ending on the Closing Date. Such Tax Returns shall be prepared in a manner consistent with the past practice of Copper and its Subsidiaries in filing such Tax Returns, except to the extent otherwise required by Applicable Law. No later than forty-five (45) days prior to filing such Tax Returns (or, if such Tax Return is due, taking into account extensions, within ninety (90) days of the Closing Date, as soon as reasonably practicable prior to the due date thereof), HoldCo shall deliver copies of such Tax Returns to those directors of the HoldCo Board designated by Copper for their review and comment, and HoldCo shall reflect any reasonable comments received from such directors (which comments shall be provided collectively by such directors based on the decision of a majority of such directors) in writing at least ten (10) days prior to the due date (taking into account extensions) of such Tax Returns. The parties shall file all Tax Returns consistent with the Steel Tax Treatment, the Copper Tax Treatment, and the Debt Tax Treatment, and not take any position, absent a “determination,” within the meaning of Section 1313(a) of the Code, to the contrary.

SECTION 8.9 Takeover Statutes. If any Takeover Law or similar statute or regulation is or may become applicable to the transactions contemplated by this Agreement, each of the parties hereto and its respective Board of Directors shall (i) grant such approvals and take all such actions as are legally permissible so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and (ii) otherwise act to eliminate or minimize the effects of any such Takeover Law on the transactions contemplated hereby.

SECTION 8.10 Employee Benefits. (a) The following provisions shall apply with respect to the compensation and benefits to be provided to Employees who remain employed following the Closing Effective Time:

(i) From and after the Closing Effective Time, HoldCo shall assume and honor in accordance with their terms (including terms relating to the amendment or termination thereof) all Copper Benefit Plans and Steel Benefit Plans (including, and in accordance with the terms thereof, the plans identified on Section 8.10(a)(i) of the Copper Disclosure Letter and Section 8.10(a)(i) of the Steel Disclosure Letter). For all purposes under the employee benefit plans of HoldCo and its Affiliates providing benefits to any current or former employee of Copper or Steel or any of their respective Affiliates (collectively, the “Employees”) after the Closing Effective Time (the “New Plans”), and subject to Applicable Law and obligations under applicable Labor Agreements, each

Employee shall be credited with his or her years of service with Copper or Steel or any of their respective Affiliates, as the case may be, before the Closing Effective Time, to the same extent and for the same purpose as such Employee was entitled, before the Closing Effective Time, to credit for such service under any similar Copper Benefit Plans or Steel Benefit Plans, as applicable, except to the extent such credit would result in a duplication of benefits and except with respect to defined benefit pension plans and equity-based or other incentive compensation. In addition, and without limiting the generality of the foregoing, and subject to Applicable Law and obligations under applicable Labor Agreements, and subject to commercially reasonable efforts: (i) each Employee shall be immediately eligible to participate, without any waiting time, in any and all New Plans which are welfare benefit plans to the extent coverage under such New Plan replaces coverage under a comparable Copper Benefit Plan or Steel Benefit Plan, as applicable, in which such Employee participated immediately before the Closing Effective Time (such plans, collectively, the “Old Plans”); and (ii) for purposes of each New Plan providing medical, dental, pharmaceutical or vision benefits to any Employee, HoldCo shall use commercially reasonable efforts to cause all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such Employee and his or her covered dependents, and HoldCo shall use commercially reasonable efforts to cause any eligible expenses incurred by such Employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such Employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan. Notwithstanding anything in this Agreement to the contrary, the terms and conditions of employment for any Employees covered by a Labor Agreement shall be governed by the applicable Labor Agreement until the expiration, modification or termination of such Labor Agreement in accordance with its terms or Applicable Law.

(ii) Without limiting the generality of clause (i), above, except as otherwise expressly set forth herein, and subject to Applicable Law and any obligations under any Labor Agreement, Copper and Steel agree that, during any Employee’s period of employment with HoldCo or its Subsidiaries following the Closing Effective Time and for the period beginning at the Closing Effective Time and ending on the twelve (12) month anniversary of the Closing Effective Time, (1) the base salaries or wage rates of the Employees shall not be reduced, from those in effect as of immediately prior to the Closing Effective Time, (2) the target incentive compensation opportunities (including equity-based incentives) of the Employees shall not be reduced from those in effect as of immediately prior to the Closing Effective Time, (3) (I) each Copper Employee shall be provided employee benefits (excluding defined benefit plans, nonqualified deferred compensation plans and retiree welfare plans (“Excluded Benefits”)) that are substantially similar in the aggregate to either those provided to such Copper Employee immediately before the Closing Effective Time or those provided from time to time to similarly situated Steel Employees, and (II) each Steel Employee shall be provided employee benefits (excluding the Excluded Benefits) that are substantially similar in the aggregate to either those provided to such Steel Employee immediately before the Closing Effective Time or those provided from time to time to similarly situated Copper Employees, and (4) any

Employee who experiences a qualifying termination of employment by HoldCo shall be eligible to receive the severance payments and benefits set forth on Section 8.10(a)(ii) of the Copper Disclosure Letter or the Steel Disclosure Letter, as the case may be, on the terms set forth therein.

(b) It is acknowledged and agreed that the consummation of the transactions contemplated by this Agreement will constitute a “change of control” (or “change in control” or transaction of similar import) for purposes of the compensation and benefits arrangements identified on Section 8.10(b) of the Copper Disclosure Letter or the Steel Disclosure Letter, as the case may be.

(c) Nothing contained in this Section 8.10 shall (i) be construed to establish, amend, or modify any Copper Benefit Plan, Steel Benefit Plan, or other benefit or compensation plan, program, agreement, contract, policy or arrangement, (ii) limit the ability of HoldCo, Copper or Steel or any of their Subsidiaries or Affiliates to amend, modify or terminate any benefit or compensation plan, program, agreement, contract, policy or arrangement at any time assumed, established, sponsored or maintained by any of them, (iii) create any third-party beneficiary rights or obligations in any Person (including any Employee) other than the parties to this Agreement or any right to employment or continued employment or to a particular term or condition of employment with HoldCo, Copper or Steel or any of their Subsidiaries, or any of their respective Affiliates, or (iv) limit the right of HoldCo, Copper or Steel (or any of their Subsidiaries) to terminate the employment or service of any employee or other service provider following the Closing Date at any time and for any or no reason.

SECTION 8.11 Section 16(b). HoldCo, Copper and Steel shall each take all such steps as are reasonably necessary to cause the transactions contemplated by this Agreement and any other dispositions of Equity Securities of Copper or Steel (including derivative securities) or acquisitions of Equity Securities of HoldCo (including derivative securities) in connection herewith by any individual who (a) is a director or officer of Copper or the Copper General Partner or of Steel or (b) at the Closing Effective Time, will become a director or officer of HoldCo or otherwise subject to the reporting requirements of Section 16 of the Exchange Act, in each case, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

SECTION 8.12 Certain Litigation. Each party shall promptly advise the other party of any litigation commenced after the date hereof against such party or any of its directors (in their capacity as such) by any unitholders or stockholders of such party (on their own behalf or on behalf of such party) relating to this Agreement or the transactions contemplated hereby, and shall keep the other party reasonably informed regarding any such litigation. Such party shall give the other party the opportunity to participate in (but not control) the defense or settlement of any such unitholder or stockholder litigation, and no such settlement shall be agreed to without the other party’s prior consent (which consent shall not be unreasonably withheld, conditioned or delayed).

SECTION 8.13 Pre-Merger Special Dividend. On the date that is one (1) Business Day prior to the Closing Date, the Steel Board shall, subject to Applicable Law and the Steel Certificate of Incorporation and the By-laws of Steel, declare a special cash dividend per share of Steel Common Stock (any such dividend, the “Pre-Merger Special Dividend”), and set the record date and payment date for such Pre-Merger Special Dividend; provided, that the record date for such Pre-Merger Special Dividend shall be one (1) Business Day immediately prior to the Closing Date; provided, further, that the payment of the Pre-Merger Special Dividend shall be contingent on the consummation of the Mergers. The amount of the Pre-Merger Special Dividend per share of Steel Common Stock shall be an amount equal to (A) $1.00 plus (B) the product (rounded up to the nearest whole cent) of (i) the Steel Exchange Ratio and (ii) the aggregate amount of distributions per unit declared or paid by Copper with respect to a Copper Unit with a record date following the date of this Agreement and prior to the Closing Effective Time (subject to (i) customary adjustments for any stock dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares or similar event following the date of this Agreement and (ii) any adjustment required pursuant to Section 3.3).

ARTICLE IX

CONDITIONS PRECEDENT

SECTION 9.1 Conditions to Each Party’s Obligation to Effect the Merger. The respective obligation of each party to effect the Mergers is subject to the satisfaction or waiver in whole or in part, (to the extent permitted by Applicable Law) on or prior to the Closing Date of the following conditions:

(a) Stockholder Approval. The Steel Stockholder Approval shall have been obtained.

(b) Antitrust Laws. The waiting period (and any extension thereof or any timing agreements, understandings or commitments obtained by request or other action of the U.S. Federal Trade Commission or the U.S. Department of Justice, as applicable) applicable to the Mergers under the HSR Act shall have been terminated or expired, and the waiting period (and any extension thereof or any timing agreements, understandings or commitments obtained by request or other action of an Governmental Entity, as applicable) or any consents, authorizations or approvals applicable to the Mergers under any other Antitrust Laws set forth on Section 5.2(c)(A) of the Copper Disclosure Letter and Section 4.2(c)(A) of the Steel Disclosure Letter shall have been terminated, expired or obtained.

(c) No Injunctions or Restraints. No judgment, order, decree, statute, law, ordinance, rule or regulation, entered, enacted, promulgated, enforced or issued by any court or other Governmental Entity of competent jurisdiction or other legal restraint or prohibition (collectively, “Restraints”) shall be in effect preventing the consummation of the Steel Merger, the Copper Mergers or the Pre-Merger Special Dividend.

(d) Form S-4. The Form S-4 shall have become effective under the Securities Act prior to the mailing of the Proxy Statement/Prospectus by Steel to its stockholders and Copper to its unitholders, and no stop order or proceedings seeking a stop order shall be threatened by the SEC or shall have been initiated by the SEC.

(e) Agreed Exchange Listing. The shares of HoldCo Common Stock issuable to the unitholders of Copper and the stockholders of Steel as contemplated by Article III shall have been approved for listing on the Agreed Exchange, subject to official notice of issuance.

SECTION 9.2 Conditions to Obligations of Copper. The obligation of Copper to effect the Copper Mergers is further subject to satisfaction or waiver of the following conditions:

(a) Representations and Warranties. (i) The representations and warranties of Steel contained in Section 4.3(a) (Capitalization) and Section 4.3(b) (No Other Equity Securities) shall be true and correct as of the Closing Date as though made on the Closing Date (except that to the extent such representations and warranties relate to a specific date or the date of this Agreement, in which case such representations and warranties shall be true and correct as of such date), except that any inaccuracies in such representations and warranties that are in the aggregate de minimis in nature will be disregarded; (ii) the representations and warranties of Steel contained in Section 4.1 (Organization, Standing and Corporation Power) (excluding the final sentence thereof), Section 4.2(a) (Corporate Authority), Section 4.3(c) (Agreements with Respect to Steel Equity Securities), Section 4.13 (Voting Requirements), Section 4.21 (Opinion of Financial Advisor) and Section 4.22 (Brokers) and the representations and warranties of HoldCo and Copper Merger Sub contained in Article VI (x) that are qualified by “materiality” or “Material Adverse Effect” shall be true and correct as of the Closing Date as though made on the Closing Date (except to the extent such representations and warranties relate to a specific date or the date of this Agreement, in which case such representations and warranties shall be true and correct as of such date) and (y) that are not qualified by “materiality” or “Material Adverse Effect” shall be true and correct in all material respects as of the Closing Date as though made on the Closing Date (except to the extent such representations and warranties relate to a specific date or the date of this Agreement, in which case such representations and warranties shall be true and correct in all material respects as of such date); (iii) the representations and warranties of Steel contained in Section 4.7(b) (No Material Adverse Effect) shall be true and correct as of the Closing Date as though made on the Closing Date; and (iv) each of the representations and warranties of Steel contained in this Agreement (other than those contained in the sections set forth in the preceding clauses (i) through (iii)) (without giving effect to any limitation as to “materiality”, “Material Adverse Effect” or any provisions contained therein relating to preventing or materially delaying the consummation of any of the transactions contemplated hereby set forth therein) shall be true and correct as of the Closing Date as though made on the Closing Date (except to the extent such representations and warranties expressly relate to a specific date or the date of this Agreement, in which case such representations and warranties shall be true and correct as of such date), except where the failure to be so true and correct does not have, and would not reasonably be expected to have, individually or in the aggregate with respect to all such failures, a Material Adverse Effect on Steel.

(b) Performance of Obligations of Steel. Steel shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

(c) Officer’s Certificate. Copper shall have received an officer’s certificate duly executed by the Chief Executive Officer or the Chief Financial Officer of Steel to the effect that the conditions set forth in Sections 9.2(a) and 9.2(b) have been satisfied.

SECTION 9.3 Conditions to Obligations of Steel. The obligation of Steel to effect the Steel Merger is further subject to satisfaction or waiver of the following conditions:

(a) Representations and Warranties. (i) The representations and warranties of Copper contained in Section 5.3(a) (Capitalization) and Section 5.3(b) (No Other Equity Securities) shall be true and correct as of the Closing Date as though made on the Closing Date (except that to the extent such representations and warranties relate to a specific date or the date of this Agreement, in which case such representations and warranties shall be true and correct as of such date), except that any inaccuracies in such representations and warranties that are in the aggregate de minimis in nature will be disregarded; (ii) the representations and warranties of Copper contained in Section 5.1 (Organization, Standing and Corporation Power) (excluding the final sentence thereof), Section 5.2(a) (Corporate Authority), Section 5.3(c) (Agreements with Respect to Copper Equity Securities), Section 5.13 (Voting Requirements), Section 5.21 (Opinion of Financial Advisor) and Section 5.22 (Brokers) (x) that are qualified by “materiality” or “Material Adverse Effect” shall be true and correct as of the Closing Date as though made on the Closing Date (except to the extent such representations and warranties relate to a specific date or the date of this Agreement, in which case such representations and warranties shall be true and correct as of such date) and (y) that are not qualified by “materiality” or “Material Adverse Effect” shall be true and correct in all material respects as of the Closing Date as though made on the Closing Date (except to the extent such representations and warranties relate to a specific date or the date of this Agreement, in which case such representations and warranties shall be true and correct in all material respects as of such date); (iii) the representations and warranties of Copper contained in Section 5.7(b) (No Material Adverse Effect) shall be true and correct as of the Closing Date as though made on the Closing Date, and (iv) each of the representations and warranties of Copper contained in this Agreement (other than those contained in the sections set forth in the preceding clauses (i) through (iii)) (without giving effect to any limitation as to “materiality”, “Material Adverse Effect” or any provisions contained therein relating to preventing or materially delaying the consummation of any of the transactions contemplated hereby set forth therein) shall be true and correct as of the Closing Date as though made on the Closing Date (except to the extent such representations and warranties expressly relate to a specific date or the date of this Agreement, in which case such representations and warranties shall be true and correct as of such date), except where the failure to be so true and correct does not have, and would not reasonably be expected to have, individually or in the aggregate with respect to all such failures, a Material Adverse Effect on Copper.

(b) Performance of Obligations of Copper. Copper shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

(c) Officer’s Certificate. Steel shall have received an officer’s certificate duly executed by the Chief Executive Officer or the Chief Financial Officer of Copper to the effect that the conditions set forth in Sections 9.3(a) and 9.3(b) have been satisfied.

(d) Pre-Merger Special Dividend. The Pre-Merger Special Dividend shall have been declared by the Steel Board.

ARTICLE X

TERMINATION, AMENDMENT AND WAIVER

SECTION 10.1 Termination. This Agreement may be terminated at any time prior to the Closing Effective Time, and (except in the case of Section 10.1(e)) whether before or after the Steel Stockholder Approval:

(a) by mutual written consent of Copper and Steel;

(b) by either Copper or Steel:

(i) if the Mergers shall not have been consummated by November 2, 2024 (the “Outside Date”); provided, that if the Closing shall not have occurred by the Outside Date but on that date any of the conditions set forth in Section 9.1(b), Section 9.1(c) (solely as it relates to the HSR Act or any other Antitrust Laws set forth on Section 5.2(c)(A) of the Copper Disclosure Letter and Section 4.2(c)(A) of the Steel Disclosure Letter) shall not be satisfied but all other conditions shall have been satisfied or waived (other than those that by their terms are to be fulfilled at the Closing), then the Outside Date shall automatically be extended up to two (2) times, each time for a period of six (6) months; and provided, further, that the right to terminate this Agreement pursuant to this Section 10.1(b)(i) shall not be available to any party whose failure to perform any of its material obligations under this Agreement has been the primary cause of, or primarily resulted in, the failure of the Mergers to be consummated by such time; provided, further, that if any condition set forth in Section 9.1(a) or Section 9.1(b) shall not have been satisfied by the Outside Date as a result of a Government Shutdown, the Outside Date shall be extended on a day-for-day basis for each calendar day that any such condition is not satisfied as a result of such Government Shutdown;

(ii) if the Steel Stockholder Approval shall not have been obtained by reason of the failure to obtain the required vote at a Steel Stockholders Meeting duly convened therefor or at any adjournment or postponement thereof;

(iii) if any Restraint having any of the effects set forth in Section 9.1(c) shall be in effect and shall have become final and nonappealable, provided, that the party seeking to terminate this Agreement pursuant to this Section 10.1(b)(iii) shall have used reasonable best efforts to prevent the entry of and to remove such Restraint;

(c) by Copper (provided, that Copper is not then in material breach of any representation, warranty, covenant or other agreement contained in this Agreement), if Steel shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Sections 9.2(a) or 9.2(b) and (ii) is incapable of being cured by Steel or is not cured within 30 days of written notice thereof;

(d) by Steel (provided, that Steel is not then in material breach of any representation, warranty, covenant or other agreement contained in this Agreement), if Copper shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Sections 9.3(a) or 9.3(b) and (ii) is incapable of being cured by Copper or is not cured within 30 days of written notice thereof; and

(e) by Copper, at any time prior to the Steel Stockholders Meeting, if a Copper Triggering Event shall have occurred.

SECTION 10.2 Effect of Termination. (a) In the event of termination of this Agreement as provided in Section 10.1, and subject to the provisions of Section 11.1, this Agreement shall forthwith become void, and there shall be no liability or obligation on the part of any of the parties, except (i) the provisions of this Section 10.2, the last sentence of Section 8.2, Section 8.5 and Article XI shall survive any such termination of this Agreement and no such termination shall relieve either party from any liability or obligation under such provisions and (ii) nothing contained herein shall relieve any party from liability for any Willful Breach hereof.

(b) If this Agreement is terminated (i) by Copper pursuant to Section 10.1(e); provided, that if either Copper or Steel terminate this Agreement pursuant to Section 10.1(b)(ii) at a time when Copper would have been entitled to terminate this Agreement pursuant to Section 10.1(e), this Agreement shall be deemed terminated pursuant to Section 10.1(e) for purposes of this Section 10.2(b), (ii) by Copper or Steel pursuant to Section 10.1(b)(ii) or by Copper pursuant to Section 10.1(c) and there shall have been made to Steel, or shall have been made directly to the stockholders of Steel generally or shall otherwise have become publicly known or any Person shall have publicly announced an intention (whether or not conditional) to make, an offer or proposal for a transaction that would constitute a Steel Alternative Transaction (a “Steel Qualifying Transaction”), which shall not have been withdrawn on or prior to the tenth (10th) Business Day prior to the Steel Stockholders Meeting or (iii) by Copper or Steel pursuant to Section 10.1(b)(i) because the Mergers have not been consummated at or prior to the Outside Date (as it may be extended) and at or prior to the time of such termination there shall have been made to Steel, or shall have been made directly to the stockholders of Steel generally or shall otherwise have become publicly known or any Person shall have publicly announced an intention (whether or not conditional) to make, an offer or proposal for a transaction that would constitute a Steel Qualifying Transaction (whether or not such offer or proposal will have been withdrawn prior to the Outside Date (as it may be extended)), in each case set forth above, and, in the case of clauses (b)(ii) and (b)(iii), if within 12 months of termination of this Agreement (A) Steel or its Subsidiaries enters into a definitive agreement with any Steel Third Party with respect to a Steel Qualifying Transaction or (B) any Steel Qualifying Transaction is consummated, then Steel shall pay to Copper, not later than (x) in the case of clauses (b)(i), the date of termination of this Agreement and (y) in the case of clauses (b)(ii) and (b)(iii), one (1) Business Day after the earlier of the date the agreement referred to in clause (A) is entered into or the Steel Qualifying Transaction referred to in clause (B) is consummated, a termination fee of $63,200,000 (the “Termination Fee”); provided, that for the purpose of the definition of Steel Qualifying Transaction, the term Steel Alternative Transaction shall have the meaning assigned to the term in Section 7.2, except that all references to 20% shall be deemed 80%.

(c) The Termination Fee payable under Section 10.2(b) shall be payable in immediately available funds no later than the applicable date set forth in Section 10.2(b). If Steel fails to promptly pay to Copper any fee due under such Section 10.2(b), Steel shall pay the costs and expenses (including legal fees and expenses) in connection with any Action, including the filing of any lawsuit or other legal action, taken to collect payment.

(d) Copper agrees that notwithstanding anything in this Agreement to the contrary (other than with respect to claims for, or arising out of or in connection with a Willful Breach hereunder), (i) in the event that any Termination Fee is paid to Copper in accordance with this Section 10.2, the payment of such Termination Fee shall be the sole and exclusive remedy of Copper, its Subsidiaries, stockholders, unitholders, Affiliates, officers, directors, employees and Representatives against Steel or any of its Representatives or Affiliates for, and (ii) in no event will Copper or any other such Person seek to recover any other money damages or seek any other remedy based on a claim in law or equity with respect to, in each case of clause (i) and (ii), (A) any loss suffered, directly or indirectly, as a result of the failure of the Mergers to be consummated, (B) the termination of this Agreement, (C) any liabilities or obligations arising under this Agreement, or (D) any claims or Actions arising out of or relating to any breach, termination or failure of or under this Agreement, and (iii) upon payment of any Termination Fee in accordance with this Section 10.2, neither Steel nor any of its Affiliates or Representatives shall have any further liability or obligation to Copper relating to or arising out of this Agreement or the transactions contemplated hereby.

SECTION 10.3 Amendment. Subject to compliance with Applicable Law, this Agreement may be amended by the parties hereto at any time before or after the Steel Stockholder Approval; provided, however, that after any such approval, there may not be, without further approval of the stockholders of Steel, any amendment of this Agreement that changes the amount or the form of the consideration to be delivered to the holders of Steel Common Stock hereunder or that by law otherwise expressly requires the further approval of the stockholders of Steel. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto and duly approved by each of the Copper Board and Steel Board or a duly authorized committee thereof.

SECTION 10.4 Extension; Waiver. At any time prior to the Closing Effective Time, a party hereto may, subject to the proviso of Section 10.3 (and for this purpose treating any waiver referred to below as an amendment), (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or in any document delivered pursuant to this Agreement, (c) waive compliance by the other party with any of the agreements or conditions contained in this Agreement or (d) waive the satisfaction of any of the conditions contained in this Agreement. No extension or waiver by Copper or Steel shall require the approval of the unitholders of Copper or stockholders of Steel, respectively, unless such approval is required by Applicable Law. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Any extension or waiver given in compliance with this Section 10.4 or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

ARTICLE XI

GENERAL PROVISIONS

SECTION 11.1 Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing Effective Time. This Section 11.1 shall not limit Section 10.2(a) or any covenant or agreement of the parties that, by its terms, contemplates performance after the Closing Effective Time.

SECTION 11.2 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or faxed (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)	if to Copper, to:

Cedar Fair, L.P.

8701 Red Oak Blvd.

Charlotte, North Carolina 28217

Attention: Brian Nurse, Chief Legal Officer

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

Attention:	Michael J. Aiello
Matthew J. Gilroy
Email:	michael.aiello@weil.com
matthew.gilroy@weil.com

and

Squire Patton Boggs (US) LLP

1000 Key Tower

127 Public Square

Cleveland, Ohio 44113

Attention:	Cipriano S. Beredo
Email:	cipriano.beredo@squirepb.com

(b)	if to Steel, to:

Six Flags Entertainment Corporation

1000 Ballpark Way, Suite 400

Arlington, Texas 76011

Attention:	Legal Department

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10001

Attention:	Sarkis Jebejian, P.C.
Allison M. Wein, P.C.
Emily Lichtenheld
Email:	sarkis.jebejian@kirkland.com
allie.wein@kirkland.com
emily.lichtenheld@kirkland.com

SECTION 11.3 Definitions. For purposes of this Agreement:

(a) “Affiliate” of any Person means another Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person;

(b) “Agreed Exchange” means the New York Stock Exchange or such other stock exchange as Copper and Steel mutually determine prior to Closing;

(c) “Business Day” means any day other than a Saturday, Sunday or other day on which banks in New York, New York, Sandusky, Ohio or Arlington, Texas are authorized by Applicable Law to be closed;

(d) “Cash-Settled Copper Deferred Unit” means a Copper Deferred Unit the terms of which provide for settlement in cash;

(e) “Code” means the United States Internal Revenue Code of 1986, as amended;

(f) “Commitment Letter” means, the financing commitment letter, dated as of the date hereof, among Steel, Copper, HoldCo and the financial institutions identified therein including all exhibits, schedules, annexes and amendments to such letter, as amended, supplemented or otherwise modified from time to time in compliance with Section 7.4(i);

(g) “Compliant” means, with respect to the Required Information, that (a) such financial information, taken as a whole, does not contain any untrue statement of a material fact or omit to state any material fact regarding Steel or Copper, as applicable, necessary in order to make such financial information, in light of the circumstances under which the statements contained in the financial information are made, not misleading; provided, that the availability of financial information of the business of Steel or Copper, as applicable, including any “flash” numbers, prior to the time that the Required Information would become not Compliant for periods subsequent to the latest quarterly or annual period for which financial information is included in the Required Information, shall not, by virtue of such availability, render such previously delivered Required Information not Compliant, (b) such financial information is compliant in all material respects with all applicable requirements of Regulation S-X and Regulation S-K under the Securities Act for a registered public offering of debt securities on Form S-1 to be declared effective by the Securities and Exchange Commission by a non-reporting company (other than such provisions for which compliance is not customary in a Rule 144A offering of debt securities), and (c) the independent registered public accountants of Steel or Copper, as applicable, have consented to or otherwise authorized the use of their audit opinions related to any audited financial information and have confirmed they are prepared to issue customary comfort letters upon the “pricing” of the debt securities included in the Debt Financing or any Additional Debt Financing (subject to the completion by such accountants of customary procedures relating thereto);

(h) “Confidentiality Agreement” means that certain confidentiality agreement set forth on Section 11.3(a) of the Steel Disclosure Letter;

(i) “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract, as trustee or executor, or otherwise;

(j) “Controlled Group Liability” means any and all liabilities (i) under Title IV of ERISA, (ii) under Section 302 of ERISA, (iii) under Sections 412, 430 and 4971 of the Code, or (iv) as a result of a failure to comply with the continuation coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code;

(k) “Copper Benefit Plan” means “employee benefit plan” (within the meaning of Section 3(3) of ERISA) and each other employee, individual service provider or director benefit plan supplemental retirement, deferred compensation, employment, individual consulting, service, collective bargaining, bonus, incentive compensation, stock purchase, employee stock ownership, equity, equity-based or cash incentive, severance, separation, termination, change in control, transaction, retention, “stay,” Tax gross-up, employee loan, health, welfare, retiree medical or life insurance, educational, employee assistance, paid time off, fringe benefit, restrictive covenant agreement, and each other employee benefit plan, policy, agreement, program or arrangement, whether or not subject to ERISA, whether formal or informal, oral or written, individual or broad-based in each case that is or has been sponsored, maintained or contributed to by Copper or any of its Subsidiaries or under which Copper or any of its Subsidiaries is obligated to sponsor, maintain or contribute to or with respect to which Copper or any of its Subsidiaries has any actual or contingent liability or has any liability or obligation, but excluding any Multiemployer Plan;

(l) “Copper Deferred Units” means Copper Units; subject to deferred settlement terms, granted under the Copper Equity Plan;

(m) “Copper Equity Plan” means the Copper 2016 Omnibus Incentive Plan, as in effect on the date hereof;

(n) “Copper General Partner” has the meaning set forth in the Recitals to this Agreement;

(o) “Copper IT Systems” means all information technology, computer systems and communications systems, computers, hardware, Software, databases, websites, and other equipment owned, operated, leased or licensed by Copper or any of its Subsidiaries used to process, store, maintain, or operate data, information or functions used in connection with or in the operation of Copper’s and its Subsidiaries’ businesses;

(p) “Copper Labor Agreement” means any collective bargaining agreements, works council agreement, union contract or similar labor agreements in effect with any Copper Labor Organizations that cover any employees of Copper or any of its Subsidiaries or to which Copper or any of its Subsidiaries is a party or otherwise bound;

(q) “Copper Licensed IP” means all Intellectual Property that is used, practiced or held for use or practice by Copper or any of its Subsidiaries, except for any Copper Owned IP;

(r) “Copper Owned IP” means all Intellectual Property owned or purported to be owned by Copper or any of its Subsidiaries, including the Copper Registered IP and Copper Software;

(s) “Copper Performance Units” means Copper Units that are subject to specified performance-based targets vesting conditions, granted under the Copper Equity Plan;

(t) “Copper Phantom Units” means phantom unit awards denominated in Copper Units that are subject to time- or service-based vesting conditions, granted under the Copper Equity Plan;

(u) “Copper Restricted Units” means restricted Copper Units subject to time or service-based vesting conditions, granted under the Copper Equity Plan;

(v) “Copper Software” means all Software owned or purported to be owned by, or developed for or on behalf of, Copper or any of its Subsidiaries;

(w) “Copper Triggering Event” shall be deemed to have occurred if: (i) the Steel Board or any committee thereof shall have made a Steel Recommendation Change; (ii) Steel shall have failed to include in the Proxy Statement/Prospectus the recommendation of the Steel Board in favor of this Agreement; (iii) the Steel Board fails to publicly reaffirm its approval of this Agreement and the Steel Merger, within five (5) Business Days (or, if earlier, prior to the date of the Steel Stockholders Meeting) after Copper requests in writing that such approval be reaffirmed publicly following the public announcement of any Steel Alternative Transaction; provided, that Copper shall not be entitled to make such written request, and the Steel Board shall not be required to make such reaffirmation, more than once with respect to any particular Steel Alternative Transaction; or (iv) a tender or exchange offer relating to shares of Steel Common Stock shall have been commenced and Steel shall not have sent to its securityholders, within five (5) Business Days after the commencement of such tender or exchange offer (or, if earlier, prior to the Steel Stockholders Meeting), a statement disclosing that Steel recommends rejection of such tender or exchange offer and reaffirming its approval of this Agreement, the Merger;

(x) “COVID-19” means SARS-Co V-2 or COVID-19, any evolutions, variants or mutations thereof or related or associated epidemics, pandemics, or disease outbreaks;

(y) “COVID-19 Measures” means quarantine, “shelter in place,” “stay at home,” social distancing, shut down, closure, sequester, safety or similar laws, directives,

restrictions, guidelines, responses or recommendations of or promulgated by, from time to time, any Governmental Entity, including the Centers for Disease Control and Prevention and the World Health Organization, or other reasonable or advisable actions taken from time to time, in each case, in connection with or in response to COVID-19;

(z) “Debt Financing Sources” means any agent, arranger, bookrunner, lender, underwriter, initial purchaser, placement agent, trustee or other entity that has committed to provide, arrange, underwrite or place, or has entered into definitive agreements related to, the Debt Financing or any Additional Debt Financing, including the parties to any commitment letters (including the financial institutions identified in the Commitment Letter (and any joinder thereto)), engagement letters, joinder agreements, indentures or credit agreements entered into pursuant thereto or relating thereto;

(aa) “Debt Letters” means the Commitment Letter and the Fee Letters;

(bb) “Deposit Agreement” means the Deposit Agreement, dated as of April 29, 1987, by and among the Copper General Partner, Copper and the Depositary, as amended from time to time;

(cc) “Depositary” means American Stock Transfer & Trust Company;

(dd) “Environmental Claim” means any and all administrative, regulatory or judicial Actions, suits, demands, demand letters, directives, claims, Liens, investigations, proceedings, requests for information, orders or notices of noncompliance or violation (written or oral) by any Person (including any Governmental Entity), alleging potential liability (including potential responsibility for or liability for enforcement, investigatory costs, cleanup costs, governmental response costs, removal costs, remedial costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (i) the presence, Release or threatened Release into the environment of any Hazardous Materials at any location, whether or not owned, operated, leased or managed by Steel or any of its Subsidiaries (for purposes of Section 4.18) or by Copper or any of its Subsidiaries (for purposes of Section 5.18), (ii) circumstances forming the basis of any violation or alleged violation of any Environmental Law or (iii) any and all claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence or Release of, or exposure to, any Hazardous Materials;

(ee) “Environmental Laws” means all federal, state, foreign and supranational and local laws, rules and regulations, including civil and common laws, relating to pollution, the environment (including ambient or indoor air, surface water, groundwater, land surface or subsurface strata) or protection of human health or safety as it relates to Hazardous Materials including laws and regulations relating to Releases or threatened Releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials;

(ff) “Equity Securities” means, with respect to any Person, (i) any shares of capital or capital stock (including any ordinary shares) or other voting securities of, or other ownership interest in, such Person, (ii) any securities of such Person convertible into or exchangeable or exercisable for cash or shares of capital or capital stock or other voting securities of, or other ownership interests in, such Person or any of its Subsidiaries, (iii) any warrants, calls, options or other rights to acquire from such Person, or other obligations of such Person to issue, any shares of capital or capital stock or other voting securities of, or other ownership interests in, or securities convertible into or exchangeable or exercisable for shares of capital or capital stock or other voting securities of, or other ownership interests in, such Person or any of its Subsidiaries, or (iv) any restricted shares, stock appreciation rights, restricted units, performance units, contingent value rights, “phantom” stock or similar securities or rights issued by or with the approval of such Person that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital or capital stock or other voting securities of, other ownership interests in, or any business, products or assets of, such Person or any of its Subsidiaries;

(gg) “ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended;

(hh) “ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade or business, or that is a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA;

(ii) “Excluded Information” means any (i) pro forma financial statements (but excluding financial information relating to Steel or Copper, as applicable, reasonably necessary for the other party to prepare pro forma financial statements) or projections, other than the financial statements included in the Required Information, (ii) description of all or any portion of the Debt Financing or any Additional Debt Financing, including any “description of notes”, “plan of distribution” and other information customarily provided by Debt Financing Sources or their counsel or advisors, (iii) risk factors, projections or other forward-looking statements solely relating to all or any component of the Debt Financing, (iv) historical financial statements or other information required by Rules 3-05, 3-09, 3-10, 3-16, 13-01 (but other than financial data sufficient to enable disclosure regarding guarantor and non-guarantor information customarily included in offering memoranda for private placements of non-convertible, high yield debt securities issued pursuant to Rule 144A) or 13-02 of Regulation S-X under the Securities Act, any Compensation Discussion and Analysis or other information required by Item 10, Item 402 or Item 601 of Regulation S-K under the Securities Act or XBRL exhibits and the executive compensation and related person disclosure rules related to SEC Release Nos. 33-8732A, 34-54302A and IC-27444A, financial information with respect to the Company on a non-combined or non-consolidated basis, financial statements or other financial data (including selected financial data) for any period earlier than the fiscal year ended December 31, 2021 in the case of Copper or the fiscal year ended January 2, 2022 in the case of Steel, the effects of purchase accounting or any adjustments related thereto for any applicable transaction, any tax consideration disclosure, or any other information customarily excluded from an offering memorandum for private placements of non-convertible high-yield debt securities under Rule 144A promulgated under the Securities Act or (v) any financial information or other information (other than the historical financial statements and other historical information expressly set forth in the definition of Required Information) that is not reasonably available to Steel or Copper, as applicable, under its current reporting systems, that Steel or Copper, as applicable, does not maintain in the ordinary course of business or that Steel or Copper, as applicable, is not reasonably able to produce without undue burden;

(jj) “Existing Copper Indentures” means, collectively, (i) the indenture, dated as of June 27, 2019, by and among Copper, Canada’s Wonderland Company, Magnum Management Corporation and Millennium Operations LLC, as issuers, the guarantors named therein and The Bank of New York Mellon, as trustee; (ii) indenture, dated as of October 7, 2020, by and among Copper, Canada’s Wonderland Company, Magnum Management Corporation and Millennium Operations LLC, as issuers, the guarantors named therein and The Bank of New York Mellon, as trustee; (iii) the indenture, dated as of April 13, 2017, by and among Copper, Canada’s Wonderland Company, Magnum Management Corporation and Millennium Operations LLC, as issuers, the guarantors named therein and The Bank of New York Mellon Corporation, as trustee; and (iv) the indenture, dated as of April 27, 2020, by and among Copper, Canada’s Wonderland Company, Magnum Management Corporation and Millennium Operations LLC, as issuers, the guarantors named therein, The Bank of New York Mellon, as trustee and notes US collateral agent and BNY Trust Company of Canada, as notes Canadian collateral agent (and each, a “Existing Copper Indenture”);

(kk) “Existing Copper Notes” means, collectively, (i) the 5.250% Senior Notes due 2029; (ii) the 6.500% Senior Notes due 2028; (iii) the 5.375% Senior Notes due 2027; and (iv) the 5.500% Senior Secured Notes due 2025, each issued by Copper, Canada’s Wonderland Company, Magnum Management Corporation and Millennium Operations LLC, as co-issuers;

(ll) “Existing Steel Indentures” means, collectively, (i) the indenture, dated as of May 3, 2023, by and among Steel, as issuer, the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee; (ii) indenture, dated as of April 22, 2020, by and among Six Flags Theme Parks Inc., as issuer, the guarantors named therein and U.S. Bank National Association, as trustee and collateral agent; (iii) the indenture, dated as of April 13, 2017, by and among Steel, as issuer, the guarantors named therein and U.S. Bank National Association, as trustee; and (iv) the indenture, dated as of June 16, 2016, by and among Steel, as issuer, the guarantors named therein, U.S. Bank National Association, as trustee (and each, an “Existing Steel Indenture”);

(mm) “Fee Letters” means (i) the arranger fee letter, dated as of the date hereof, among Steel, Copper, HoldCo and the financial institutions identified therein including all exhibits, schedules, annexes and amendments to such letter in effect as of the date of this Agreement, and as such letter may be amended, restated, amended and restated, supplemented or modified in accordance with the terms thereof on the date hereof and (ii) the structuring fee letter, dated as of the date hereof, among Steel, Copper, HoldCo and Goldman Sachs Bank USA including all exhibits, schedules, annexes and amendments to such letter in effect as of the date of this Agreement, and as such letter may be amended, restated, amended and restated, supplemented or modified in accordance with the terms thereof on the date hereof;

(nn) “Fully Diluted Steel Share Count” shall mean the sum of (i) the aggregate number of issued and outstanding shares of Steel Common Stock (excluding shares of Steel Common Stock held in the treasury of Steel), plus (ii) the aggregate number of shares of Steel Common Stock underlying outstanding Steel Equity Awards, with the number of shares of Steel Common Stock underlying such Steel Equity Awards determined on a basis consistent with Section 3.1(d);

(oo) “Government Shutdown” means any shutdown resulting from the lack of Congressional budget appropriations of certain United States federal government services provided by (a) the U.S. Federal Trade Commission and U.S. Department of Justice to review the transactions contemplated by this Agreement under the HSR Act or (b) the Corporate Finance Department of the SEC prior to the date of effectiveness of the Form S-4;

(pp) “Hazardous Materials” means (i) any petroleum or petroleum products, radioactive materials, asbestos in any form, urea formaldehyde foam insulation, per- or polyfluoroalkyl substances, noise and polychlorinated biphenyls, (ii) any materials, substances or wastes defined, characterized or otherwise classified as “hazardous,” “toxic,” “pollutants,” “contaminants,” or words of similar regulatory import, or for which liability or standards of conduct may be imposed under any Environmental Law and (iii) any other material, substance or waste, human exposure to which is now prohibited, limited or regulated under any Environmental Law due to its hazardous or deleterious characteristics in a jurisdiction in which Steel or any of its Subsidiaries operates (for purposes of Section 4.18) or in which Copper or any of its Subsidiaries operates (for purposes of Section 5.18);

(qq) “Intellectual Property” means any and all rights, title and interests in or relating to intellectual property, whether protected, created or arising under the Applicable Laws of the United States or any other jurisdiction, including all: (i) patents and patent applications, together with all reissuances, divisionals, continuations, continuations-in-part, revisions, substitutions, provisionals, renewals, extensions, and re-examinations thereof, and all rights to claim priority from any of the foregoing (collectively, “Patents”); (ii) trademarks, service marks, trade dress, logos, trade names, slogans, corporate names, trade styles, and other indicators of the commercial source or origin of a product or service, and general intangibles of a like nature, in each case, whether or not registered, and all registrations and applications to register, and renewals and extensions of, any of the foregoing, together with all goodwill associated with any of the foregoing (collectively, “Marks”); (iii) Internet domain names and all social media accounts; (iv) copyrights and copyrightable works, and all database and design rights, whether or not registered or published, including all data collections, and “moral” rights, and all registrations and applications to register, and renewals, extensions and reversions of, any of the foregoing, and corresponding rights in works of authorship (collectively, “Copyrights”); (v) trade secret rights and corresponding rights in confidential information and other non-public or proprietary information (whether or not patentable or copyrightable), including Software (including source and object codes), computer programs, computer databases and related documentation and materials, data, documentation, technology, confidential business information (including ideas, formulae, algorithms, models, methodologies, compositions, know-how, manufacturing and production processes and techniques, research and development information, drawings, designs, plans, proposals and technical data, financial, marketing and business data and pricing and cost information) (collectively, “Trade Secrets”); (vi) intellectual property rights arising from Software and technology; and (vii) rights of privacy and publicity; and (viii) any and all similar, corresponding or equivalent intellectual or proprietary rights arising under the Applicable Laws of any jurisdiction throughout the world or pursuant to any international convention;

(rr) “Knowledge” of any Person that is not a natural person means the knowledge of such Person’s Chief Executive Officer, Chief Financial Officer, General Counsel and head of human resources;

(ss) “Labor Agreements” means the Steel Labor Agreements and the Copper Labor Agreements;

(tt) “Material Adverse Effect” on Copper or Steel means any Effect that materially adversely affects the business, properties, financial condition or results of operations of Copper and its Subsidiaries, or Steel and its Subsidiaries, in each case taken as a whole, respectively, excluding any Effect to the extent that it results from or arises out of (i) general economic or political conditions or securities, credit, financial or other capital markets conditions, in each case in the United States or any foreign jurisdiction (in each case, other than any Effect that affects either Copper and its Subsidiaries or Steel and its Subsidiaries, as applicable, in a materially disproportionate manner as compared to other companies that participate in the businesses that Copper and its Subsidiaries or Steel and its Subsidiaries, as applicable, operate, but, in such event, only the incremental disproportionate impact of any such Effect shall be taken into account in determining whether a “Material Adverse Effect” has occurred), (ii) any failure, in and of itself, by Copper or Steel to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period (it being understood that the facts or occurrences giving rise to or contributing to such failure may be deemed to constitute, or be taken into account in determining whether there has been or will be, a Material Adverse Effect on Copper or Steel, respectively, if such facts or occurrences would not otherwise be excluded by another clause of this definition), (iii) the execution and delivery of this Agreement or the public announcement or pendency of the Mergers or any of the other transactions contemplated by this Agreement, including, solely to the extent arising out of the forgoing, the impact thereof on the relationships, contractual or otherwise, of Copper or any of its Subsidiaries, or Steel and its Subsidiaries, respectively, with employees, customers, suppliers or partners (provided, that this clause (iii) shall not apply to any representation or warranty that is intended to address the consequences of the negotiation, execution, announcement or pendency of the transactions contemplated by this Agreement or with respect to any condition to Closing to the extent such condition relates to any such representation or warranty), (iv) any change, in and of itself, in the market price or trading volume of Copper’s or Steel’s, respectively, securities or credit ratings or Copper or Steel, respectively (it being understood that the facts or occurrences giving rise to or contributing to such change may be taken into account in determining whether there has been or will be, a Material Adverse Effect on Copper or Steel, respectively, if such facts or occurrences would not otherwise be excluded by another clause of this definition), (v) any change in Applicable Law, regulation or GAAP (or authoritative interpretation thereof) (in each case, other than any Effect that affects either Copper and its Subsidiaries or Steel and its Subsidiaries, as applicable, in a materially disproportionate manner as compared to other companies that participate in the businesses that Copper and its Subsidiaries or Steel and its Subsidiaries, as applicable, operate, but, in such event, only the incremental disproportionate impact of any such Effect shall be taken into account in determining whether a “Material Adverse Effect” has occurred), (vi) geopolitical conditions, the outbreak or escalation of hostilities, any acts of war, sabotage or terrorism, or any escalation or worsening of any such acts of war, sabotage or terrorism threatened or underway as of the date of this Agreement (in each case, other than any Effect that affects either Copper and its Subsidiaries or Steel and its Subsidiaries, as applicable, in a materially disproportionate manner as compared to other companies that participate in the businesses that Copper and its Subsidiaries or Steel and its Subsidiaries, as applicable, operate, but, in such event, only the incremental disproportionate impact of any such Effect shall be taken into account in determining whether a “Material Adverse Effect” has occurred), (vii) any hurricane, tornado, flood, earthquake or other natural disaster or act of God, epidemic, pandemic or contagious disease outbreak (including COVID-19) or other similar force majeure events in the United States or any other country or region in the world (or any worsening of any of the foregoing), including, in each case, the response of Governmental Entities thereto (including COVID-19 Measures) (in each case, other than any Effect that affects either Copper and its Subsidiaries or Steel and its Subsidiaries, as applicable, in a materially disproportionate manner as compared to other companies that participate in the businesses that Copper and its Subsidiaries or Steel and its Subsidiaries, as applicable, operate, but, in such event, only the incremental disproportionate impact of any such Effect shall be taken into account in determining whether a “Material Adverse Effect” has occurred), (viii) any action taken (or not taken) by Copper or any of its Subsidiaries, or Steel and its Subsidiaries, respectively, that is expressly required to be taken (or not to be taken) by this Agreement (other than in the case of Copper and its Subsidiaries, pursuant to the first sentence of Section 7.1(b), and in the case of Steel and its Subsidiaries, pursuant to the first sentence of Section 7.1(a)), (ix) any action taken by Copper or any of its Subsidiaries, or Steel and its Subsidiaries, respectively, at the express written request of the other party or with the other party’s written consent or (x) Effects that are the result of factors generally affecting the industry, markets or geographical areas in which such party and its Subsidiaries operate (in each case, other than any Effect that affects either Copper and its Subsidiaries or Steel and its Subsidiaries, as applicable, in a materially disproportionate manner as compared to other companies that participate in the businesses that Copper and its Subsidiaries or Steel and its Subsidiaries, as applicable, operate, but, in such event, only the incremental disproportionate impact of any such Effect shall be taken into account in determining whether a “Material Adverse Effect” has occurred);

(uu) “Multiemployer Plan” means any plan that is a “multiemployer plan”, as defined in Section 3(37) of ERISA;

(vv) “Multiple Employer Plan” means any plan that has two (2) or more contributing sponsors at least two (2) of whom are not under common control, within the meaning of Section 4063 of ERISA;

(ww) “New Entity Organizational Documents” means the organizational documents of HoldCo and Copper Merger Sub;

(xx) “Permitted Liens” means all Liens, charges, encumbrances, mortgages, deeds of trust and security agreements disclosed in any Steel Filed SEC Documents or Copper Filed SEC Documents, as the case may be, together with the following (without duplication): (i) Liens imposed by law, such as and mechanics and materialmen Liens, in each case for sums not yet overdue or delinquent or being contested in good faith by appropriate proceedings, if in each case adequate reserves with respect thereto are maintained on the books of Copper or Steel, as the case may be, in accordance with GAAP or such other Liens arising out of judgments or awards against Copper or Steel, as the case may be, with respect to which Copper or Steel, respectively, shall then be proceeding with an appeal or other proceedings for review if adequate reserves with respect thereto are maintained on the books of Copper or Steel, as the case may be, in accordance with GAAP, (ii) Liens for Taxes, assessments or other governmental charges not yet due and payable or delinquent which are being contested in good faith by appropriate proceedings diligently conducted, if in each case adequate reserves with respect thereto are maintained on the books of Copper or Steel, as the case may be, in accordance with GAAP, (iii) Liens securing judgments for the payment of money so long as such Liens are adequately bonded and any appropriate legal proceedings that may have been duly initiated for the review of such judgment have not been finally terminated or the period with which such proceedings may be initiated has not expired, (iv) minor survey exceptions on existing surveys or which would be shown on a current accurate survey, minor encumbrances, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes (including, for the avoidance of doubt, operating agreements), matters disclosed on a current survey, or zoning or other restrictions as to the use or occupancy of the affected real property which do not, individually or in the aggregate materially adversely affect the value of the leased property or materially impair their continued use, occupancy or the operation of the business of the tenant, (v) Liens arising from Uniform Commercial Code financing statement filings regarding operating leases of personal property entered into by Copper or Steel, as the case may be, in the ordinary course of business, (vi) leases, subleases, licenses and occupancy agreements by Copper or Steel, as the case may be, as landlord, sublandlord or licensor, (vii) non-exclusive licenses or sublicenses of Intellectual Property granted to customers or contractors in the ordinary course of business consistent with past practice, and (viii) with respect to the fee interest held by the third-party landlord of the leased real property, all Liens, charges and encumbrances existing on the date of the applicable lease, and all mortgages and deeds of trust now or hereafter placed on the fee interest held by the third-party landlord of the leased real property;

(yy) “Person” means a natural person, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity;

(zz) “Personal Information” means all information in any form or media that identifies, could be used to identify or is otherwise related to an individual person or household (including any current, prospective or former customer, end user or employee), in addition to any definition for “personal information” or any similar term provided by Applicable Law or by Steel or any of its Subsidiaries or Copper or any of its Subsidiaries in any of their respective privacy policies, notices or contracts (e.g., “personal data,” “personally identifiable information” or “PII”);

(aaa) “Privacy Laws” means, regardless of jurisdiction (domestic or foreign), any and all Applicable Laws, legal requirements, self-regulatory guidelines and binding industry standards relating to the Processing of any Personal Information, security breach notification regarding Personal Information, the use of biometric identifiers or the use of Personal Information for marketing purposes;

(bbb) “Privacy Requirements” means all applicable Privacy Laws and all of the policies, notices and contractual obligations relating to the Processing of any Personal Information of Steel or any of its Subsidiaries or Copper or any of its Subsidiaries, as applicable;

(ccc) “Processing” means the receipt, collection, compilation, use, storage, processing, sharing, safeguarding, security (technical, physical or administrative), disposal, destruction, disclosure or transfer (including cross-border) of any Personal Information;

(ddd) “Release” means any release, spill, emission, leaking, injection, disposal, discharge, leaching, dumping, pumping, pouring, emptying or migration into the environment, including the ambient or indoor air, surface water, groundwater, land surface or subsurface strata;

(eee) “Reference Stock Price” means $35.09;

(fff) “Required Information” means (i) the Steel Financial Statements or Copper Financial Statements, as applicable, (ii) the unaudited condensed consolidated balance sheet of Steel or Copper, as applicable, as of the last date of each respective subsequent fiscal quarter, other than the fourth fiscal quarter in any fiscal year, ending after January 1, 2023, and at least forty (40) days prior to the Closing Date, and the related unaudited condensed consolidated statements of income and cash flows for the three months then ending and for the portion of the year to date reviewed by the independent auditor of Steel or Copper, as applicable, (iii) solely if the Closing Date shall not have occurred on or prior to February 14, 2024, audited consolidated financial statements of Steel or Copper, as applicable, consisting of the audited consolidated balance sheets and related consolidated statements of operations, consolidated statements of comprehensive (loss) income and consolidated statements of cash flows as of the respective fiscal year for Steel or Copper, as applicable, (iv) to the extent reasonably requested by the other party or a Debt Financing Source, historical financial information and other information relating to the Steel or Copper, as applicable, reasonably necessary to permit the parties hereto to prepare a pro forma consolidated balance sheet and related pro forma statements of operations, and (v) to the extent reasonably requested by the other party or a Debt Financing Source, financial and other information regarding Copper or Steel, as applicable, of the type required in a registered offering pursuant to Regulation S-X and Regulation S-K under the Securities Act (other than Rule 3-05, Rule 3-09, Rule 3-10, Rule 3-16 or Rule 13-01 of Regulation S-X or information that would be required by Item 10, Item 402 or Item 601 of Regulation S-K, XBRL exhibits and information regarding executive compensation and related party disclosure related to SEC Release Nos. 33-8732A, 34- 54302A and IC-27444A and other customary exceptions in Rule 144A-for-life exempt offerings of nonconvertible high-yield unsecured debt securities) that are customarily included in offering memoranda for offerings pursuant to Rule 144A promulgated under the Securities Act (subject to customary exceptions) or that would be necessary for the independent auditors of Steel or Copper, as applicable, to provide customary (for high yield debt securities) “comfort” (including “negative assurance” and “change period” comfort) with respect to such financial statements and other financial information to be included in such offering memoranda with respect to such period referred to above. For all purposes of this Agreement, “Required Information” shall be deemed (but shall not be required to be) delivered through the filing by Steel or Copper, as applicable, of its annual report on Form 10-K or quarterly report on Form 10-Q with respect to the applicable fiscal year or fiscal quarter. Notwithstanding the foregoing, under no circumstances shall the Required Information include (or be deemed to include) any Excluded Information;

(ggg) “Safe Harbored Consent Solicitation” means any Consent Solicitation in which the payment to be made to the holders of the indebtedness does not result in a change in the yield of such indebtedness in excess of the safe harbor provided in Treasury Regulations Section 1.1001-3(e)(2)(iii);

(hhh) “Software” means any and all: (i) software and computer programs of any type, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code; (ii) data, databases and compilations of data, including any and all collections of data, whether machine readable or otherwise; (iii) descriptions, flowcharts and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons, images, videos, models and icons; and (iv) documentation and other materials related to any of the foregoing, including user manuals and training materials;

(iii) “Special LP Interest” means a limited interest in the capital of the Partnership as described in Section 7.6 of the Copper Partnership Agreement;

(jjj) “Steel Benefit Plan” means “each employee benefit plan” (within the meaning of Section 3(3) of ERISA) and each other employee, individual service provider or director benefit plan, supplemental retirement, deferred compensation, employment, individual consulting, service, collective bargaining, bonus, incentive compensation, stock purchase, employee stock ownership, equity, equity-based or cash incentive, severance, separation, termination, change in control, transaction, retention, “stay,” Tax gross-up, employee loan, health, welfare, retiree medical or life insurance, educational, employee assistance, paid time off, fringe benefit, restrictive covenant agreement, and each other employee benefit plan, policy, agreement, program or arrangement, whether or not subject to ERISA, whether formal or informal, oral or written, individual or broad-based, in each case that is or has been sponsored, maintained or contributed to by Steel or any of its Subsidiaries or under which Steel or any of its Subsidiaries is obligated to sponsor, maintain or contribute to or with respect to which Copper or any of its Subsidiaries has any actual or contingent liability or has any liability or obligation, but excluding any Multiemployer Plan;

(kkk) “Steel Deferred Share Unit Award” means an award of deferred share units corresponding to shares of Steel Common Stock, granted under the Steel Equity Plan;

(lll) “Steel Equity Plan” means the Steel Long Term Incentive Plan, as amended and restated (but not, for the avoidance of doubt, the Steel ESPP);

(mmm) “Steel IT Systems” means all information technology, computer systems and communications systems, computers, hardware, Software, databases, websites, and other equipment owned, operated, leased or licensed by Steel or any of its Subsidiaries used to process, store, maintain, or operate data, information or functions used in connection with or in the operation of Steel’s and its Subsidiaries’ businesses;

(nnn) “Steel Labor Agreement” means any collective bargaining agreements, works council agreement, union contract or similar labor agreements in effect with any Steel Labor Organizations that cover any employees of Steel or any of its Subsidiaries or to which Steel or any of its Subsidiaries is a party or otherwise bound;

(ooo) “Steel Licensed IP” means all Intellectual Property that is used, practiced or held for use or practice by Steel or any of its Subsidiaries, except for any Steel Owned IP;

(ppp) “Steel Option” means an option to purchase shares of Steel Common Stock, granted under the Steel Equity Plan;

(qqq) “Steel Owned IP” means all Intellectual Property owned or purported to be owned by Steel or any of its Subsidiaries, including the Steel Registered IP and Steel Software;

(rrr) “Steel PSU Award” means a performance stock unit denominated in shares of Steel Common Stock, granted under the Steel Equity Plan;

(sss) “Steel Restricted Share” means a share of Steel Common Stock subject to vesting or other transfer restrictions, granted under the Steel Equity Plan;

(ttt) “Steel RSU Award” means a restricted stock unit denominated in shares of Steel Common Stock, granted under the Steel Equity Plan;

(uuu) “Steel Software” means all Software owned or purported to be owned by, or developed for or on behalf of, Steel or any of its Subsidiaries;

(vvv) “Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person;

(www) “Takeover Law” means any “fair price,” “moratorium,” “control share acquisition,” “business combination” or any other anti-takeover law, statute or regulation or similar law enacted under state or federal law;

(xxx) “Tax” or “Taxes” means all taxes, charges, levies or other like assessments in the nature of a tax imposed by any governmental authority, including any income, gross receipts, license, severance, occupation, premium, customs, duties, profits, disability, alternative or add-on minimum, estimated, withholding, payroll, employment, unemployment insurance, social security (or similar), excise, sales, use, value-added, occupancy, franchise, real property, personal property, business and occupation, mercantile, windfall profits, capital stock, stamp, transfer, workmen’s compensation or other taxes, charges, levies or other like assessments in the nature of a tax, together with any interest, penalties, additions to tax or additional amounts imposed by any Governmental Entity, whether disputed or not;

(yyy) “Tax Indebtedness” means any amounts treated as indebtedness for U.S. federal income tax purposes of Steel and/or any of its Subsidiaries or Copper and/or any of its Subsidiaries;

(zzz) “Tax Return” means any returns, declarations, statements, claim for refund, election, estimate, reports, forms and information returns and any schedules or amendments thereto relating to Taxes;

(aaaa) “Taxing Authority” means any Governmental Entity responsible for the administration of any Taxes;

(bbbb)  “Unit-Settled Copper Deferred Unit” means a Copper Deferred Unit the terms of which provide for settlement in Copper Units; and

(cccc) “Willful Breach” means a deliberate act or failure to act, which act or failure to act constitutes in and of itself a material breach of this Agreement, regardless of whether breaching this Agreement was the conscious object of the act or failure to act.

SECTION 11.4 Interpretation.

(a) When a reference is made in this Agreement to an Article, Section or Exhibit, such reference shall be to an Article or Section of, or an Exhibit to, this Agreement, unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.”

(b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.

(c) Any agreement, instrument, or Applicable Law defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, unless otherwise specifically indicated (provided, that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any Applicable Law shall be deemed to refer to such law, as amended, and to any rules or regulations promulgated thereunder, in each case, as of such date). References to a Person are also to its permitted successors and assigns. Unless otherwise specifically indicated, all references to “dollars” and “$” will be deemed references to the lawful money of the United States of America. Whenever a consent or approval of Copper or Steel is required under this Agreement, such consent or approval may be executed and delivered only by an executive officer of such party.

SECTION 11.5 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties.

SECTION 11.6 Entire Agreement; No Third-Party Beneficiaries. (a) This Agreement (including the documents, exhibits, schedules and instruments referred to herein), taken together with the Confidentiality Agreement and the Voting and Support Agreement, (i) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the Mergers and the other transactions contemplated by this Agreement and (ii) except for the provisions of Section 8.4, is not intended to confer upon any Person other than the parties any rights or remedies.

(b) No Additional Representations. The parties acknowledge and agree that none of Copper, Steel or any other Person has (i) made any representation or warranty, expressed or implied, as to the respective businesses of Copper and Steel, or the accuracy or completeness of any information regarding such businesses furnished or made available to the parties and (ii) relied on any representation or warranty of Copper, Steel or any other Person, as applicable, except as expressly set forth in this Agreement.

SECTION 11.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER ANY APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

SECTION 11.8 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Any purported assignment in violation of the preceding sentence shall be void. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

SECTION 11.9 Specific Enforcement. The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the performance of terms and provisions of this Agreement in any court referred to in Section 11.10 below, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach.

SECTION 11.10  Jurisdiction. In any Action between the parties arising out of or relating to this Agreement or any of the transactions contemplated hereby, each of the parties (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware or, if (and only if) such court finds it lacks subject matter jurisdiction, the Federal court of the United States of America sitting in Delaware, and appellate courts thereof; (ii) agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from such court; and (iii)

agrees that it will not bring any such Action in any court other than the Court of Chancery for the State of Delaware in and for New Castle County, Delaware, or, if (and only if) such court finds it lacks subject matter jurisdiction, the Federal court of the United States of America sitting in Delaware, and appellate courts thereof. Service of process, summons, notice or document to any party’s address and in the manner set forth in Section 11.2 shall be effective service of process for any such Action.

SECTION 11.11  Headings, etc. The headings, table of contents and index of defined terms contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

SECTION 11.12  Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as either the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party or such party waives its rights under this Section 11.12 with respect thereto. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by Applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

SECTION 11.13  Debt Financing Sources. Notwithstanding anything in this Agreement to the contrary, including anything in Sections 11.7 or 11.10, each of the parties hereto on behalf of itself and each of its Affiliates hereby: (a) agrees that any Action, whether in law or in equity, whether in contract or in tort or otherwise, involving the Debt Financing Sources, any of their Affiliates or their and their Affiliates’ current and former officers, directors, employees, members, managers, partners, controlling persons, advisors, attorneys, consultants, accountants, agents and representatives (collectively, the “Debt Financing Representatives”), arising out of or relating to this Agreement, the Debt Financing, the Debt Letters, the definitive agreements entered into in connection with the Debt Financing (the “Debt Financing Documents”) or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, shall be subject to the exclusive jurisdiction of any New York State court or federal court of the United States of America, in each case, sitting in New York County and any appellate court thereof (each such court, the “Subject Courts”) and each party irrevocably submits itself and its property with respect to any such dispute to the exclusive jurisdiction of such court, and agrees that any such Action shall be governed by, and construed in accordance with, the Laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the laws of another state), except as otherwise set forth in the Debt Letters (including as it relates to (A) the interpretation of the definition of Material Adverse Effect (and whether or not a Material Adverse Effect has occurred)), (B) the determination of the accuracy of any Specified Merger Agreement Representations (as such term is defined in the Commitment Letter) and whether as a result of any inaccuracy thereof any party hereto or any of its Affiliates has the right (taking into account any applicable cure provisions) to terminate its or their obligations hereunder or decline to consummate the Closing (in accordance with the terms hereof) as a result thereof and (C) the determination of whether the Closing has been consummated in all material respects in accordance with the terms hereof and in any claims or disputes arising out of any such determination or any aspect thereof, which shall in each case be governed by, and construed in accordance with the law of the State of Delaware, regardless of the laws that might otherwise govern under any applicable principles of conflicts of laws thereof, (b) agrees not to bring or support or permit any of its controlled Affiliates to bring or support any Action (including any action, cause of action, claim, cross-claim or third party claim of any kind or description), whether in law or in equity, whether in contract or tort or otherwise, against the Debt Financing Sources or the Debt Financing Representatives in any way arising out of or relating to this Agreement, the Debt Financing, the Debt Letters, the Debt Financing Documents or any of the transactions contemplated hereby or thereby or the performance of any services thereunder in any forum other than any Subject Court, (c) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such Action in any such Subject Court, (d) agrees that service of process upon it or any of its Subsidiaries in any such Action shall be effective if notice is given in accordance with Section 11.2, (e) waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action involving any Debt Financing Source or the transactions contemplated hereby, any Action that it is not personally subject to the jurisdiction of the Subject Courts as described herein for any reason, (f) knowingly, intentionally and voluntarily waives to the fullest extent permitted by applicable law trial by jury in any such Action, (g) agrees that none of the Debt Financing Sources or the Debt Financing Representatives will have any liability to Copper, Steel or HoldCo, in their respective capacities as parties to this Agreement, or any of their respective Affiliates or Representatives, in each case, solely relating to or arising out of this Agreement (and not relating to or arising out of the Debt Financing or any Additional Debt Financing in any way), whether in law or in equity, whether in contract of in tort or otherwise and (h) agrees (x) that the Debt Financing Sources and the Debt Financing Representatives are express third party beneficiaries of, and may enforce, any of the provisions in this Section 11.13 (or the definitions of any terms used in this Section 11.13) and (y) to the extent any amendments to any provision of this Section 11.13 or Section 10.2 (or, solely as they relate to such Sections, the definitions of any terms used in this Section 11.13 and Section 10.2) are adverse to the Debt Financing Sources or the Debt Financing Representatives, such provisions shall not be amended without the prior written consent of the Debt Financing Sources. Notwithstanding anything contained herein to the contrary, nothing in this Section 11.13 shall in any way (x) affect any party’s or any of their respective Affiliates’ rights and remedies under any binding agreement to which a Debt Financing Source is a party, including the Debt Letters or (y) constitute a waiver of any Debt Financing Source’s obligations under, or limit the liability of any Debt Financing Source with respect to, any binding agreement among such Debt Financing Source and one or more of the parties to this Agreement, including the Debt Letters.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

CEDAR FAIR, L.P.

By: Cedar Fair Management, Inc., its General Partner

By:	/s/ Brian C. Witherow
Name:	Brian C. Witherow
Title:	Executive Vice President and Chief Financial Officer

SIX FLAGS ENTERTAINMENT CORPORATION

By:	/s/ Selim A. Bassoul
Name:	Selim A. Bassoul
Title:	President and Chief Executive Officer

COPPERSTEEL HOLDCO, INC.

By:	/s/ Selim A. Bassoul
Name:	Selim A. Bassoul
Title:	Chief Executive Officer

COPPERSTEEL COPPER MERGER SUB, LLC

By:	/s/ Selim A. Bassoul
Name:	Selim A. Bassoul
Title:	Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Exhibit 2.2

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT, dated as of November 2, 2023 (this “Agreement”), is entered into by and between Cedar Fair, L.P., a Delaware limited partnership (“Copper”) and the entities set forth on Exhibit A hereto (collectively, the “Stockholder”), and solely for purposes of Article V and Sections 4.6, 4.7, 4.8 and 6.19 herein, Six Flags Entertainment Corporation, a Delaware corporation (“Steel”).

RECITALS

WHEREAS, Copper, Steel, CopperSteel HoldCo, Inc., a Delaware corporation and wholly owned subsidiary of Copper and Steel (“HoldCo”), and CopperSteel Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of HoldCo (“Copper Merger Sub”), are, concurrently with the execution and delivery of this Agreement, entering into an Agreement and Plan of Merger (as may amended from time to time, the “Merger Agreement”), pursuant to which (i) Copper Merger Sub will merge with and into Copper (the “Copper First Merger”) with Copper continuing as the surviving entity and a wholly owned subsidiary of HoldCo (the “Copper Surviving Entity”), (ii) the Copper Surviving Entity will merge with and into HoldCo (the “Copper Second Merger”, together with the Copper First Merger, the “Copper Mergers”), with HoldCo continuing as the surviving corporation and (iii) Steel will merge with and into HoldCo (the “Steel Merger” and, together with the Copper Mergers, the “Mergers”), with HoldCo continuing as the surviving corporation, on the terms and subject to the conditions set forth in the Merger Agreement.

WHEREAS, as of the date hereof, the Stockholder is the record or “beneficial owner” (as defined under Rule 13d-3 of the Exchange Act) of the number of shares of common stock, par value $0.025 per share, of Steel (“Steel Common Stock”), as set forth on Exhibit A hereto, which represents all of the shares of the Steel Common Stock held by such Stockholder as of the date hereof (such shares, the “Existing Shares”);

WHEREAS, the Stockholder agrees to enter into this Agreement with respect to all of its Existing Shares, and any additional shares of Steel Common Stock that such Stockholder may hereafter acquire prior to the termination of this Agreement (such shares, together with the Existing Shares, the “Covered Shares”);

WHEREAS, the Stockholder is party to that certain Cooperation Agreement, by and between the Stockholder and Steel, dated January 30, 2020, as amended by that certain Amendment No. 1 to the Cooperation Agreement dated November 10, 2022 (as may be amended from time to time, the “Cooperation Agreement”);

WHEREAS, the Board of Directors of Steel has deemed it advisable and in the best interests of Steel and its stockholders that Copper and Steel engage in the Mergers and, following the date hereof, shall recommend to Steel’s stockholders the adoption of the Merger Agreement;

WHEREAS, the affirmative vote of the holders of a majority of all outstanding shares of Steel Common Stock entitled to vote thereon is necessary to adopt the Merger Agreement, and is the only vote of holders of any securities of Steel or its subsidiaries necessary to approve the transactions contemplated thereby;

WHEREAS, Steel has, solely with respect to Article V and Sections 4.6, 4.7, 4.8 and 6.19 herein, agreed to enter into this Agreement to, among other things, consent to Stockholder’s entrance into, and compliance with, this Agreement and waive certain of its rights and Stockholder’s obligations under the Cooperation Agreement that would otherwise restrict or hinder Stockholder’s ability to fulfill its obligations hereunder;

WHEREAS, as a condition and inducement to the willingness of Copper to enter into the Merger Agreement, the Stockholder has agreed to enter into this Agreement; and

WHEREAS, capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, Copper and the Stockholder hereby agree as follows:

ARTICLE I

VOTING

1.1 Agreement to Vote.

(a) The Stockholder hereby irrevocably agrees, from and after the date hereof and until the date on which this Agreement is terminated pursuant to Section 6.1 hereof, at any meeting of the stockholders of Steel (the “Stockholder Meeting”), however called, including any adjournment, recess or postponement thereof or, if applicable, by written consent, to, in each case to the fullest extent that the Covered Shares are entitled to vote thereon or consent thereto:

(i) appear (in person or by proxy) at each such meeting or otherwise cause all of the Covered Shares to be counted as present thereat for purposes of calculating a quorum; and

(ii) vote (or cause to be voted), in person or by proxy at the Stockholder Meeting, all of the Covered Shares: (i) in favor of the Mergers and the adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement, including any amended and restated Merger Agreement or amendment to the Merger Agreement that increases the Steel Merger Consideration, decreases the Copper Merger Consideration or otherwise is or results in the Merger Agreement being more favorable to the Stockholder than the Merger Agreement in effect as of the date of this Agreement; (ii) in favor of the approval of any proposal to adjourn or postpone any Stockholder Meeting to a later date if there are not sufficient votes for adoption of the Merger Agreement on the date on which such Stockholder Meeting is held; (iii) against any action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of Steel contained in the Merger Agreement; (iv) against any action, proposal, transaction or agreement that would reasonably be expected to impede, materially delay or adversely affect the consummation of the Mergers or the fulfillment of Copper’s, Steel’s or Copper Merger Sub’s conditions under the Merger Agreement, any of the other transactions contemplated by the Merger Agreement or change in any manner the voting rights of any class of shares of Steel (including any amendments to Steel’s certificate of incorporation or bylaws); and (v) against any Steel Alternative Transaction;

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provided, however, that, notwithstanding the foregoing, in the event that there is any amendment to the Merger Agreement which (w) reduces or changes the form of the Steel Merger Consideration, (x) increases or changes the form of Copper Merger Consideration, (y) changes the payment terms of the Steel Merger Consideration in any respect adverse to the holders of shares of Steel Common Stock, or (z) effects any change that is materially adverse to the holders of shares of Steel Common Stock, the Stockholder shall have no obligation to vote any of the Covered Shares in accordance with this Section 1.1 in favor of the Mergers or with respect to the Merger Agreement as so amended or take any other action under this Article I; and provided, further, that the Stockholder shall retain at all times the right to vote the Covered Shares in the Stockholder’s sole discretion, and without any other limitation, on any matters other than those set forth in this Section 1.1 and in the Cooperation Agreement that are at any time or from time to time presented for consideration to Steel’s stockholders generally.

(b) This Agreement is entered into by the Stockholder in its capacity as owner of the Covered Shares and nothing in this Agreement shall limit or restrict the Stockholder, or any affiliate or designee of the Stockholder, who serves as a member of Steel Board in acting in its capacity as a director of Steel and exercising its fiduciary duties and responsibilities.

1.2 No Inconsistent Agreements. The Stockholder hereby represents, warrants, covenants and agrees that, except for this Agreement and the Cooperation Agreement, it (a) has not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Covered Shares, (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy, a consent or power of attorney with respect to the Covered Shares and (c) has not entered into any agreement or knowingly taken any action (and shall not enter into any agreement or knowingly take any action) that would make any representation or warranty of the Stockholder contained herein untrue or incorrect in any material respect or have the effect of preventing the Stockholder from performing any of his obligations under this Agreement.

1.3 Proxy. The Stockholder hereby revokes any and all prior proxies or powers of attorney given by the Stockholder with respect to the voting of the Covered Shares inconsistent with the terms of this Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

The Stockholder hereby represents and warrants to Copper as follows:

2.1 Authorization of the Stockholder; Validity of Agreement.

(a) The Stockholder has the full right, requisite legal capacity, power and authority to enter into this Agreement and to perform its obligations under this Agreement.

(b) This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming due and valid authorization, execution and delivery hereof by Copper, constitutes the legal, valid and binding obligation of it enforceable against it in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Applicable Laws, now or hereafter in effect, relating to creditors’ rights generally and (ii) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

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2.2 Ownership. On the date hereof, the Stockholder holds of record and owns beneficially all of the Existing Shares free and clear of all Liens, subscriptions, options, warrants, calls, proxies, commitments, restrictions and contracts of any kind other than pursuant to Applicable Law governing securities and the terms of this Agreement. As of the date hereof, the Existing Shares represent all of the capital stock of Steel owned of record or beneficially by the Stockholder and, other than the Existing Shares, the Stockholder does not directly or indirectly hold or exercise control over any options, warrants or other rights or awards to purchase shares of Steel Common Stock or other voting capital stock or securities of Steel or any other securities convertible into or exercisable or exchangeable for shares of Steel Common Stock or other voting capital stock or securities of Steel. The Covered Shares are, and any additional shares of Steel Common Stock, options, warrants and other rights or awards to purchase shares of Steel Common Stock or other voting capital stock or securities of Steel and any other securities convertible into or exercisable or exchangeable for shares of Steel Common Stock or other voting capital stock or securities of Steel acquired by the Stockholder after the date hereof and prior to the Closing Effective Time will be, owned beneficially or of record by the Stockholder, free and clear of any Liens, subscriptions, options, warrants, calls, proxies, commitments, restrictions and contracts of any kind other than pursuant to Applicable Law governing securities and the terms of this Agreement and the Cooperation Agreement. The Stockholder has and will have at all times through the Effective Time sufficient rights and powers over voting and disposition with respect to the matters set forth in Article I, and to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Covered Shares, with no other limitations, qualifications or restrictions on such rights, in each case, subject to Applicable Law governing securities and the terms of this Agreement and the Cooperation Agreement. All of the Existing Shares are, as of the date hereof, held directly by the Stockholder.

2.3 Noncontravention. No authorization, consent, permit, action or approval of, or filing with, or notification to, any Governmental Entity is necessary, under Applicable Law, for the consummation by the Stockholder of the transactions contemplated by this Agreement other than (i) any filings required under Applicable Laws or (ii) as would not reasonably be expected to, individually or in the aggregate, prevent or materially delay the performance of the Stockholder of its obligations under this Agreement. The execution and delivery by the Stockholder of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions of this Agreement will not (a) result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation or to the loss of a benefit under, any contract to which the Stockholder is a party or is subject, (b) conflict with or violate any Applicable Laws applicable to the Stockholder, other than violations that would not reasonably be expected to, individually or in the aggregate, prevent or materially delay the performance of the Stockholder of its obligations under this Agreement.

2.4 Reliance. The Stockholder understands and acknowledges that Copper is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement.

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ARTICLE III

REPRESENTATIONS AND WARRANTIES OF COPPER

Copper hereby represents and warrants to the Stockholder as follows:

3.1 Organization; Authorization; Validity of Agreement. Copper is a partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. Copper has the right and all requisite partnership power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. The person executing this Agreement on behalf of Copper has full power and authority to execute and deliver this Agreement on behalf of Copper and to thereby bind Copper. This Agreement has been duly and validly executed and delivered by Copper and, assuming due and valid authorization, execution and delivery hereof by the Stockholder, and Steel with respect to Article V and Sections 4.6, 4.7, 4.8 and 6.19, constitutes the legal, valid and binding obligation of Copper enforceable against Copper in accordance with its terms except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to creditors’ rights generally and (ii) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

3.2 Registration of HoldCo Common Stock. The shares of HoldCo Common Stock to be received by the Stockholder pursuant to the Mergers shall be registered with the Securities and Exchange Commission (the “SEC”) and freely tradeable (subject to state securities law and, in the event the Stockholder has a designee on the board of directors of HoldCo (the “HoldCo Board”), any applicable insider trading policies of HoldCo) at the Closing Effective Time.

ARTICLE IV

OTHER COVENANTS

4.1 Stock Dividends; Additional Securities.

(a) In case of a stock dividend or distribution, or any change in shares of Steel Common Stock by reason of any stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or the like, for all purposes under this Agreement, the term “Covered Shares” shall be deemed to refer to and include the Covered Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Covered Shares may be changed or exchanged or that are received in such transaction.

(b) The Stockholder shall, while this Agreement is in effect, promptly notify Copper in writing of the number of any additional shares of Steel Common Stock, any additional options, warrants or rights or other awards to purchase shares of Steel Common Stock or other voting capital stock of Steel and any other securities convertible into or exercisable or exchangeable for shares of Steel Common Stock or other voting capital stock or securities of Steel acquired (beneficially or of record) by such Person, if any, after the date hereof.

4.2 Transfers. While this Agreement is in effect and except as expressly contemplated hereby, the Stockholder shall not directly or indirectly (a) grant any proxies or enter into any voting agreement, voting trust or other agreement or arrangement with respect to the voting of any

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Covered Shares or (b) (i) sell, transfer, pledge, encumber, assign, distribute, gift, convey or otherwise dispose of (including by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, or otherwise by operation of law) (each, a “Transfer”) or (ii) enter into any contract, option or other arrangement or understanding with respect to any Transfer (whether by actual disposition or effective economic disposition due to hedging, cash settlement or otherwise) of, any of the Covered Shares or any interest therein. The Stockholder shall not seek or solicit any such Transfer or any such contract, option or other arrangement or understanding with respect to any Transfer, and shall promptly notify (and provide information requested by) Copper, if it is approached or solicited, directly or indirectly, by any Person with respect to any of the foregoing.

4.3 Adverse Actions. While this Agreement is in effect, neither the Stockholder nor Copper shall: (a) take, agree or commit to take any action that would reasonably be expected to make any representation and warranty of such party contained in this Agreement inaccurate in any material respect as of any time during the term of this Agreement, (b) fail to take all reasonable action necessary to prevent any such representation or warranty from being inaccurate in any material respect at any such time or (c) take any action that would prevent, materially delay, or would reasonably be expected to delay in any material respect the transactions contemplated by the Merger Agreement.

4.4 Dissenter and Appraisal Rights. To the fullest extent permitted under Applicable Law, the Stockholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise, assertion or perfection of, any rights of appraisal, any dissenter’s rights and any similar rights relating to the Mergers or any related transaction that the Stockholder may have by virtue of, or with respect to, the Covered Shares.

4.5 No Solicitation. The Stockholder, solely in its capacity as a stockholder of Steel, shall not, and shall direct its Representatives and affiliates and its and their respective directors, officers and employees not to, directly or indirectly through another Person, (a) solicit, initiate or knowingly encourage (including by way of furnishing information), or take any other action designed to facilitate, any inquiries regarding, or the making of, any proposal the consummation of which would constitute a Steel Alternative Transaction, (b) participate in any discussions or negotiations, or cooperate in any way with any Person (or group of Persons), with respect to any inquiries regarding, or the making of, any proposal the consummation of which would constitute a Steel Alternative Transaction or Copper Alternative Transaction; (c) enter into any agreement in principle, letter of intent, term sheet, merger agreement, purchase agreement, acquisition agreement, option agreement or other similar instrument relating to an Steel Alternative Transaction and Copper Alternative Transaction, (d) knowingly encourage or recommend any other holder of Steel Common Stock to vote against the Mergers or (e) resolve or agree to do any of the foregoing. The Stockholder shall, and shall direct its Representatives and affiliates and its and their respective directors, officers and employees to, immediately cease and cause to be terminated all solicitations, discussions or negotiations regarding any inquiry, proposal or offer with any Person or groups that may be ongoing with respect to any Steel Alternative Transaction or Copper Alternative Transaction or potential Steel Alternative Transaction or Copper Alternative Transaction or that could reasonably be expected to lead to a Steel Alternative Transaction or Copper Alternative Transaction. For clarity, the term “Representative” (a) shall include any general partner of the Stockholder that is still affiliated with the Stockholder, but (b) shall exclude

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(i) any limited partner, (ii) any general partner that is no longer affiliated with the Stockholder, and (iii) any employees or other Representatives, in each case of clauses (i) to (iii), who do not have actual knowledge of the Mergers. In addition, for purposes of this Agreement, no portfolio company of the Stockholder shall be deemed a Representative or affiliate thereof.

4.6 Registration of HoldCo Common Stock. Copper and Steel shall take all steps necessary to ensure the shares of HoldCo Common Stock to be received by the Stockholder pursuant to the Mergers shall be registered with the SEC and freely tradeable (subject to state securities law and, in the event the Stockholder has a designee on the HoldCo Board, any applicable insider trading policies of HoldCo) at the Closing Effective Time.

4.7 Communications. The Stockholder consents to and hereby authorizes Copper, Steel and HoldCo to publish and disclose, including in filings with the SEC and any press release announcing the transactions contemplated by the Merger Agreement or other disclosure document, in each case to the extent that Copper, Steel or HoldCo reasonably determine to be necessary in connection with the Mergers and any transactions contemplated by the Merger Agreement, the Stockholder’s identity and ownership of the Covered Shares, the existence of this Agreement and the nature of the Stockholder’s commitments and obligations under this Agreement; provided that Copper and Steel shall consult with the Stockholder before the issuance of any press release or other public statement with respect to the Mergers, the Merger Agreement or this Agreement that mentions the Stockholder by name, and shall provide the Stockholder with advance notice and an opportunity to review any such publication made by Copper or Steel to the extent such publication discloses information with respect to the Stockholder which has not been previously disclosed, and will consider in good faith any reasonable comments thereon made by the Stockholder.

4.8 Cooperation Agreement Amendment. The Stockholder and Steel shall, and shall cause their affiliates that are a party thereto to, enter into an amendment to the Cooperation Agreement to provide that it shall terminate at the Closing Effective Time.

ARTICLE V

STEEL REPRESENTATIONS AND CONSENT

5.1 Organization; Authorization; Validity of Agreement. Steel is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Steel has the right and all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Article V. The person executing this Agreement on behalf of Steel has full power and authority to execute and deliver this Agreement on behalf of Steel and to thereby bind Steel. This Agreement has been duly and validly executed and delivered by Steel and, assuming due and valid authorization, execution and delivery hereof by the Stockholder and Copper, constitutes the legal, valid and binding obligation of Steel enforceable against Steel in accordance with its terms except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to creditors’ rights generally and (ii) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

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5.2 Registration of HoldCo Common Stock. The shares of HoldCo Common Stock to be received by the Stockholder pursuant to the Mergers shall be registered with the SEC and freely tradeable (subject to state securities law and, in the event the Stockholder has a designee on the HoldCo Board, any applicable insider trading policies of HoldCo) at the Closing Effective Time.

5.3 Steel Consent and Waiver. Steel consents to Stockholder’s entrance into this Agreement on the terms and conditions herein and has waived its rights with respect to Sections 2(a)(iv), 2(c), 2(d), 2(g) and 2(j) of the Cooperation Agreement and any other provisions therein, in each case, solely to the extent such provisions that may prevent the Stockholder’s entrance into, or compliance with, this Agreement.

ARTICLE VI

MISCELLANEOUS

6.1 Termination. This Agreement shall terminate automatically, without any action on the part of any party hereto, upon the earliest to occur of (a) the date on which the Mergers become effective, (b) the date on which the Merger Agreement is validly terminated, (c) the Outside Date, and (d) the date on which the parties agree in writing to terminate this Agreement. The date on which this Agreement so terminates per the preceding sentence is referred to in this Agreement as the “Termination Date”.

6.2 Further Assurances. From time to time, at the other party’s request and without further consideration, each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement. Furthermore, if any controlled affiliates of the Stockholder hold shares of Steel Common Stock (including as a result of any acquisition after the date hereof), the Stockholder shall cause such controlled affiliate to execute a joinder to this Agreement binding such person as a “Stockholder.”

6.3 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Copper any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholder, and Copper shall have no authority to exercise any power or authority to direct the Stockholder in the voting of any of the Covered Shares, except as otherwise provided herein.

6.4 Non-Survival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and other agreements in this Agreement will survive the termination of this Agreement pursuant to Section 6.1 (subject to any exceptions set forth therein); provided, however, that notwithstanding the foregoing, the parties hereto acknowledge and agree that any party shall be entitled to exercise all rights and remedies with respect to any breach prior to and including the Termination Date of the representations, warranties, covenants and agreements made by any other party, which breach (and all of the available remedies with respect thereto) shall expressly survive the Termination Date.

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6.5 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such costs and expenses, regardless of whether the transactions contemplated by the Merger Agreement are actually consummated; provided, however, that any reasonable expenses incurred by the Stockholder (not to exceed $200,000 in the aggregate) shall be paid by Steel and; provided, further, that in any Action to enforce this Agreement or the rights of any party hereunder, the prevailing party in such Action shall be entitled to receive its reasonable attorney’s fees and all other reasonable costs and expenses incurred in such Action.

6.6 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or faxed (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

if to Copper, to:

Cedar Fair, L.P.

8701 Red Oak Blvd.

Charlotte, North Carolina 28217

Attn:	Brian Nurse, Chief Legal Officer

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

Attn:	Michael J. Aiello
Matthew J. Gilroy
Email:	michael.aiello@weil.com
matthew.gilroy@weil.com

and

Squire Patton Boggs (US) LLP

1000 Key Tower

127 Public Square

Cleveland, Ohio 44113

Attn:	Cipriano S. Beredo
Email:	cipriano.beredo@squirepb.com

if to Stockholder, to:

888 Seventh Avenue, 29th Floor

New York, NY 10019

Attn:	Lloyd Blumberg

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with a copy (which shall not constitute notice) to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn:	George Sampas
Email:	Sampasg@sullcrom.com

if to Steel, to:

Six Flags Entertainment Corporation

1000 Ballpark Way, Suite 400

Arlington, Texas 76011

Attn:	Legal Department

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10001

Attn:	Sarkis Jebejian, P.C.
Allison M. Wein, P.C.
Emily Lichtenheld
Email:	sarkis.jebejian@kirkland.com
allie.wein@kirkland.com
emily.lichtenheld@kirkland.com

6.7 Construction. The parties have participated jointly in the negotiation and drafting of this Agreement, and, in the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

6.8 Succession and Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by either party without the prior written consent of the other party. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

6.9 Entire Agreement; No Third-Party Beneficiaries. This Agreement (a) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the matters related herein and (b) is not intended to confer upon any Person other than the parties any rights or remedies.

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6.10 Specific Performance. The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that, prior to the termination of this Agreement pursuant to Section 6.1, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the performance of terms and provisions of this Agreement, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach.

6.11 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under any applicable principles of conflicts of laws thereof.

6.12 Jurisdiction. In any action between the parties arising out of or relating to this Agreement or any of the transactions contemplated hereby, each of the parties (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware or, if (and only if) such court finds it lacks subject matter jurisdiction, the Federal court of the United States of America sitting in Delaware, and appellate courts thereof; (ii) agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from such court; and (iii) agrees that it will not bring any such action in any court other than the Court of Chancery for the State of Delaware in and for New Castle County, Delaware, or, if (and only if) such court finds it lacks subject matter jurisdiction, the Federal court of the United States of America sitting in Delaware, and appellate courts thereof. Service of process, summons, notice or document to any party’s address and in the manner set forth in Section 6.5 shall be effective service of process for any such action.

6.13 Waiver of Jury Trial. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THE TRANSACTION AGREEMENTS OR THE TRANSACTIONS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 6.13.

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6.14 Waiver of Rights. No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any part in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No party shall not be deemed to have waived any claim available to such party arising out of this Agreement, or any power, right, privilege or remedy of such party under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

6.15 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as either the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party or such party waives its rights under this Section 6.15 with respect thereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

6.16 Amendments. This Agreement may not be amended except by an instrument in writing signed on behalf of Copper and the Stockholder.

6.17 Interpretation. The section headings herein are for convenience of reference only, do not constitute part of this Agreement, and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section, such reference shall be to a section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” As used herein, the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if,” and the word “or” is not exclusive. The definitions of terms defined herein, or defined in the Merger Agreement and incorporated herein, shall apply equally to the singular and plural forms of such terms. The words “hereof,” “herein,” “hereby,” “hereto,” and “hereunder,” and words of similar import, when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

6.18 Counterparts. This Agreement may be executed in two or more counterparts, both of which shall be considered one and the same agreement, and shall become effective when both counterparts have been signed by either of the parties and delivered to the other party.

6.19 Conflicts. In the event of a conflict between any provision of the Cooperation Agreement and any provision of this Agreement, this Agreement shall prevail.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has caused this Voting and Support Agreement to be duly executed by its authorized officer as of the date first above written.

CEDAR FAIR L.P.
By: Cedar Fair Management, Inc., its General Partner

By:	/s/ Brian C. Witherow
Name:	Brian C. Witherow
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Stockholder Voting Support Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Voting and Support Agreement to be duly executed as of the date first above written.

H PARTNERS, LP

By:	/s/ Lloyd Blumberg
Name:	Lloyd Blumberg
Title:	Authorized Signatory

H OFFSHORE FUND, LTD.

By:	/s/ Lloyd Blumberg
Name:	Lloyd Blumberg
Title:	Authorized Signatory

H PARTNERS PHOENIX SPV FUND, LP

By:	/s/ Lloyd Blumberg
Name:	Lloyd Blumberg
Title:	Authorized Signatory

[Signature Page to Stockholder Voting Support Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Voting and Support Agreement to be duly executed by its authorized officer as of the date first above written.

Solely with respect to Article V and Sections 4.6, 4.7, 4.8 and 6.19,

SIX FLAGS ENTERTAINMENT CORPORATION

By:	/s/ Gary Mick
Name:	Gary Mick
Title:	Chief Financial Officer

[Signature Page to Stockholder Voting Support Agreement]

Exhibit 99.1

FOR IMMEDIATE RELEASE

Cedar Fair and Six Flags to Combine in Merger of Equals,

Creating a Leading Amusement Park Operator

Combined Company Will Benefit from Expanded and Complementary Portfolio of 42 Iconic Parks and 9

Resort Properties Across 17 States, Canada and Mexico

Diversified Geographic Footprint with a More Balanced Presence in Year-Round Operating Climates

More Robust Operating Model and Technology Platform to Drive

Improved Guest Experience and Park Efficiencies

Strong Financial Profile and Cash Flow Generation Expected to Facilitate Investments in

Park Upgrades, Expansions and New, Innovative Offerings

Approximately $200 Million of Annual Synergies, Including $120 Million of Cost Savings Anticipated

Within Two Years Following Close

Expected to be Accretive to EPS for Cedar Fair Unitholders and Six Flags Shareholders within the First 12

Months Following Close

Companies to Host Conference Call Today at 8:30 a.m. ET

SANDUSKY, Ohio and ARLINGTON, Texas – (Nov. 2, 2023) – Cedar Fair (NYSE: FUN) and Six Flags Entertainment Corporation (NYSE: SIX) today announced that they have entered into a definitive merger agreement to combine in a merger of equals transaction. The combined company, with a pro forma enterprise value of approximately $8 billion based on both companies’ debt and equity values as of October 31, 2023, will be a leading amusement park operator in the highly competitive leisure space with an expanded and diversified footprint, a more robust operating model and a strong revenue and cash flow generation profile.

Under the terms of the merger agreement, which has been unanimously approved by the Boards of Directors of both companies, Cedar Fair unitholders will receive one share of common stock in the new combined company for each unit owned, and Six Flags shareholders will receive 0.5800 (the “Six Flags Exchange Ratio”) shares of common stock in the new combined company for each share owned. Following the close of the transaction, Cedar Fair unitholders will own approximately 51.2%, and Six Flags shareholders will own approximately 48.8%, of the combined company’s fully diluted share capital on a pro forma basis. One business day prior to the close of the transaction, Six Flags will declare a special cash dividend composed of: (i) a fixed amount of $1.00 per outstanding Six Flags share, totaling approximately $85 million in the aggregate, plus, (ii) an amount per outstanding Six Flags share equal to (a) the aggregate per unit distributions declared or paid by Cedar Fair to unitholders with a record date following today’s date and prior to the close of the transaction, multiplied by (b) the Six Flags Exchange Ratio, which special dividend will be payable to Six Flags shareholders of record as of one business day prior to the close of the transaction, contingent on the closing of the transaction.

“Our merger with Six Flags will bring together two of North America’s iconic amusement park companies to establish a highly diversified footprint and a more robust operating model to enhance park offerings and performance,” said Richard Zimmerman, President and Chief Executive Officer of Cedar Fair. “Together, we will have an expanded and complementary portfolio of attractive assets and intellectual property to deliver engaging entertainment experiences for guests. The combination also creates an enhanced financial profile with strong cash flow generation to accelerate investments in our parks to delight our guests, driving increased levels of demand and in-park value and spending. I have great respect for the Six Flags team and look forward to joining forces as we embark on this next chapter together.”

“The combination of Six Flags and Cedar Fair will redefine our guests’ amusement park experience as we combine the best of both companies,” added Selim Bassoul, President and Chief Executive Officer of Six Flags. “Six Flags and Cedar Fair share a strong cultural alignment, operating philosophy, and steadfast commitment to providing consumers with thrilling experiences. By combining our operational models and technology platforms, we expect to accelerate our transformation activities and unlock new potential for our parks. We are excited to unite the Cedar Fair and Six Flags teams to capitalize on the tremendous growth opportunities and operational efficiencies of our combined platform for the benefit of our guests, shareholders, employees, and other stakeholders.”

Compelling Strategic and Financial Benefits

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A Successful Amusement Park Operator with Complementary Portfolio of Attractive Assets: The combined company will operate a portfolio of 27 amusement parks, 15 water parks and 9 resort properties across 17 states in the U.S., Canada, and Mexico. The company’s complementary portfolio will include some of the most iconic parks in North America with significant brand equity and loyal, recurring guest bases within the highly competitive leisure space. The combined company will also have entertainment partnerships and a portfolio of beloved IP such as Looney Tunes, DC Comics and PEANUTS to develop engaging new attractions enabled by compelling characters, environments, and storytelling.

•

Diversified Footprint and Guest Experiences: Cedar Fair and Six Flags have minimal market overlap of park operations, and the combined company’s complementary geographic footprint is expected to mitigate the impact of seasonality and reduce earnings volatility through a more balanced presence in year-round operating climates. The portfolio will include diversified experiences for guests including safaris and animal experiences, campgrounds, sports facilities and luxury lounges, enabling the combined company to better meet rising consumer demand for varied and engaging entertainment options.

•

Enhanced Operating Platform to Improve Guest Experiences: By uniting Cedar Fair and Six Flags’ complementary operating capabilities, the combined company will benefit from a more robust operating platform for improved park offerings and more efficient systemwide performance. The companies expect to leverage Cedar Fair’s recent park investment experience to accelerate the transformation underway across Six Flags’ portfolio. Cedar Fair and Six Flags will seek to create a more engaging and immersive guest experience. The combined company will also offer expanded park access to season pass holders along with an enhanced, combined loyalty program featuring additional perks.

•

Experienced and Proven Leadership Team: The senior leadership teams of Six Flags and Cedar Fair bring different and complementary skillsets and experience to the combined company, including decades of park operating experience as well as significant expertise integrating businesses and achieving synergy targets.

•

Significant Cost Savings and Revenue Uplift Opportunity: Following the close of the transaction, Cedar Fair and Six Flags expect the combined company will benefit from the significant value created by total anticipated annual synergies of $200 million. Approximately $120 million of these synergies are expected to be related to identified administrative and operational cost savings, which the companies anticipate realizing within two years following transaction close. The companies also expect to leverage their complementary operating capabilities to deliver additional revenue uplift, generating approximately $80 million of incremental EBITDA that the companies anticipate realizing within three years of transaction close.

•

Strong Financial Profile: Over the last 12 months, through the third quarter of fiscal 2023, Six Flags and Cedar Fair collectively entertained 48 million guests, and, as a combined company, would generate pro forma $3.4 billion[1] in revenue, $1.2 billion[1] in Adjusted EBITDA[2], and $826 million[1],[3] of free cash flow[4], reflecting run rate cost savings of $120 million and revenue uplift resulting in $80 million of incremental EBITDA. The transaction is expected to be accretive to earnings per share for Cedar Fair unitholders and Six Flags shareholders within the first 12 months following transaction close. The combined company is also expected to have a pro forma leverage ratio of approximately 3.7x net debt to Adjusted EBITDA, inclusive of synergies, with a path to reduce the leverage ratio to approximately 3.0x within two years of transaction close.

•

Significant Free Cash Flow Generation and Enhanced Financial Flexibility: The combined company’s increased free cash flow will provide it with greater flexibility to invest in new rides and attractions, broader food and beverage selections, additional in-park offerings, and cross-park initiatives, such as consumer technology and enhanced guest services. The combined company’s resources are expected to be strategically deployed to grow attendance, increase per capita spending, and improve profitability, all while enhancing guests’ value and experience across the park portfolio. The combined company is committed to allocating capital to maximize shareholder returns once the company achieves its targeted net leverage ratio.

[1]	Reflects combined company run rate cost savings of $120 million and revenue uplift resulting in $80 million of incremental EBITDA.
[2]	Adjusted EBITDA for Six Flags excludes the net income attributable to non-controlling interests in the Adjusted EBITDA of partnership parks.
[3]	Excludes $65 million of one-time implementation costs and $90 million of incremental CapEx at the combined company, which do not represent run-rate view of FCF post-synergies.
[4]	Free Cash Flow (FCF) defined as Adjusted EBITDA less CapEx.

Leadership, Corporate Governance and Headquarters

The combined company will be led by a proven management team that reflects the strengths and capabilities of both organizations. Upon closing of the transaction, Richard Zimmerman, President and Chief Executive Officer of Cedar Fair, will serve as President and Chief Executive Officer of the combined company and Selim Bassoul, President and Chief Executive Officer of Six Flags, will serve as Executive Chairman of the combined company’s Board of Directors. Brian Witherow, Chief Financial Officer of Cedar Fair, will serve as Chief Financial Officer of the combined company and Gary Mick, CFO of Six Flags, will serve as Chief Integration Officer of the combined company.

Following closing of the transaction, the newly formed Board of Directors of the combined company will consist of 12 directors, six from the Cedar Fair Board and six from the Six Flags Board.

Upon closing of the transaction, the combined company will operate under the name Six Flags and trade under the ticker symbol FUN on the NYSE and will be structured as a C Corporation. The combined company will be headquartered in Charlotte, North Carolina, and will maintain significant finance and administrative operations in Sandusky, Ohio.

Approvals and Closing

The merger is expected to close in the first half of 2024, following receipt of Six Flags shareholder approval, regulatory approvals, and satisfaction of customary closing conditions. Approval by Cedar Fair unitholders is not required. Six Flags’ largest shareholder, which owns approximately 13.6% of Six Flags’ shares outstanding, has signed a voting and support agreement to vote in favor of the transaction. The transaction is not expected to trigger any change of control provision under Cedar Fair’s and Six Flags’ respective outstanding Notes. The companies expect to refinance their respective revolving credit facilities, and Six Flags expects to refinance the Six Flags Term Loan, ahead of transaction close.

Cedar Fair and Six Flags Third Quarter 2023 Results

In separate press releases today, Cedar Fair and Six Flags reported results for the third quarter of fiscal year 2023. The Cedar Fair release is available at https://ir.cedarfair.com and the Six Flags release can be found at https://investors.sixflags.com.

Advisors

Perella Weinberg Partners is serving as exclusive financial advisor and Weil, Gotshal & Manges LLP and Squire Patton Boggs (US) LLP are serving as legal counsel to Cedar Fair. Goldman Sachs & Co. LLC is serving as exclusive financial advisor and Kirkland & Ellis LLP is serving as legal counsel to Six Flags.

Conference Call and Additional Materials

Cedar Fair, L.P. (NYSE: FUN) and Six Flags Entertainment Corporation (NYSE: SIX) will host a conference call at 8:30 a.m. ET today to discuss the pending merger and review both companies’ third quarter 2023 results. Participants on the call will include Six Flags President and CEO Selim Bassoul, Cedar Fair President and CEO Richard Zimmerman, Cedar Fair Executive Vice President and CFO Brian Witherow, and Six Flags CFO Gary Mick.

Investors and all other interested parties can access a live, listen-only audio webcast of the call on the Cedar Fair and Six Flags websites. Those unable to listen to the live webcast can access a recorded version of the call on either company’s investor website Past Events, shortly after the live call’s conclusion.

A replay of the call will also be available by phone starting at approximately noon ET on Thursday, Nov. 2, 2023, until noon ET, Thursday, Nov. 9, 2023. To access the phone replay, please dial (866) 813-9403 or (929) 458-6194, followed by the Conference ID: 830378.

About Cedar Fair

Cedar Fair Entertainment Company (NYSE: FUN), one of the largest regional amusement-resort operators in the world, is a publicly traded partnership headquartered in Sandusky, Ohio. Focused on its mission to make people happy by providing fun, immersive, and memorable experiences, the Company owns and operates 13 properties, consisting of 11 amusement parks, four separately gated outdoor water parks, and resort accommodations totaling more than 2,300 rooms and more than 600 luxury RV sites. Cedar Fair’s parks are located in Ohio, California, North Carolina, South Carolina, Virginia, Pennsylvania, Minnesota, Missouri, Michigan, Texas and Toronto, Ontario.

This news release and prior releases are available under the News tab at http://ir.cedarfair.com

About Six Flags Entertainment Company

Six Flags Entertainment Corporation is the world’s largest regional theme park company with 27 parks across the United States, Mexico and Canada. For 62 years, Six Flags has entertained hundreds of millions of guests with world-class coasters, themed rides, thrilling water parks and unique attractions. Six Flags is committed to creating an inclusive environment that fully embraces the diversity of our team members and guests. For more information, visit www.sixflags.com

Forward Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historic fact, included in this press release that address activities, events of developments that Cedar Fair or Six Flags expects, believes or anticipates, will or may occur in the future are forward-looking statements. Words such as “anticipate,” “believe,” “create,” “expect,” “future,” “guidance,” “intend,” “plan,” “potential,” “seek,” “target,” “synergies,” “will,” “would,” similar expressions, and variations or negatives of these words identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Cedar Fair and Six Flags, and that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the expected timing and likelihood of completion of the proposed transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction and Six Flags stockholder approval; anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the proposed transaction, including the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted against Cedar Fair, Six Flags or their respective directors and others following announcement of the merger agreement and proposed transaction; the inability to consummate the transaction due to the failure to satisfy other conditions to complete the transaction; risks that the proposed transaction disrupts and/or harms current plans and operations of Cedar Fair or Six Flags, including that management’s time and attention will be diverted on transaction-related issues; the amount of the costs, fees, expenses and charges related to the transaction, including the possibility that the transaction may be more expensive to complete than anticipated; the ability of Cedar Fair and Six Flags to successfully integrate their businesses and to achieve anticipated synergies and value creation; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; legislative, regulatory and economic developments and changes in laws, regulations, and policies affecting Cedar Fair and Six Flags; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the proposed transaction that could affect Cedar Fair’s and/or Six Flags’ financial performance and operating results; acts of terrorism or outbreak of war, hostilities, civil unrest, and other political or security disturbances; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; those risks described in Item 1A of Cedar Fair’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 17, 2023, and subsequent reports on Forms 10-Q and 8-K; those risks described in Item 1A of Six Flags’ Annual Report on Form 10-K, filed with the SEC on March 7, 2023, and subsequent reports on Forms 10-Q and 8-K; and those risks that will be described in the registration statement on Form S-4 and accompanying proxy statement/prospectus available from the sources indicated below.

These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the registration statement on Form S-4 that will be filed by CopperSteel HoldCo, Inc. (“HoldCo”) with the SEC in connection with the proposed transaction, which will contain a prospectus relating to the issuance of New Holdco securities in the proposed transaction and a proxy statement relating to the special meeting of the stockholders of Six Flags. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The ability of Cedar Fair or Six Flags to achieve the goals for the proposed transaction may also be affected by our ability to manage the factors identified above. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and actual performance and outcomes may differ materially from those made in or suggested by the forward-

looking statements contained in this press release. Neither Cedar Fair nor Six Flags assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Important Information about the Transaction and Where to Find It

In connection with the proposed transaction, Cedar Fair and Six Flags will cause HoldCo to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Six Flags and a prospectus of HoldCo. A definitive proxy statement/prospectus will be mailed to stockholders of Six Flags. Cedar Fair, Six Flags and HoldCo may also file other documents with the SEC regarding the proposed transaction. This release is not a substitute for the registration statement, proxy statement/prospectus or any other document that Cedar Fair, Six Flags or HoldCo (as applicable) may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING AND/OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF CEDAR FAIR AND SIX FLAGS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus (when they become available), as well as other filings containing important information about Cedar Fair or Six Flags, without charge at the SEC’s Internet website (http://www.sec.gov). Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by Cedar Fair, Six Flags and HoldCo through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of Cedar Fair or Six Flags at the following:

Cedar Fair

Investor Contact: Michael Russell, 419.627.2233

Media Contact: Gary Rhodes, 704.249.6119

Alternate Media Contact: Andrew Siegel / Lucas Pers, Joele Frank, 212.355.4449

Six Flags

Evan Bertrand

Vice President, Investor Relations and Treasurer

+1-972-595-5180

investorrelations@sftp.com

Media Contact: Robin Weinberg / Hayley Cook / Bridget Nagle, FGS Global, 212.687.8080

The information included on, or accessible through, Cedar Fair’s or Six Flags’ website is not incorporated by reference into this release.

Participants in the Solicitation

Cedar Fair, Six Flags, HoldCo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Six Flags stockholders in respect of the proposed transaction. Information regarding Cedar Fair’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Cedar Fair’s Form 10-K for the year ended December 31, 2022 filed with the SEC on February 17, 2023 and its proxy statement filed with the SEC on April 13, 2023, and subsequent statements of changes in beneficial ownership on file with the SEC. Information regarding Six Flags’ directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Six Flags’ Form 10-K for the year ended January 1, 2023 filed with the SEC on March 7, 2023 and its proxy statement filed with the SEC on March 28, 2023, and subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC when they become available.

No Offer or Solicitation

This release is for informational purposes and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Exhibit 99.2

Cedar Fair | Six Flags

Investor Presentation

Exhibit 99.2 Investor Presentation

Disclaimer (1/2) Forward Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historic fact, included in this presentation that address activities, events or developments that Cedar Fair or Six Flags expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “anticipate,” “believe,” “create,” “expect,” “future,” “guidance,” “intend,” “plan,” “potential,” “seek,” “target,” “synergies,” “will,” “would,” similar expressions, and variations or negatives of these words identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Cedar Fair and Six Flags, and that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the expected timing and likelihood of completion of the proposed transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction and Six Flags stockholder approval; anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the proposed transaction, including the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted against Cedar Fair, Six Flags or their respective directors and others following announcement of the merger agreement and proposed transaction; the inability to consummate the transaction due to the failure to satisfy other conditions to complete the transaction; risks that the proposed transaction disrupts and/or harms current plans and operations of Cedar Fair or Six Flags, including that management’s time and attention will be diverted on transaction-related issues; the amount of the costs, fees, expenses and charges related to the transaction, including the possibility that the transaction may be more expensive to complete than anticipated; the ability of Cedar Fair and Six Flags to successfully integrate their businesses and to achieve anticipated synergies and value creation; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; legislative, regulatory and economic developments and changes in laws, regulations, and policies affecting Cedar Fair and Six Flags; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the proposed transaction that could affect Cedar Fair’s and/or Six Flags’ financial performance and operating results; acts of terrorism or outbreak of war, hostilities, civil unrest, and other political or security disturbances; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; those risks described in Item 1A of Cedar Fair’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 17, 2023, and subsequent reports on Forms 10-Q and 8-K; those risks described in Item 1A of Six Flags’ Annual Report on Form 10-K, filed with the SEC on March 7, 2023, and subsequent reports on Forms 10-Q and 8-K; and those risks that will be described in the registration statement on Form S-4 and accompanying proxy statement/prospectus available from the sources indicated below. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the registration statement on Form S-4 that will be filed by CopperSteel HoldCo, Inc. (“HoldCo”) with the SEC in connection with the proposed transaction, which will contain a prospectus relating to the issuance of HoldCo securities in the proposed transaction and a proxy statement relating to the special meeting of the stockholders of Six Flags. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The ability of Cedar Fair or Six Flags to achieve the goals for the proposed transaction may also be affected by our ability to manage the factors identified above. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and actual performance and outcomes may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. Neither Cedar Fair nor Six Flags assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. 2

Disclaimer (2/2) Important Information about the Transaction and Where to Find It In connection with the proposed transaction, Cedar Fair and Six Flags will cause HoldCo to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Six Flags and a prospectus of HoldCo. A definitive proxy statement/prospectus will be mailed to stockholders of Six Flags. Cedar Fair, Six Flags and HoldCo may also file other documents with the SEC regarding the proposed transaction. This presentation is not a substitute for the registration statement, proxy statement/prospectus or any other document that Cedar Fair, Six Flags or HoldCo (as applicable) may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING AND/OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF CEDAR FAIR AND SIX FLAGS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus (when they become available), as well as other filings containing important information about Cedar Fair or Six Flags, without charge at the SEC’s Internet website (http://www.sec.gov). Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by Cedar Fair, Six Flags and HoldCo through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of Cedar Fair or Six Flags at the following: Cedar Fair Six Flags Investor Contact: Michael Russell, 419.627.2233 Evan Bertrand VP, Investor Relations and Treasurer Media Contact: Gary Rhodes, 704.249.6119 +1-972-595-5180 investorrelations@sftp.com The information included on, or accessible through, Cedar Fair’s or Six Flags’ website is not incorporated by reference into this presentation. Participants in the Solicitation Cedar Fair, Six Flags, HoldCo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Six Flags stockholders in respect of the proposed transaction. Information regarding Cedar Fair’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Cedar Fair’s Form 10-K for the year ended December 31, 2022 filed with the SEC on February 17, 2023 and its proxy statement filed with the SEC on April 13, 2023, and subsequent statements of changes in beneficial ownership on file with the SEC. Information regarding Six Flags’ directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Six Flags’ Form 10-K for the year ended January 1, 2023 filed with the SEC on March 7, 2023 and its proxy statement filed with the SEC on March 28, 2023, and subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC when they become available. No Offer or Solicitation This presentation is for informational purposes and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. 3

Creating a Well-Diversified Leading Amusement Park Operator ▪ Bringing together two iconic businesses to create an expanded portfolio of 42 parks and 9 resort properties across North America Enhanced Footprint and Increased Diversification ▪ Complementary geographic footprints enhance diversification and reduce dependency on any single park or geography, of Portfolio mitigating weather risk ▪ Combine complementary operating capabilities to create a more robust operating platform for improved park offerings and more efficient systemwide performance Enhanced Guest Value ▪ Leverage Cedar Fair’s recent park investments experience to accelerate the transformation underway across Six Flags’ portfolio Proposition ▪ Bring together technology platforms and data analytics capabilities to create a more engaging and immersive guest experience ▪ Combined loyalty program will provide guests with increased access and additional perks ▪ HoldCo expects to capture potential $200 million in annual synergies Identified and Highly- — $120mm of identified cost savings realized within 2 years of transaction close Achievable Synergies — $80mm of incremental EBITDA uplift from improved guest experience expected to be realized within 3 years of transaction close ▪ Synergies drive meaningful deleveraging, with combined company expected to have ~3.0x Net Debt / Adj. EBITDA within 2 years of Optimized Balance Sheet transaction close Significant Free Cash Flow Generation and ▪ Cash flow profile and strong balance sheet create flexibility to increase in-park investments to grow attendance, increase per capita spending, and improve profitability, all while enhancing the guest experience across the park portfolio Enhanced Financial Flexibility 4

Transaction Overview ▪ Combined company to be named Six Flags, and trade as FUN on NYSE Combined Company ▪ Headquartered in Charlotte, North Carolina Overview Former Former ▪ Cedar Fair unitholders receive HoldCo C Corp shares at 1.000x exchange ratio ▪ Six Flags shareholders receive HoldCo C Corp shares at 0.5800x exchange ratio, (the “Six Flags Exchange Ratio”) and a special dividend composed of: Unitholders Shareholders i. $1.00 per outstanding Six Flags share, totaling approximately $85 million in the aggregate, plus, 51.2% 48.8% ii. An amount per outstanding Six Flags share equal to (a) the aggregate per unit distributions declared or paid by Cedar Fair to unitholders with a record date Transaction Details after today and prior to the close of the transaction multiplied by (b) the Six CopperSteel Flags Exchange Ratio HoldCo, Inc. (“HoldCo”) ▪ Implied fully diluted pro forma ownership at close: Cedar Fair unitholders ~51.2%, Six (C Corp to be listed on NYSE; Flags shareholders ~48.8% Ticker Symbol: FUN) ▪ Cedar Fair MLP structure will be dissolved upon transaction close ▪ Transaction structure does not trigger change of control provisions for either Six Flags’ or Cedar Fair’s notes, minimizing refinancing needs for both companies ▪ Executive Chairman: Selim Bassoul ▪ CEO: Richard Zimmerman Assets Assets ▪ CFO: Brian Witherow ▪ Chief Integration Officer: Gary Mick Leadership & ▪ Board will consist of 12 directors; 6 nominated by Six Flags and 6 nominated by Governance Cedar Fair ▪ Integration Committee comprised of Richard Zimmerman, Selim Bassoul, Ben Baldanza, and Daniel Hanrahan focused on synergy realization and integration 5

Transaction Overview (Continued) ▪ Transaction expected to be accretive to adjusted EPS for both Six Flags Former Former shareholders and Cedar Fair unitholders within 12 months of transaction close ▪ $120mm of identified cost savings realized within 2 years of transaction close Financial Impact ▪ $80mm of incremental EBITDA uplift from improved guest experience expected to Unitholders Shareholders be realized within 3 years of transaction close 51.2% 48.8% ▪ Pro forma net leverage of ~3.7x assuming $120mm of run-rate cost savings and 1 revenue uplift resulting in $80mm of incremental EBITDA CopperSteel ▪ Path to delever to ~3.0x Net Leverage within 2 years of transaction close HoldCo, Inc. (“HoldCo”) ▪ Key capital allocation priorities: (C Corp to be listed on NYSE; Capital Structure — Investments in guest experience and new rides and attractions Ticker Symbol: FUN) — Reduce leverage — Return capital to shareholders; committed to capital returns after delevering to ~3.0x Net Leverage ▪ Transaction unanimously approved by the Board of Directors of Six Flags and Assets Assets Cedar Fair ▪ Expected completion in first half of 2024 following Six Flags shareholder approval Timing and receipt of regulatory clearance ▪ No unitholder vote will be required from Cedar Fair’s unitholders, as Cedar Fair will own greater than 51% of the combined company 1 Based on Q3’23 LTM combined Net Debt of $4,390 million and combined Q3’23 LTM Adjusted EBITDA (incl. RR synergies) of $1.2 billion. 6

Enhancing the Guest Experience More diversified guest experience across various live entertainment formats including amusement parks, water parks, resorts, safaris and campgrounds Partnerships with leading entertainment businesses and a portfolio of beloved IP such as Looney Tunes, DC Comics and PEANUTS to develop engaging new attractions More robust operating platform for improved park offerings and more efficient systemwide performance Leverage Cedar Fair’s recent park investments experience to accelerate Six Flags’ portfolio transformation Combined technology platforms and data analytics capabilities to help create a more engaging and immersive guest experience Greater flexibility to invest in new rides and attractions, broader food and beverage selections, additional in-park offerings, and cross-park initiatives Expanded park access offerings to season pass holders and combined loyalty program featuring additional perks 77

Cedar Fair | Six Flags

Cedar Fair

PEANUTS

Six Flags

THE FLASH
VERTICAL VELOCITY

LOONEY TUNES

DC

WONDER WOMAN

8

Expanded IP Portfolio to Develop Engaging New Attractions and In-Park Offerings 8

42 Parks to Maximize the Guest Experience

Q3 2023 LTM Financial Metrics

	Cedar Fair		Six Flags		Cedar Fair + Six Flags
Parks	15	+	27	=	42
Attendance	26 million		22 million		48 million
Revenue	$1.8 billion		$1.4 billion		$3.4 billion[2] (Incl. Uplift)
Adjusted EBITDA[1]	$527 million		$462 million		$1.2 billion[2] (Incl. Synergies)
Adjusted | Modified EBITDA Margin[3]	29 %		36 %		36 %[2] (Incl. Synergies)
Free Cash Flow[4]	$312 million		$314 million		$826 million[2,5] (Incl. Synergies)
Net Leverage[6]	4.1 x		4.8 x		3.7 x[7] (Incl. Synergies)

9

42 Parks to Maximize the Guest Experience Q3 2023 LTM Financial Metrics Parks 15 27 42 26 million 22 million 48 million Attendance 2 Revenue $1.8 billion $1.4 billion $3.4 billion (Incl. Uplift) 1 2 Adjusted EBITDA $527 million $462 million $1.2 billion (Incl. Synergies) Adjusted | Modified 2 36% 29% 36% 3 EBITDA Margin (Incl. Synergies) 4 2,5 $312 million $314 million $826 million Free Cash Flow (Incl. Synergies) 7 3.7 x 6 Net Leverage 4.1 x 4.8 x (Incl. Synergies) 1 2 Adjusted EBITDA for Six Flags excludes the net income attributable to non-controlling interests in the Adjusted EBITDA of partnership parks. Reflects combined company run rate cost savings of $120mm and revenue uplift 3 resulting in $80mm of incremental EBITDA. Represents Adjusted EBITDA margin for Cedar Fair, and Modified EBITDA margin, including third party EBITDA interests in partnership parks, for both Six Flags and the combined company. 4 5 Free Cash Flow (FCF) defined as Adjusted EBITDA less CapEx. Excludes $65mm of one-time implementation costs and $90mm of incremental CapEx at the combined company, which do not represent run-rate view of FCF post- 6 7 synergies. Net leverage multiples computed as Net Debt divided by Adjusted EBITDA. Combined company Net Debt based on Q3’23 LTM combined Net Debt of $4,390 million and combined Q3’23 LTM Adjusted EBITDA (incl. 9 RR synergies) of $1.2 billion.

Combined Portfolio Delivers Well-rounded Guest Experience Across Various Entertainment and Travel Formats Amusement Parks 11 16 27 Water Parks 4 11 15 Hotels / Resort Properties 7 2 9 Campgrounds 5 2 7 Safaris / Animal Experiences - 2 2 Sports Facilities 2 - 2 Marinas 3 - 3 10

Select Benefits of Combined Footprint

- ✓ Enhances guest experience by increasing access to a wider variety of iconic parks and other formats of live entertainment
- ✓ Creates operational efficiencies at regional level
- ✓ Mitigates seasonality and earnings volatility

Midwest
✓ Parks: 10
✓ Aggregate Attendance: 12.5mm
Northeast
✓ Parks: 10
✓ Aggregate Attendance: 11.4mm
West
✓ Parks: 8
✓ Aggregate Attendance: 10.9mm
South
✓ Parks: 10
✓ Aggregate Attendance: 8.1mm
Southeast
✓ Parks: 4
✓ Aggregate Attendance: 5.2mm

● Cedar Fair Parks

● Six Flags Parks

Note: Attendance figures represent Q3'23 LTM

11

Complementary Portfolio Delivers Greater Value to Customer Through Expanded Season Pass and Operational Efficiencies Select Benefits of Combined Footprint Midwest ✓ Enhances guest experience ✓ Parks: 10 by increasing access to a ✓ Aggregate wider variety of iconic parks Attendance: and other formats of live 12.5mm entertainment Northeast ✓ Creates operational efficiencies at regional level✓ Parks: 10 ✓ Mitigates seasonality and ✓ Aggregate earnings volatility Attendance: 11.4mm West ✓ Parks: 8 Southeast South ✓ Aggregate ✓ Parks: 4 ✓ Parks: 10 Attendance: 10.9mm ✓ Aggregate ✓ Aggregate Attendance: 5.2mm Attendance: 8.1mm Parks Parks Note: Attendance figures represent Q3’23 LTM 11

Compelling Financial Benefits to Combination 1 Combined Q3’23 LTM Adj. EBITDA of $1.2 billion, including synergies Highly realizable cost saving plus additional revenue uplift opportunities resulting 1 in $200 million estimated annual run rate synergies Diversification of park portfolio across regions and various entertainment and travel formats to mitigate weather-related and season earnings volatility Opportunity to accelerate growth driven by enhanced value proposition for guests and season pass holders across the portfolio Transaction expected to be accretive to adjusted EPS for both Six Flags shareholders and Cedar Fair unitholders within 12 months of transaction close Transaction structure does not trigger change of control provisions for either Six Flags’ or Cedar Fair’s notes, minimizing refinancing needs for both companies Strong combined balance sheet with attractive cash flow profile allowing for increased investments in guest experience and amusement parks Free cash flow from run-rate synergies with limited incremental capex to support investments in guest experience and drive meaningful deleveraging 1 Reflects combined company run rate cost savings of $120mm and revenue uplift resulting in $80mm of incremental EBITDA. 12

Cedar Fair

Northeast 13%
South 16%
Midwest 42%
West 29%

Six Flags

Midwest 14%
South 39%
Northeast 22%
West 25%

Cedar Fair + Six Flags

Northeast 17%
Midwest 29%
South 27%
West 27%

13

Diversified Geographic Footprint Mitigates Weather-Related and Seasonal Earnings Volatility and Increases Visibility Northeast Midwest Northeast 13% 14% 17% Midwest 29% South South Midwest 39% 16% 42% Northeast 22% South 27% West West West 29% 27% 25% No single geography expected to contribute greater than 30% of Park-level EBITDA; No single park expected to contribute greater than 17% of Park-level EBITDA Note: Geographic breakdowns based on Q3’23 LTM; West: Arizona, California; Northeast: Canada, Massachusetts, Maryland, New Jersey, New York, Pennsylvania; South: Georgia, Mexico, North Carolina, Oklahoma, 13 Texas, Virginia; Midwest: Illinois, Michigan, Minnesota, Missouri, Ohio

Sources of $120mm Identified Cost Savings

Procurement, Advertising & IT / Technology
~20%
Operating Efficiencies
~25%
Corporate Costs
~55%

% of Cost Savings Realized

~ 65 %
~ 100 %
Within 1 Year
Within 2 Years

14

Identified and Highly Achievable Cost Savings of $120mm Within 2 Years of Transaction Close Sources of $120mm Identified Cost Savings % of Cost Savings Realized ~ 100 % Procurement, Advertising & IT / Technology ~20% ~ 65 % Corporate Costs ~55% Operating Efficiencies ~25% Within 1 Year Within 2 Years Cost savings expected to be realized within 2 years of transaction close 14

Combined Footprint, IP Portfolio and Management Knowhow Will Deliver Improved Guest Experience and Unlock $80mm of Incremental EBITDA from Revenue Uplift Enhanced Season Optimized Flash Pass / Improved Food & Expanded IP Portfolio Pass Program Fast Lane Program Merchandise Offerings ~$40M EBITDA benefit ~$40M EBITDA benefit P Season Pass holders represent ~55% of 2023E attendance for both Six Flags and Cedar Fair but most only visit 1-2 parks P Shared best practices across Food & Merchandise guest experience to be applied across combined portfolio P Rollout of combined season pass program providing access to all parks of combined company enhances customer value while P IP universe to include Six Flags’ licenses to Warner Bros and DC increasing potential utilization and in-park spend versus Out-of-Home Comics and Cedar Fair’s license to Peanuts’ Snoopy and Charlie Entertainment alternatives Brown P Fully optimized Flash Pass / Fast Lane Program EBITDA uplift expected to be realized within 3 years of transaction close 15

Enhanced Cash Flow and Optimized Balance Sheet

Net Leverage over Time[1]

4.8 x
4.1 x
3.7 x
~3.0 x
SIX Standalone (Q3'23 LTM) 2
FUN Standalone (Q3'23 LTM)
Combined Company (Incl. RR Synergies) (Q3'23 LTM) 3
Combined Company (Incl. RR Synergies) (Within 2 Years) 4

Free Cash Flow (Adj. EBITDA – CapEx)

% Conversion 5
~ 68 %
~ 59 %
~70 %
$ 314
$ 312
$ 826
SIX Standalone (Q3'23 LTM)
FUN Standalone (Q3'23 LTM)
Combined Company (Incl. Synergies) (Q3'23 LTM) 6,7

16

Enhanced Cash Flow and Optimized Balance Sheet — Run-rate cost savings and incremental growth opportunities drive meaningful deleveraging — Incremental free cash flow generation enables investments that enhance the guest experience and create shareholder value 1 Net Leverage over Time Free Cash Flow (Adj. EBITDA – CapEx) 5 % Conversion ~ 68% ~ 59% ~70% $ 826 4.8 x 4.1 x 3.7 x ~3.0 x $ 314 $ 312 SIX FUN Combined Company Combined Company SIX FUN Combined Standalone Standalone (Incl. RR Synergies) (Incl. RR Synergies) Standalone Standalone Company 2 3 4 (Q3'23 LTM) (Q3'23 LTM) (Q3'23 LTM) (Within 2 Years) (Q3'23 LTM) (Q3'23 LTM) (Incl. Synergies) 6,7 (Q3'23 LTM) 1 2 3 Net leverage multiples computed as Net Debt divided by Adjusted EBITDA. Adjusted EBITDA for Six Flags excludes the net income attributable to non-controlling interests in the Adjusted EBITDA of partnership parks. Combined 4 company Net Debt based on Q3’23 LTM combined Net Debt of $4,390 million and combined Q3’23 LTM Adjusted EBITDA (incl. RR synergies) of $1.2 billion. Combined company path to ~3.0x Net Leverage within 2 years of 5 6 transaction close. Conversion defined as FCF (Adjusted EBITDA less CapEx) divided by Adjusted EBITDA. Combined company FCF reflects combined company run rate cost savings of $120mm and revenue uplift resulting in 7 $80mm of incremental EBITDA. Combined company FCF excludes $65mm of one-time implementation costs and $90mm of incremental CapEx at the combined company, which do not represent a run-rate view of FCF post- 16 synergies.

Path to Completion

Q4 2023
TRANSACTION ANNOUNCED

→ Complete Commitments for Revolver and Cedar Fair Bonds Consent Solicitation

→ Pre-Merger Integration Preparation

Six Flags Shareholder Vote

→ Refinance Six Flags Term Loan

→ **1H 2024**
TARGET TRANSACTION CLOSE

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Path to Completion Merger expected to close in the first half of 2024, following receipt of Six Flags shareholder approval, regulatory approvals, and satisfaction of other customary closing conditions. Complete Pre-Merger Integration Refinance Six Q4 2023 1H 2024 Commitments Preparation Flags Term Loan TRANSACTION TARGET for Revolver and ANNOUNCED Cedar Fair Bonds TRANSACTION Six Flags Consent Solicitation CLOSE Shareholder Vote 17

Creating a Well-Diversified Leading Amusement Park Operator ▪ Bringing together two iconic businesses to create an expanded portfolio of 42 parks and 9 resort properties across North America Enhanced Footprint and Increased Diversification ▪ Complementary geographic footprints enhance diversification and reduce dependency on any single park or geography, of Portfolio mitigating weather risk ▪ Combine complementary operating capabilities to create a more robust operating platform for improved park offerings and more efficient systemwide performance Enhanced Guest Value ▪ Leverage Cedar Fair’s recent park investments experience to accelerate the transformation underway across Six Flags’ portfolio Proposition ▪ Bring together technology platforms and data analytics capabilities to create a more engaging and immersive guest experience ▪ Combined loyalty program will provide guests with increased access and additional perks ▪ HoldCo expects to capture potential $200 million in annual synergies Identified and Highly- — $120mm of identified cost savings realized within 2 years of transaction close Achievable Synergies — $80mm of incremental EBITDA uplift from improved guest experience expected to be realized within 3 years of transaction close ▪ Synergies drive meaningful deleveraging, with combined company expected to have ~3.0x Net Debt / Adj. EBITDA within 2 years of Optimized Balance Sheet transaction close Significant Free Cash Flow Generation and ▪ Cash flow profile and strong balance sheet create flexibility to increase in-park investments to grow attendance, increase per capita spending, and improve profitability, all while enhancing the guest experience across the park portfolio Enhanced Financial Flexibility 18